                                  [GRAPHIC]

                                     THE
                                   GATEWAY
                                    TRUST


                    A FAMILY OF 100% NO-LOAD MUTUAL FUNDS

                            INVESTMENT INFORMATION

This brochure includes a prospectus which describes in detail the funds' objectives, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

        YOUR NEW ACCOUNT APPLICATION IS LOCATED IN THE POCKET FOLDER.

To open your Gateway account, simply send your completed application and your check payable to THE GATEWAY TRUST in the prepaid envelope. If you need assistance, please call us toll-free at (800) 354-6339.

                                  [GRAPHIC]


                                     THE
                                   GATEWAY
                                    TRUST

                                P.O. Box 5211
                         Cincinnati, Ohio  45201-5211

                              WELCOME TO GATEWAY



                             Photo Inserted Here



                                Left to Right:

                    J. Patrick Rogers, CFA, Vice President
                       Peter W. Thayer, CFA, President
                           Walter G. Sall, Chairman

        We are proud to present to you Gateway's Investment Guide, including the prospectus, which we think has set a new standard for the mutual fund industry. We have tried to include all the information you will need to help you decide which no-load Gateway funds will best meet your financial goals. You invest directly with Gateway, so you pay no sales charges or redemption fees.

We encourage you to keep this important information for future reference. If you have any questions about the Gateway family of 100% no-load mutual funds, please call us toll-free at (800)354-6339.

   We look forward to welcoming you to the family of Gateway shareholders.

--------------------------------------------------------------------------------

NOT PART OF PROSPECTUS

                         GATEWAY'S 100% NO-LOAD FUNDS
                         ----------------------------


Photo Inserted Here


Left to Right:
J. Patrick Rogers, CFA, Co-Portfolio Manager
Peter W. Thayer, CFA, Co-Portfolio Manager

-----------------------------------------------------

                      $1,000 Minimum Initial Investment

                      $100 Minimum Additional Investment

                          No Annual Account Charges

                             No-Fee IRA Accounts

                    Free Telephone Exchanges Between Funds

                         Automatic Investment Program

                            Telephone Redemptions

GATEWAY INDEX PLUS FUND (Growth & Income)
Value Line described this highly rated fund by stating, "On a risk/return basis, the fund consistently provides one of the best investment values among its peers, boasting double-digit, five-, 10-, and 15-year returns. Its long-term approach is supported by the fact that over 25% of the fund's asset base is in relatively stable IRA Accounts. Risk-averse investors seeking a fund providing respectable returns with minimal risk should consider Gateway Index Plus as a strong core holding in a diversified portfolio."(1)

Index Plus, started in 1977, offers investors the opportunity to reap the benefits of stock investing without taking substantial risk. In fact, Index Plus is consistently ranked as having the lowest risk of any diversified stock fund in America.

GATEWAY MID CAP INDEX FUND (Growth)
This Fund invests in the 400 stocks that make up the S&P MidCap 400 Index. It offers a broadly diversified portfolio of medium-sized companies. The portfolio managers utilize their expertise to provide protection against market declines, as well as increasing potential returns when stocks are undervalued.

GATEWAY SMALL CAP INDEX FUND (Small Company Growth)
The Small Cap Index Fund follows the same strategy as the Mid Cap Index Fund, but invests in the small companies in the Wilshire 250 Index. This Fund provides an opportunity for shareholders interested in participating in the "faster growth" of smaller companies with an added level of protection.

(1)  As appeared in the March 7, 1995 edition of The Value Line Mutual Fund
     Survey.

Past performance is no guarantee of future results.

Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
-----------------------------------------------------------------------------


                                                    NOT PART OF PROSPECTUS

                                 PROSPECTUS
                                 ----------
                                 May 1, 1995

GATEWAY INDEX PLUS FUND
        The Index Plus Fund seeks a high total return at a reduced level of risk. The Fund is designed for conservative investors whose investment objective is to maximize total rate of return over the long term.
        The Fund invests in the 100 stocks included in the S&P 100 Stock Index. The Fund's portfolio duplicates the composition of the S&P 100 Index. The Fund also sells call options on the S&P 100 Index and, as the seller, receives cash from the purchasers of the options. By selling options, the Fund attempts to earn a greater total return over the long term than it would earn by investing only in the stocks in the S&P 100 Index. Selling call options reduces the risk of owning stocks, but limits the opportunity to profit from an increase in the market value of stocks. The Fund occasionally buys put options in an attempt to protect the Fund from a rapidly declining market. The value of a put option generally increases as stock prices decrease.

GATEWAY MID CAP INDEX FUND
        The Mid Cap Index Fund, designed for a more aggressive investor, seeks long-term growth of capital with a secondary objective of conserving principal. The Fund invests in the 400 stocks included in the S&P MidCap 400 Index. The Fund's portfolio generally parallels the composition of the S&P MidCap 400 Index. The S&P MidCap 400 Index consists of the common stock of 400 companies with a median market capitalization of approximately $1.1 billion, selected to reflect the stock price performance of companies in the middle capitalization range. At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund occasionally buys index call options to increase the potential for gain.

GATEWAY SMALL CAP INDEX FUND
        The Small Cap Index Fund, also designed for a more aggressive investor, seeks long-term growth of capital. The Fund invests in the 250 stocks included in the Wilshire Small Cap Index. The Fund's portfolio generally parallels the composition of the Wilshire Small Cap Index. The Wilshire Small Cap Index consists of the common stock of 250 companies with a median market capitalization of approximately $490 million, selected to reflect the general characteristics and performance profile of small companies. At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund occasionally buys index call options to increase the potential for gain.

RISK FACTORS RELATED TO INDEX OPTION TRANSACTIONS
        Option transactions on securities indexes involve risks not generally associated with investments in stocks. The sale of call options limits a fund's opportunity to profit from an increase in the market value of the underlying index. The purchase of options involves the risk of loss of all or part of the cash paid for the options. The use of options to protect a fund's portfolio will not fully protect the fund against declines in the value of its portfolio. A fund could experience a loss on both its portfolio securities and the options used to hedge these securities. Unusual market conditions, the lack of a ready market for any particular option at a specific time, or restrictions imposed by regulatory agencies may adversely affect a fund's hedging strategy. Additional information about various risk factors and each fund's investment practices, strategies and restrictions is located on pages 22 through 26 of the Prospectus.

THE GATEWAY FAMILY OF MUTUAL FUNDS
        Each fund is a series of The Gateway Trust. This Prospectus sets forth concisely the information about the funds that you should know before investing. You should keep it for future reference. Additional information has been filed with the Securities and Exchange Commission and is included in the Statement of Additional Information of The Gateway Trust dated May 1,
1995. The Statement of Additional Information ("SAI") is incorporated herein by reference. You can obtain more information about the funds or free copies of the SAI by writing or calling: The Gateway Trust, P. O. Box 5211, Cincinnati, Ohio 45201-5211, (800) 354-6339.

THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE SHARES OF ANY MUTUAL FUND. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS
                              -----------------

FEES AND EXPENSES . . . . . . . . . . . . . . . . . 3  All Gateway funds are 100% no-load.  There are no sales charges, 12b-1 fees, redemption fees or annual account charges when you invest in a Gateway fund.

FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . 4  Tables displaying financial information for each fund.

HOW TO OPEN A GATEWAY ACCOUNT . . . . . . . . . . . 6  New investors can open an account by mail or by telephone.

HOW TO PURCHASE ADDITIONAL SHARES . . . . . . . . . 7  Shares may be purchased by check, by wire transfer or by automatic withdrawals from your bank account.

HOW TO REDEEM SHARES . . . . . . . . . . . . . . .  8  Redemption requests can be made by mail or by telephone.

ADDITIONAL SHAREHOLDER INFORMATION . . . . . . . .  9  Additional information about buying and selling shares.

GATEWAY PERFORMANCE . . . . . . . . . . . . . . . .10  Total return information.

EXPLANATION OF TERMS AND CHARTS . . . . . . . . . .11  Dictionary of investment terms and chart descriptions.

CO-PORTFOLIO MANAGERS' PROFILES . . . . . . . . . .13  Profiles of the co-portfolio managers.

INDEX PLUS FUND CHARTS & GRAPHS . . . . . . . . . .14  Graphs and tables showing fund performance, risk and expenses for the Index
                                                       Plus Fund.

MID CAP INDEX FUND CHARTS . . . . . . . . . . . . .16  Tables showing fund performance, risk and expenses for the Mid Cap Index
                                                       Fund.

SMALL CAP INDEX FUND CHARTS . . . . . . . . . . . .17  Tables showing fund performance, risk and expenses for the Small Cap Index
                                                       Fund.

DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . .18  Investors may reinvest their distributions at no charge.

ABOUT THE INVESTMENT ADVISER . . . . . . . . . . . 19  Gateway Investment Advisers, Inc. provides investment advisory services to each fund.

HOW FUND SHARES ARE PRICED . . . . . . . . . . . . 20  Fund share prices are available 24 hours a day by calling (800) 354-6339.

TAXES . . . . . . . . . . . . . . . . . . . . . . .21  Tax information will be reported to you on Form 1099.

INVESTMENT PRACTICES. . . . . . . . . . . . . . . .22  An explanation of the investment practices and strategies employed by each fund.

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . .26  Each fund has adopted certain investment restrictions.

GENERAL INFORMATION ABOUT GATEWAY . . . . . . . . .27  Additional information on The Gateway Trust and its Trustees.

                              FEES AND EXPENSES
                              -----------------

             THE GATEWAY FAMILY OF MUTUAL FUNDS IS 100% NO-LOAD.
     YOU DO NOT PAY ANY SALES CHARGES WHEN YOU INVEST IN A GATEWAY FUND.

SHAREHOLDER TRANSACTION EXPENSES
        The Gateway family of funds does not charge a fee for purchases, exchanges or redemptions. All Gateway funds are 100% no-load.

                                        Index        Mid Cap         Small Cap
Shareholder Transaction Expenses      Plus Fund     Index Fund      Index Fund
--------------------------------      ---------     ----------      ----------
Maximum Sales Load on Purchase           None           None           None
Maximum Sales Load on
     Reinvested Dividends                None           None           None
Deferred Sales Load                      None           None           None
Redemption Fees                          None           None           None
Exchange Fees                            None           None           None

The custodian for the Gateway funds charges $10 for each wire transfer.

FUND OPERATING EXPENSES
        Annual fund operating expenses are paid from a fund's assets. Each fund pays an advisory fee to Gateway Investment Advisers, Inc. (the "Adviser"). Each fund also pays other expenses for services such as maintaining shareholder records and furnishing shareholder statements and fund reports. A fund's expenses are factored into its share price each day and are not charged directly to shareholder accounts. The numbers in the following table are calculated as percentages of average net assets.

                                              Index      Mid Cap     Small Cap
Annual Fund Operating Expenses              Plus Fund   Index Fund   Index Fund
------------------------------              ---------   ----------   ----------
Advisory Fees (after waiver)                    0.71%      0.04%        0.28%
12b-1 Fees                                      0.00       0.00         0.00
Other Expenses                                  0.50       1.46         1.22
                                                -----      -----        -----
Total Fund Operating Expenses (after waiver)    1.21%      1.50%        1.50%
                                                =====      =====        =====
        (The Fund's Expense Ratio)

EXAMPLE
        Assume that each fund's annual return is 5% and its operating expenses are exactly as previously described in the Fund Operating Expenses table.
For every $1,000 you invested, the table below shows the amount of expenses you would incur if you sold your shares after the number of years indicated. This example illustrates the effect of expenses, but is not meant to suggest actual or future returns or expenses, all of which may vary.

                 Index           Mid Cap        Small Cap
                Plus Fund       Index Fund      Index Fund
                ---------       ----------      ----------
One Year         $  12            $  15            $  15
Three Years         38               47               47
Five Years          66               82               82
Ten Years          147              179              179

The purpose of these tables is to assist you in understanding the direct and indirect costs and expenses you will bear as a fund shareholder.


WAIVER OF 1994 ADVISORY FEE FOR MID CAP INDEX FUND. The investment advisory contract requires the Adviser to waive some or all of its advisory fees as necessary to limit the Mid Cap Index Fund's expense ratio to 1.50% of its average daily net assets. Any waiver will not exceed the aggregate advisory fee payable by the Fund for the applicable year. The table presents the advisory fees for the Fund net of the 1994 fee waiver. Absent the waiver, the advisory fees and total fund operating expenses of the Fund would have been 0.90% and 2.36%.

WAIVER OF 1994 ADVISORY FEE FOR SMALL CAP INDEX FUND. The investment advisory contract requires the Adviser to waive some or all of its advisory fees as necessary to limit the Small Cap Index Fund's expense ratio to 2.00% of its average daily net assets. Any contractual or voluntary waiver will not exceed the aggregate advisory fee payable by the Fund for the applicable year. The Adviser waived a portion of its advisory fees in 1994. The actual advisory fees and total fund operating expenses of the Fund in 1994 were 0.78% and 2.00%. Absent the waiver, the advisory fees and total fund operating expenses of the Fund in 1994 would have been 0.90% and 2.12%.

RESTATEMENT OF FEES FOR SMALL CAP INDEX FUND. The Adviser has voluntarily agreed to waive some or all of its advisory fees as necessary to limit the Small Cap Index Fund's expense ratio to 1.50% in 1995. The advisory fees and total fund operating expenses for the Fund in the table have been restated to reflect the anticipated 1995 fee waiver.

                            FINANCIAL HIGHLIGHTS
                            --------------------

        The following condensed financial information for the five years ended December 31, 1994 has been audited by Arthur Andersen LLP, independent public accountants. The audit report on the 1994 financial statements should be read in conjunction with this condensed financial information. The audit report on the 1994 financial statements is incorporated by reference in the Statement of Additional Information and is available from the Trust. The presentation is for a share outstanding throughout each period.

                                        Gateway Index Plus Fund
                                        -----------------------

                                                                                Year Ended December 31,
                                             ---------------------------------------------------------------------------------------
                                              1994     1993     1992     1991     1990     1989     1988     1987     1986     1985
                                             ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, beginning of period         $15.85   $15.51   $15.24   $13.64   $15.49   $13.67   $11.60   $14.63   $14.69  $14.23
                                             ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
Net investment income                          0.26     0.26     0.27     0.31     0.41     0.33     0.23     0.27     0.33    0.40
Net gains or losses on securities              0.61     0.88     0.51     2.10     1.15     2.29     2.05    (1.05)    1.41    1.74
                                             ------   ------   ------   ------   ------   ------   ------   ------   ------  ------
    Total from investment operations           0.87     1.14     0.78     2.41     1.56     2.62     2.28    (0.78)    1.74    2.14
                                             ------   ------   ------   ------   ------   ------   ------   ------   ------  ------

Dividends from net investment income          (0.27)   (0.26)   (0.28)   (0.30)   (0.41)   (0.37)   (0.21)   (0.33)   (0.34)  (0.46)
Distributions from capital gains              (0.86)   (0.47)   (0.23)   (0.51)   (3.00)   (0.35)    0.00    (0.28)   (1.46)  (0.20)
Distributions in excess of realized
  capital gains                               (0.11)   (0.07)    0.00     0.00     0.00     0.00     0.00     0.00     0.00    0.00
Returns of capital                             0.00     0.00     0.00     0.00     0.00    (0.08)    0.00    (1.64)    0.00   (1.02)
                                             ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    Total distributions to shareholders       (1.24)   (0.80)   (0.51)   (0.81)   (3.41)   (0.80)   (0.21)   (2.25)   (1.80)  (1.68)
                                             ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of period               $15.48   $15.85   $15.51   $15.24   $13.64   $15.49   $13.67   $11.60   $14.63   $14.69
                                             ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
TOTAL RETURN                                  5.57%    7.40%    5.15%   17.80%   10.32%   19.45%   19.76%   (5.65%)  12.69%   15.89%

Net assets, end of period (millions)        $164.65  $207.18  $212.95   $81.37   $38.08   $31.51   $27.33   $27.35   $45.31  $28.43
Ratio of expenses to average net assets(1)    1.21%    1.11%    1.11%    1.22%    1.34%    1.40%    2.08%(2) 1.48%    1.49%   1.50%
Ratio of net income to average net assets(1)  1.54%    1.58%    1.96%    2.17%    2.59%    2.21%    1.75%(2) 1.83%    2.23%   2.81%
Portfolio turnover rate                          4%      17%      15%      31%      79%      30%      10%     175%      85%     96%

Additional information about the performance of each Gateway fund is contained in 1994 Annual Reports to shareholders of the Gateway funds. Annual Reports for 1994 may be obtained without charge by writing THE GATEWAY TRUST, P.O. Box 5211, Cincinnati, Ohio
45201-5211 or by calling (800)354-6339.

                                                       FINANCIAL HIGHLIGHTS
                                                       --------------------

                                                    GATEWAY MID CAP INDEX FUND
                                                    --------------------------
                                             Year Ended         Year Ended      From 9/30/92 to
                                                1994                1993          12/31/92(3)
                                               ------              ------            ------
Net asset value, beginning of period           $10.16              $10.04            $10.00
                                               ------              ------            ------
Net investment income                            0.08                0.11              0.03
Net gains or losses on securities               (0.60)               0.41              0.04
                                               ------              ------            ------
        Total from investment operations        (0.52)               0.52              0.07
                                               ------              ------            ------

Dividends from net investment income            (0.05)              (0.11)            (0.03)
Distributions from capital gains                (0.01)              (0.29)             0.00
                                               ------              ------            ------
        Total distributions to shareholders     (0.06)              (0.40)            (0.03)
                                               ------              ------            ------
Net asset value, end of period                 $ 9.58              $10.16            $10.04
                                               ======              ======            ======

Total Return                                    (5.12%)              5.18%             0.70%

Net assets, end of period (millions)            $ 6.59              $10.46           $10.69
Ratio of expenses to average net assets(1)       1.50%                1.50%            1.50%
Ratio of net income to average net assets(1)     0.59%                1.06%            1.39%
Portfolio turnover rate                             8%                 105%               0%

                                                        GATEWAY SMALL CAP INDEX FUND
                                                        ----------------------------
                                                        Year Ended      From 6/16/93 to
                                                         12/31/94         12/31/93(3)
                                                           ------           -------
Net asset value, beginning of period                       $10.35            $10.00
                                                           ------           -------
Net investment income (loss)                                (0.02)             0.04
Net gains or losses on securities                           (0.60)             0.61
                                                           ------           -------
        Total from investment operations                    (0.62)             0.65
                                                           ------           -------

Dividends from net investment income                        (0.00)            (0.04)
Distributions from capital gains                            (0.10)            (0.26)
                                                           ------           -------
        Total distributions to shareholders                 (0.10)            (0.30)
                                                           ------           -------
Net asset value, end of period                             ($9.63)           $10.35
                                                           ======           =======

Total Return                                               (5.99%)             6.50%
Net assets, end of period (millions)                      $ 9.66             $13.00
Ratio of expenses to average net assets(1)                 2.00%               1.92%
Ratio of net income (loss) to average net assets(1)       (0.14%)              0.98%
Portfolio turnover rate                                      39%                  3%

(1)   The ratios of expenses to average net assets would have increased and net investment income (loss) to average net assets would have decreased (increased) by the following amounts had the Adviser not waived expenses: 0.13% and 0.29%, respectively, for the Index Plus Fund in 1988 and 1985; 0.86%, 0.63% and 0.76%, respectively, for the Mid Cap Index Fund in 1994, 1993 and 1992;
      and 0.12% and 0.31%, respectively, for the Small Cap Index Fund in 1994 and 1993.
(2)   The figures include a non-recurring state franchise tax expense, without which the ratios of expenses and net income to average net assets would have been 1.49% and 2.34%, respectively.
(3)   Operations of the Mid Cap Index Fund and Small Cap Index Fund commenced on September 30, 1992 and June 16, 1993, respectively.
      The expense and net income ratios and portfolio turnover rates in those initial years have been annualized.  The total returns in those initial years have not been annualized.

                                                                              5

                        HOW TO OPEN A GATEWAY ACCOUNT
                        -----------------------------

Gateway funds are available for individuals, IRA's, trusts and pension plans.

OPENING A NEW ACCOUNT
        You may open an account by mail or by telephone. The minimum initial investment generally is $1,000 in any fund. No sales commission is charged by the Gateway funds for purchases or redemptions of fund shares.


BY MAIL

        If you wish to open your account by mail, please complete and sign the New Account Application Form which accompanies this Prospectus. The application has instructions to assist you. Please indicate the amount of your investment in each Gateway fund. When you have completed the application, please mail it to: The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211. Please include your check or money order payable to The Gateway Trust with your application.

BY TELEPHONE
        If you wish to open your account by telephone, you must wire your investment to The Gateway Trust. Please call Gateway shareholder services at
(800) 354-6339 for instructions. You must provide the following information to open your new account: your name, your address, your social security or tax identification number, the size of your initial investment, the Gateway fund(s) in which you wish to invest, and the name and address of your financial institution wiring the funds. You must then instruct your financial institution to wire the funds to:

        The Gateway Trust, c/o Star Bank, N.A.
        ABA #042-0000-13
        Cincinnati, Ohio
        Your name
        Your Gateway Account No. xxxxx
        The Gateway fund(s) in which you wish to invest.

        You must send the following information with your wire: your name, your Gateway account number, and the name of the fund in which you wish to invest. See Page 9 for additional information about wire transfers and telephone instructions.

OPENING A NEW IRA ACCOUNT/TRANSFER OF EXISTING IRA
        If you wish to open a new IRA in a Gateway fund, please call Gateway to obtain an IRA New Account Application and an IRA Investment Kit. To transfer an existing IRA from a bank or other mutual fund to your Gateway IRA, you must complete an IRA Transfer Form. You can transfer or roll over funds from an employer-sponsored plan, such as a 401(k) plan, by completing an IRA New Account Application Form. Please call Gateway shareholder services at (800) 354-6339 to obtain appropriate forms. Gateway IRAs are free of any annual charges or transaction fees.

OPENING A TRUST/PENSION PLAN ACCOUNT
        If you wish to open a trust account in a Gateway fund, please complete the New Account Application Form. In the registration section, give the full legal name of the trust. Pension plans may invest in a Gateway fund by completing the New Account Application Form.

OPENING A UNIFORM GIFT TO MINORS ACT ACCOUNT
        If you plan to open a Gateway account for a minor (typically used for educational savings plans), please complete the UGMA/UTMA section of the New Account Application Form. Be sure to include the minor's social security number.

                      HOW TO PURCHASE ADDITIONAL SHARES
                      ---------------------------------
           THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100

        You may add to your Gateway account at any time by choosing one of the following purchase options. The minimum amount for an additional investment is $100. If your purchase request is received in good order by 4:15 PM Eastern Time, your purchase will be based on that day's closing price for the fund.

        After each purchase, you will receive a confirmation statement showing the value of your account. Certificates are not issued for fund shares.

BY MAIL
        The most common way of purchasing additional shares in a Gateway fund is by mail. Please send your check or money order and an Additional Investment Form in the prepaid envelope. Additional Investment Forms and prepaid envelopes are included with each confirmation statement, quarterly report and periodic newsletter sent to you. Please make all checks or money orders payable to The Gateway Trust and mail to: The Gateway Trust, Shareholder Services,
P.O. Box 5211, Cincinnati, OH 45201-5211.

BY WIRE
        If you wish to avoid any mail delay, you may purchase additional shares by wire. Please call Gateway to arrange a purchase by wire. You must then instruct your financial institution to wire funds to:

        The Gateway Trust, c/o Star Bank, N.A.
        ABA #042-0000-13
        Cincinnati, Ohio
        Your name
        Your Gateway Account No. XXXXX
        The Gateway fund(s) in which you wish to invest.

        You must send the following information with your wire: your name, your Gateway account number, and the name of the fund in which you wish to invest. See Page 9 for additional information about wire transfers and telephone instructions.

BY AUTOMATIC INVESTMENT PROGRAM
        Gateway's Automatic Investment Program is a way to add systematically to your existing Gateway account. When you use the program, funds are electronically transferred from your bank account into your Gateway account and additional shares are then purchased for your account. This service is available on a monthly or quarterly basis with a minimum of $100 per transfer. The Automatic Investment Program is free of charge. Please call Gateway shareholder services at (800) 354-6339 to make arrangements to use this program.

BY EXCHANGE FROM ANOTHER GATEWAY FUND
        To purchase shares by exchanging from another Gateway fund, please call Gateway shareholder services at (800) 354-6339 for instructions. If your exchange request is received by 4:15 PM Eastern Time, the exchange will be based on that day's closing prices for the funds involved in the exchange.
        The Trust does not charge any fee for exchanges between Gateway funds. Generally, an exchange between funds is a taxable event. State securities laws may restrict your ability to make exchanges. The Trust reserves the right to temporarily or permanently terminate the exchange privilege for any shareholder who makes more than six exchanges in a calendar year. You will receive advance written notice that the Trust intends to limit your use of the exchange privilege. The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund involved in the exchange.

                             HOW TO REDEEM SHARES
                             --------------------
           INVESTORS MAY SELL SHARES BY WRITING OR CALLING GATEWAY.


        You may redeem shares from your Gateway account at any time by choosing one of the following options. If your redemption request is received in good order by 4:15 PM Eastern Time, your redemption will be based on that day's closing price for the fund.

        The proceeds from your redemption will be mailed or wired, depending on the method of redemption and your instructions. Normally these proceeds will be sent on the following business day. Payments to shareholders who have purchased shares by check will not be made until the purchase check has cleared, which could take up to fifteen days.


BY MAIL
        Redemption requests made in writing should be sent to: The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, Ohio 45201-5211.

        Each redemption request should include a letter of instruction, specify the fund and the number of shares or dollar amount to be redeemed, and should be signed by all owners of the shares exactly as their names appear on the account. In certain cases, other supporting legal documents may be required. The redemption proceeds will be mailed to the address shown on your account.

        A signature guarantee is not usually required. However, a signature guarantee is required under certain circumstances, including redemptions over $10,000 and those involving payment to persons other than the record owner(s) of the shares. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics cannot guarantee your signature.

BY TELEPHONE
        If telephone exchange and/or redemption instructions are on file, you may redeem your shares by calling Gateway shareholder services at (800) 354-6339. If you redeem your shares by telephone, the redemption proceeds will be paid by check to the owner(s) of the shares shown on Gateway's records and mailed to the address shown on Gateway's records for your account. Redemption proceeds can be sent by wire if you completed the wire transfer instructions in your original New Account Application Form or you have sent separate wire transfer instructions to Gateway. Separate wire transfer instructions must be signed by all owners of the shares exactly as their names appear on the account, and the signatures must be guaranteed. The telephone redemption procedure is not available for IRAs.

SYSTEMATIC WITHDRAWAL PROGRAM
        If the value of your account is at least $5,000, you can arrange for systematic quarterly or monthly withdrawals in the amount of $100 or more. Please call Gateway shareholder services at (800) 354-6339 to make arrangements to use this program.

See Page 9 for additional information about redemptions and telephone instructions.

                      ADDITIONAL SHAREHOLDER INFORMATION


FEES CHARGED BY YOUR BROKER OR BANK

        If you buy or sell shares of a Gateway fund through a broker, the broker may charge you additional fees and expenses. If you buy shares through a wire transfer, The Gateway Trust will not charge you for the wire. Your financial institution may charge you for this service or for transfers from your bank account to a Gateway fund through the Automatic Investment Program. If you redeem shares through a wire transfer, the Trust's custodian will assess a wire charge of $10. Your institution may charge you for receiving a wire transfer of redemption proceeds.

ADDITIONAL IRA INFORMATION

        For information about redeeming shares from an IRA, please call Gateway shareholder services at (800) 354-6339. More detailed information about transfers to and distributions from an IRA and a general description of some of the Internal Revenue Service rules governing IRAs are set forth in the SAI.

TELEPHONE TRANSACTIONS

        The Gateway Trust will not be liable for following instructions received by telephone that it reasonably believes to be genuine. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine. All shareholders of the Gateway funds have telephone redemption and exchange privileges unless the shareholder has specifically declined these privileges.
If you do not wish to have telephone privileges for your account, you must mark the appropriate section on the New Account Application Form or notify the Trust in writing. To protect shareholders who have telephone privileges the Trust follows certain procedures, including requiring a form of personal identification before acting upon telephone instructions, making redemption checks requested by telephone payable only to the owner(s) of the account shown on the Trust's records, mailing such redemption checks only to the account address shown on the Trust's records, directing wire redemptions requested by telephone only to the bank account shown on the Trust's records, providing written confirmation of any transaction requested by telephone, and normally tape recording any instructions received by telephone.

AUTOMATIC REDEMPTIONS BY THE TRUST

        The Gateway Trust reserves the right to reject any investment at any time. The Trust also reserves the right to automatically redeem your account(s) under certain circumstances. You will receive written notice at least 60 days prior to the automatic redemption of your account(s) by the Trust. Your account(s) may be automatically redeemed when the aggregate value of your account(s) falls below $800 (other than as a result of market action) unless you purchase additional shares to increase the value of your account(s) to at least $1,000 before the end of the 60-day period. Your account(s) may also be automatically redeemed if you do not provide a valid U.S. social security number or taxpayer identification number or other requested documents before the end of the 60-day period.

ADDITIONAL REDEMPTION INFORMATION

        Redemption proceeds will be sent to you no later than five business days after your request is received in good order. The right of redemption may be suspended in certain circumstances, such as the closing of the New York Stock Exchange for a period other than weekends or normal holidays.

                             GATEWAY PERFORMANCE
                             -------------------

GATEWAY HAS BECOME AN INDUSTRY LEADER IN PROVIDING PROSPECTIVE INVESTORS AND EXISTING SHAREHOLDERS WITH THE MOST COMPLETE INFORMATION ON ITS NO-LOAD FUNDS.

        It is important for you to understand completely the risks as well as the potential rewards of each Gateway fund before investing. The tables and graphs appearing in this section of this Prospectus are designed to help you understand these risks and rewards and should be studied carefully. A brief description of each table and graph, as well as its significance, is included on the following pages. For a more complete explanation see the Statement of Additional Information.

YEAR-BY-YEAR TOTAL RETURNS SINCE INCEPTION

                                                                      Lehman
         Index          Mid Cap        Small Cap       S&P 500      Gov't/Corp
       Plus Fund      Index Fund      Index Fund     Stock Index    Bond Index
       ---------      ----------      ----------     -----------    ----------
1994     5.57%           (5.12%)       (5.99%)          1.32%         (3.52%)
1993     7.40             5.18          6.50**         10.08          11.02
1992     5.15             0.70*                         7.62           7.58
1991    17.80                                          30.47          16.13
1990    10.32                                          (3.11)          8.28
1989    19.45                                          31.69          14.23
1988    19.76                                          16.52           7.58
1987    (5.65)                                          5.05           2.29
1986    12.69                                          18.51          15.62
1985    15.89                                          31.57          21.30
1984     4.04                                           6.10          15.02
1983    14.80                                          22.47           8.00
1982     9.46                                          21.40          31.09
1981     4.59                                          (5.05)          7.26
1980    16.50                                          32.33           3.06
1979    15.37                                          18.20           2.30
1978     5.90                                           6.40           1.19

 *September 30, 1992 to December 31, 1992
**June 16, 1993 to December 31, 1993



COMPARATIVE PERFORMANCE INFORMATION

        Each Gateway fund may compare its performance to various indexes, such as the S&P 500 Index. Each Gateway fund may also compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc. and Value Line Mutual Fund Survey, or by other financial publications.


                                AVERAGE ANNUAL TOTAL RETURNS*
                                --------------------------------
                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                              ------   -------   -------   --------

Gateway Index Plus              5.57%     6.03%    9.15%      10.57%
Gateway Mid Cap Index          (5.12)      n/a      n/a        n/a
Gateway Small Cap Index         5.99       n/a      n/a        n/a
S&P 100 Index                   2.61      6.49     8.55       13.65
S&P MidCap 400 Index           (3.58)     7.14      n/a        n/a
Wilshire Small Cap Index       (3.09)      n/a      n/a        n/a
S&P 500 Index                   1.32      6.27     8.70       14.32
Lehman Gov't/Corp Bond Index   (3.52)     4.85     7.71        9.84
Consumer Price Index            2.67      2.78     3.49        3.58


                                     CUMULATIVE TOTAL RETURNS*
                              -------------------------------------
                              1 YEAR  3 YEARS    5 YEARS   10 YEARS
                              ------  -------    -------   --------
Gateway Index Plus             5.57%   19.21%     54.92%    173.07%
Gateway Mid Cap Index         (5.12)    n/a        n/a        n/a
Gateway Small Cap Index       (5.99)    n/a        n/a        n/a
S&P 100 Index                  2.61    20.77      50.73     259.50
S&P MidCap 400 Index          (3.58)   22.98       n/a        n/a
Wilshire Small Cap Index      (3.09)    n/a        n/a        n/a
S&P 500 Index                  1.32    20.03      51.73     281.36
Lehman Govt Corp/Bond Index   (3.52)   15.27      44.96     155.62
Consumer Price Index           2.67     8.56      18.72      42.21

*  For periods ended December 31, 1994

                       EXPLANATION OF TERMS AND CHARTS
                       -------------------------------

EXPLANATION OF TERMS

TOTAL RETURN is the change in the value of an investment in a fund over a given period, assuming reinvestment of distributions.

A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time.

An AVERAGE ANNUAL TOTAL RETURN is a rate of return that, if achieved consistently throughout a given period, would produce a cumulative total return equal to that actually achieved by the fund over the same period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

STANDARD DEVIATION is a statistical measure of volatility. It measures the expected change in the value of a fund or a market index such as the S&P 500 Index. A fund with an expected return of 10% and a standard deviation of 15% would be expected to show returns of -5% to +25% in two out of every three years. Volatility is often used as a measure of risk. A lower standard deviation implies lower volatility.

BETA is a measure of a fund's volatility relative to an appropriate index. It measures how much the value of a fund fluctuates compared to the index. As an example, the S&P 500 Index has a beta of 1.0. Any stock mutual fund with a beta greater than 1.0 is more volatile than the stock market, and any fund with a beta lower than 1.0 is less volatile than the stock market as represented by the S&P 500 Index.

THE S&P 500 INDEX is a widely recognized measure of performance for the stock market. The S&P 500 figures represent the prices of an unmanaged index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX is a widely recognized measure of performance for the bond market representing an unmanaged index of selected government and corporate bonds. The Lehman Index figures assume reinvestment of all distributions paid on the bonds in the index.

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U. S. government.

EXPLANATION OF CHARTS AND TABLES

CO-MANAGER PROFILE: Brief biographies of the co-managers show educational background and other important information. Also shown are personal financial commitments to the funds.

GROWTH OF $10,000: This chart shows the growth of a $10,000 investment in the Index Plus Fund made ten years ago. It assumes that all distributions were reinvested in additional shares. This graph makes it easy to see any sudden price changes. It also shows whether there was steady appreciation in value or a series of gains or losses.

RISK/REWARD CHARTS: These are the most important charts. They show that, in general, more risk must be taken to earn higher total returns. Any investment can be shown on the graph by plotting its risk (standard deviation) and its reward (average annual total return). The charts show three points. One point shows 30-day U.S. Treasury bills, one point shows the S&P 500 Index, and the third point shows the Index Plus Fund. The line connecting Treasury bills and the S&P 500 Index shows all the

                       EXPLANATION OF TERMS AND CHARTS
                       -------------------------------

possible outcomes if an investment had been allocated between these two choices in varying positions. When the Index Plus Fund point appears above the line, it shows that the fund earned a higher-than-expected return during the period covered by the chart, considering the amount of risk it took to earn that return. When the point appears below the line, it shows the reverse. The next ten years may be quite different in terms of reward for all three investments shown on the charts. The risk, however, tends to be constant over time.

RISK: It is very important for investors to understand the risk of an investment. The Trustees of The Gateway Trust are concerned that some investors may purchase mutual funds without an appreciation for the risk they have assumed. The historic risk of each Gateway fund is shown in this table. Risk is measured in four ways. Each measure of risk is described more fully in the Statement of Additional Information. Remember these points when examining this table: When the standard deviation of the fund is lower than the standard deviation of the index, the fund is less volatile than the index. A beta for a fund which is lower than 1.0 signifies that the fund is less volatile than the index. The number of periods when the fund's total return was negative over the past ten years (or since inception) is the third indicator of risk. The periods of negative return for an index are included for comparison purposes. The fund's monthly total return in its "best" and "worst" months and the monthly total return of the S&P Index in its "best" and "worst" months is also included in the risk section. The past ten years were historically very favorable for stocks.

EXPENSES: Gateway fund expenses are compared to average expenses for a stock fund. Because Gateway funds are no-load, the expenses of a Gateway fund are usually lower than the average expenses. Average expenses were calculated by using expense information for 1,717 stock funds, as reported by Morningstar, Inc. The average expense calculation included sales loads, deferred sales loads, and operating expenses. There can be no assurance that lower expenses will result in a higher total return, although lower expenses are a factor in determining total return.

TEN LARGEST HOLDINGS: The top ten securities owned by each fund at December 31, 1994 are shown. They are ranked by value with the largest security listed first. The entire portfolio is shown in the December 31, 1994 Annual Report.

                       CO-PORTFOLIO MANAGERS' PROFILES
                       -------------------------------

        Peter W. Thayer, CFA
        --------------------
        Portfolio Manager from 1977 to 1994
        Co-Portfolio Manager from 1994
        MBA Harvard Business School 1973
        BBA University of Wisconsin 1971
        Owns $342,114 of the Index Plus Fund
        Owns $51,889 of the Small Cap Index Fund
        Owns $50,698 of the Mid Cap Index Fund
        Age 46




        Peter W. Thayer, CFA, is the president and co-founder of Gateway Investment Advisers, Inc. Mr. Thayer is often quoted in The Wall Street Journal, Business Week, Money, Donoghue'$ MONEYLETTER, Barrons, and other financial publications. He has made numerous television and radio appearances and has been a speaker at over thirty investment conferences in the U. S. and Europe.
        He is the author of over 25 articles on options and investing. Mr. Thayer enjoys chess, tennis, scuba diving, collecting Rookwood Pottery and birdwatching. He has sighted 2,060 species of birds worldwide. He and his wife, Roz, have been married twenty-three years and have three children.

        J. Patrick Rogers, CFA
        ----------------------
        Co-Portfolio Manager from 1994
        MBA Xavier University 1994
        BBA University of Notre Dame 1986
        Owns $12,900 of the Index Plus Fund
        Owns $2,064 of the Mid Cap Index Fund
        Owns $10,041 of the Cincinnati Fund
        Age 31



        J. Patrick Rogers, CFA, joined Gateway Investment Advisers, Inc. in 1989 and has been a vice president since 1990. He has recently assumed the responsiblities of co-portfolio manager for the Index Plus Fund, the Mid Cap Index Fund, and the Small Cap Index Fund. In addition, he is portfolio manager for the Cincinnati Fund.

        He was awarded the Martin B. Friedman Award at Xavier University which is given annually to the most outstanding MBA student. Mr. Rogers is a frequent speaker at various individual investor groups, including AAII, and is active in many industry associations, including the 100% No-Load Mutual Fund Council.

         He and his wife, Elizabeth, have two children.

                               COMPARISON CHART
                               GROWTH OF $10,000

                      December 31, 1984-December 31, 1994

GATEWAY INDEX PLUS FUND

               1985        1986        1987        1988         1989        1990       1991         1992         1993         1994
            ----------  ---------   ----------  ----------  ----------   ----------  ----------  ----------   ----------   ---------
Jan. 31     10,316.56   11,624.68   13,461.91   12,778.84    15,156.19   17,011.89   20,172.45   22,860.68     24,348.53   26,308.33
Feb. 28     10,424.40   11,917.74   13,542.60   13,118.76*   15,188.58   17,410.16   20,486.08   23,116.26*    24,534.80   26,063.52
Mar. 31     10,410.02   12,145.67   13,688.12   13,076.14    15,210.98   17,979.25   20,685.88   23,116.26     24,457.27   25,198.55
Apr. 30     10,559.18   12,339.31   13,825.37   13,310.79    15,569.27   18,059.36   20,743.18   23,388.11     24,503.98   25,428.07
May 31      10,885.45   12,641.29   14,163.91   13,556.10    15,742.98   18,620.14   21,144.29   23,463.66     24,753.43   25,936.31
June 30     11,070.83   12,758.73   14,466.23   13,801.49    15,808.00   18,700.57   21,029.82   23,539.21     24,893.78   25,542.84
July 31     11,116.24   12,422.15   14,705.34   13,962.10    16,288.40   18,781.13   21,447.25   23,766.60     25,034.68   26,267.46
August 31   11,093.31   12,820.07   14,742.12   13,865.74    16,539.45   18,010.09   21,821.50   23,766.60     25,379.41   26,695.64
Sept 30     10,833.37   12,387.54   14,742.88   14,315.84    16,681.78   17,838.08   21,950.25   23,857.62     25,269.77   26,712.11
Oct 31      11,179.11   12,854.87   12,279.59   14,530.79    16,857.38   17,872.80   22,268.53   23,903.43     25,505.79   27,158.69
Nov 30      11,415.79   13,113.75   11,799.84   14,616.77    17,263.45   18,914.61   21,965.68   24,253.85     25,600.16   26,695.57
Dec 31      11,589.35   13,060.19   12,322.08   14,756.78    17,626.37   19,445.39   22,905.81   24,084.56     25,867.68   27,307.56

* Year when February ends on the 29th.

S & P 500

               1985        1986        1987        1988         1989        1990        1991        1992          1993       1994
            ----------  ---------   ----------  ----------   ---------   ---------   ---------   ---------     ---------   ---------
Jan 31.     10,755.00   13,210.09   17,665.75   17,067.95    20,483.42   23,446.68   25,412.90   31,180.25     34,478.58   38,918.89
Feb. 28     10,916.33   14,220.66   18,381.21   17,861.61*   19,973.38   23,748.67   27,230.43   31,584.03*    34,948.53   37,862.24
Mar. 31     10,921.78   15,009.90   18,914.27   17,316.83    20,438.76   24,378.01   27,889.95   30,969.72     35,685.94   36,211.45
Apr. 30     10,889.02   14,822.28   18,734.58   17,498.65    21,499.54   23,768.92   27,956.05   31,878.69     34,823.41   36,675.68
May 31      11,542.36   15,630.09   18,921.93   17,638.64    22,370.27   26,086.16   29,162.07   32,035.53     35,754.94   37,277.53
June 30     11,715.49   15,887.99   19,868.02   18,450.02    22,242.76   25,910.07   27,826.16   31,558.84     35,859.70   36,363.86
July 31     11,692.06   14,974.43   20,851.49   18,385.45    24,251.30   25,826.90   29,123.13   32,848.02     35,715.54   37,558.05
Aug. 31     11,616.06   16,112.49   21,654.27   17,769.53    24,726.60   23,492.15   29,813.06   32,175.62     37,070.59   39,097.93
Sept. 30    11,244.35   14,775.15   21,167.05   18,533.62    24,626.21   22,348.79   29,314.29   32,553.68     36,786.26   38,141.98
Oct. 31     11,733.48   15,602.56   16,573.80   19,034.03    24,054.39   22,253.58   29,708.27   32,665.99     37,547.37   38,999.03
Nov. 30     12,554.82   16,008.23   15,223.04   18,758.04    24,545.10   23,692.05   28,511.33   33,778.27     37,189.54   37,578.69
Dec. 31     13,157.46   15,592.01   16,379.99   19,086.30    25,134.18   24,352.35   31,772.17   34,192.73     37,639.16   38,135.98



                           10-YEAR RISK/REWARD CHART
                     December 31, 1984 - December 31, 1994

                                Risk           Average Annual
                                (%)            Total Return
                               ------          --------------
U. S. T-bills (30-day)          0.51              0.05628
Index Plus                      8.096             0.1057
S & P 500                      15.31271           0.1432

     (monthly standard deviation of returns)

                           5-YEAR RISK/REWARD CHART
                     December 31, 1989 - December 31, 1994

                                Risk           Average Annual
                                (%)            Total Return
                               ------          --------------
U. S. T-bills (30-day)          0.492             0.0462
Index Plus                      5.895             0.0915
S & P 500                      12.412             0.087

     (monthly standard deviation of returns)

                           GATEWAY INDEX PLUS FUND
                           -----------------------

                                  OVERVIEW
                                  --------

      The Index Plus Fund is designed for conservative investors whose investment objective is to maximize total rate of return
              over the long term.  The Fund invests in the 100
                 stocks included in the S&P 100 Stock Index.


                                    RISK
                                    ----

                                           12/31/84-12/31/94
Risk Measurement                        Index Plus      S&P 500
----------------                        ----------      -------
Standard Deviation                         8.10%         15.31%
Beta                                       0.46           1.00

Number of Down Months                        23             43
Number of Down Quarters                       5              9
Number of Down Years                          1              1

Best Month                                 5.83%         13.30%
2nd Best Month                             4.43%         11.44%
3rd Best Month                             4.28%          9.75%

Worst Month                              (16.71%)       (21.70%)
2nd Worst Month                           (4.11%)        (9.04%)
3rd Worst Month                           (3.91%)        (8.30%)

            EXPENSES
            --------

       Index Plus          Stock Fund
Year    Expenses        Average Expenses
----   ----------       ----------------
1       $ 12.33            $ 39.64
2         25.13              53.08
3         38.41              66.97
4         52.19              81.32
5         66.50              96.14
6         81.35             111.45
7         96.76             128.60
8        112.76             146.37
9        129.36             164.78
10       146.59             183.85

        TOP TEN HOLDINGS
        ----------------
General Electric............. 6.1%
AT&T......................... 5.5
Exxon........................ 5.2
Coca-Cola.................... 4.6
Wal-Mart..................... 3.4
Merck........................ 3.3
IBM.......................... 3.0
DuPont....................... 2.7
Johnson & Johnson............ 2.4
Mobil........................ 2.3

                        GATEWAY SMALL CAP INDEX FUND
                        ----------------------------
                                    OVERVIEW
                                    --------

       The Small Cap Index Fund is designed for an aggressive investor who seeks long-term growth of capital. The Fund invests in the
            250 stocks included in the Wilshire Small Cap Index.


                                    RISK
                                    ----

                            6/16/93-12/31/94
Risk Measurement        Small Cap       S&P 500
----------------        ---------       -------
Standard Deviation         8.83%         8.76%
Beta                       0.86          1.00

Number of Down Months        9             8
Number of Down Quarters      3             2
Number of Down Years         0             0

Best Month                 5.36%         4.10%
2nd Best Month             3.54%         3.79%
3rd Best Month             2.61%         3.40%

Worst Month               (4.64%)       (4.36%)
2nd Worst Month           (4.38%)       (3.64%)
3rd Worst Month           (3.45%)       (2.71%)

                                  EXPENSES
                                  --------

                        Small Cap             Stock Fund
Year                    Expenses           Average Expenses
----                    --------           ----------------
1                       $ 15.26                 $ 39.64
2                         31.06                   53.08
3                         47.41                   66.97
4                         64.33                   81.32
5                         81.84                   96.14
6                         99.97                  111.45
7                        118.73                  128.60
8                        138.15                  146.37
9                        158.25                  164.78
10                       179.05                  183.85


     TOP TEN HOLDINGS
     ----------------
Adaptec................ 1.0%
Teradyne............... 0.9
Oxford Health Plans.... 0.9
HBO.................... 0.8
Tosco.................. 0.8
Pittston Services...... 0.8
Health South........... 0.8
Reynolds & Reynolds.... 0.8
Continental Corp....... 0.8
BB&T Financial......... 0.8

                         GATEWAY MID CAP INDEX FUND
                         --------------------------


                                  OVERVIEW
                                  --------
        The Mid Cap Index Fund is designed for an aggressive investor who seeks long-term growth of capital and a secondary objective of conserving principal. The Fund invests in the 400 stocks included in the S&P MidCap 400 Index.


                                     RISK
                                     ----

                                    9/30/92-12/31/94
Risk Measurement                Mid Cap         S&P 500
----------------                -------         -------
Standard Deviation               7.68%            8.09%
Beta                             0.87             1.00

Number of Down Months             12               9
Number of Down Quarters            4               2
Number of Down Years               1               0

Best Month                      4.84%           4.10%
2nd Best Month                  3.63%           3.79%
3rd Best Month                  2.96%           3.40%

Worst Month                    (4.69%)         (4.36%)
2nd Worst Month                (4.46%)         (3.64%)
3rd Worst Month                (3.70%)         (2.42%)


                    EXPENSES
                    --------

                 9/30/92-12/31/94
         Mid Cap           Stock Fund
Year    Expenses        Average Expenses
----    --------        ----------------
1       $ 15.26              $ 39.64
2         31.06                53.08
3         47.41                66.97
4         64.33                81.32
5         81.84                96.14
6         99.97               111.45
7        118.73               128.60
8        138.15               146.37
9        158.25               164.78
10       179.05               183.85



             TOP TEN HOLDINGS
             ----------------

General Motors Corp Class E............ 2.1%
Bank of New York....................... 1.1
Silicon Graphics....................... 0.9
EMC Corp............................... 0.9
Morgan Stanley Group................... 0.9
CUC International...................... 0.8
First Bank Systems..................... 0.8
First Financial Management............. 0.8
Washington Post Co..................... 0.7
Office Depot........................... 0.7


                          DIVIDENDS AND DISTIBUTIONS
                          --------------------------

Gateway investors may reinvest their dividends and distributions at no charge.

        Shareholders of each Gateway fund may elect to receive distributions either in cash or in additional shares of a fund. If you wish to receive your distributions in cash, please mark the appropriate box on the New Account Application Form. Once your account is opened, you may change the way your distributions are handled by writing or calling Gateway.

GATEWAY INDEX PLUS FUND

        The Index Plus Fund normally declares dividends at the end of March, June, September and December. The amount of the quarterly dividend is based on interest earned plus common stock dividends received by the Fund, minus expenses.

        If the Fund has net capital gains from stock or option transactions, it normally declares a capital gains distribution at the end of December. The capital gains distribution is calculated in accordance with tax regulations and has varied substantially from year to year.

GATEWAY MID CAP INDEX FUND AND SMALL CAP INDEX FUND

        The Mid Cap Index Fund and the Small Cap Index Fund each declares dividends and net capital gains, if any, at the end of December.

FUND PRICING WHEN DIVIDENDS ARE DECLARED

        The price of a Gateway fund is affected by its declaration of dividends and capital gains distributions. The price of a fund, as adjusted for market activity, generally drops by the amount of the declared dividend and capital gains distribution. As an example, assume that on December 31, the Gateway Index Plus Fund declares a dividend in the amount of $0.50 per share. If the Fund's price per share was $16.50 on December 30, the Fund's price on December 31 would be $16.00. The decline of $0.50 per share would be the result of the declaration of the $0.50 dividend.

TAX CONSEQUENCES OF BUYING A DIVIDEND

        If you buy fund shares just before the fund declares a dividend, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. In the example above, if you bought shares of the Gateway Index Plus Fund on December 30, you would pay $16.50 per share. On December 31, the Fund would pay you $0.50 per share as a dividend and your shares would be worth $16.00 per share. The dividend paid to you would generally be included in your gross income for tax purposes, whether or not you reinvested the dividend. For this reason, you should carefully consider the tax consequences of buying shares in a Gateway fund in late December.

                        ABOUT THE INVESTMENT ADVISOR
                        ----------------------------

INVESTMENT ADVISER

        Gateway Investment Advisers, Inc., an Ohio corporation, acts as the investment adviser for the funds. The Adviser has provided investment advisory services to mutual funds since 1977. The principal officers of the Adviser, Walter G. Sall and Peter W. Thayer, managed call option selling programs prior to joining the Adviser in 1977. Messrs. Thayer and Sall, each of whom is an officer and trustee of the Trust, together control the Adviser. As of December 31, 1994, the Adviser had approximately $650 million in assets under its management, including approximately $190 million in assets invested in the funds.

ADVISORY SERVICES

        The Adviser provides each fund with investment research and advice. The Adviser also places with brokers each fund's buy and sell orders for portfolio securities. When the Adviser places these orders, it uses its best efforts to obtain the most favorable price and execution available for the fund, except to the extent that the fund may be permitted to pay higher commissions for brokerage and research services pursuant to Section 28(e) of the Securities Exchange Act of 1934. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may consider sales of fund shares as a factor in the selection of brokers to execute fund portfolio transactions.

ADVISORY FEES

        Each fund pays the Adviser an advisory fee calculated at an annual rate of 0.90% of the first $50 million of the average daily net asset value of the fund, 0.70% of the average daily net asset value of the fund in excess of $50 million but less than $100 million, and 0.60% on the average daily net asset value of the fund in excess of $100 million. The Adviser waived advisory fees of $81,284 for the Mid Cap Index Fund and $15,135 for the Small Cap Index Fund in 1994. The advisory contracts require the Adviser to waive some or all of its advisory fee as necessary to limit the Mid Cap Index Fund's expense ratio to 1.50% of its average daily net assets and the Small Cap Index Fund's expense ratio to 2.00% of its average daily net assets. The Adviser has voluntarily agreed to waive some or all of its advisory fee as necessary to limit the Small Cap Index Fund's expense ratio to 1.50% in 1995. Any contractual or voluntary waiver will not exceed the aggregate advisory fee payable by the fund for the applicable year.

FUND EXPENSES

        Each fund pays all of its ordinary business expenses, other than advertising and marketing expenses which are paid by the Adviser. Ordinary business expenses include the advisory fees of the Adviser, custodial fees, brokerage commissions, fees paid to the Adviser for providing shareholder services, expenses incurred in the registration of the fund shares with federal and state securities agencies, and expenses of printing and distributing a fund's prospectus and shareholder reports. Expenses applicable to more than one fund are generally allocated on the basis of the number of shareholders in each fund. These collective expenses include certain printing and mailing costs, professional fees, and insurance costs.

        The Adviser provides shareholder, transfer, and dividend disbursing services to each fund. The Adviser charges each fund a monthly minimum fee of $2,500 for these shareholder services. Each fund reimburses the Adviser for printing, mailing, compliance, and processing expenses associated with providing the shareholder services. The portion of the reimbursement related to processing expenses cannot exceed 0.20% of the fund's average net assets. Each fund pays the Adviser a monthly fee of $4,000 for financial services provided by the Adviser.

                         HOW FUND SHARES ARE PRICED
                         --------------------------

TIME OF PRICING

        The net asset value (closing share price) of a fund ordinarily is determined as of the close of the options exchanges (normally 4:15 PM Eastern
Time) on each day during which the options exchanges are open for trading. Under unusual circumstances, the net asset value may be determined at other times as authorized by the Board of Trustees. Net asset value is determined by deducting the liabilities of a fund from the market or fair value of its assets.

INDEX PLUS FUND

        The Index Plus Fund normally values stocks and options traded on national exchanges or markets at the last sale price on each trading day. If no trading took place in a security on that day, the security is valued at the average of the closing bid and asked quotations. If necessary when the last sale price falls outside the closing bid/ask range, option prices are adjusted to fall within the range.

        Securities for which market quotations are not readily available (such as written over-the-counter call options), securities in which trading has been suspended during the day, and all other assets are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees. To determine the fair value of over-the-counter index call options sold by the Fund, the Board of Trustees has adopted the use of matrix pricing procedures. Such procedures utilize, among other factors, market quotations for options on the same index with similar strike prices and expiration dates.

MID CAP INDEX FUND AND SMALL CAP INDEX FUND

        The Mid Cap Index Fund and the Small Cap Index Fund normally value stocks and options at the average of the closing bid and asked quotations. Securities for which market quotations are not readily available, securities in which trading has been suspended during the day, and all other assets are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.

                                    TAXES
                                    -----

DIVIDENDS AND DISTRIBUTIONS

        Each Gateway fund intends to distribute to its shareholders substantially all of its net investment income and net capital gains, as determined in accordance with appropriate tax regulations.

TAXES ON DIVIDENDS AND DISTRIBUTIONS

        Each January you will receive a Form 1099-DIV from Gateway. It will show the amount and federal income tax treatment of all distributions paid to you during the year. Distributions of any net investment income and net realized short-term capital gains are taxable to you as ordinary income, whether or not you reinvest. Distributions of net long-term capital gains are taxable as long-term capital gains, whether or not you reinvest and regardless of how long you held your fund shares. For corporations, distributions of net investment income from each fund may be eligible for the 70% dividends-received deduction.

TAXES ON REDEMPTIONS AND EXCHANGES

        Redemptions, including exchanges between Gateway funds, will be reported to you on Form 1099-B.

TAXES ON IRAs

        Contributions, investments and distributions with respect to IRAs are subject to specific IRS rules. The SAI contains additional information about these rules.

ADDITIONAL INFORMATION

        The tax discussion set forth above and in the SAI is included for general information only. You must determine the applicability of federal, state and local taxes to dividends and distributions received on your fund shares and to proceeds received from redemptions or exchanges of fund shares. Prospective investors should consult their own tax advisors concerning the tax consequences of an investment in a Gateway fund.

                             INVESTMENT PRACTICES
                             --------------------

GATEWAY INDEX PLUS FUND

        The investment objective of the Index Plus Fund is to achieve a high total return at a reduced level of risk. The Fund is designed for conservative investors who want to maximize total rate of return over the long term.

        INVESTMENT PRACTICES: The Fund attempts to achieve its investment objective primarily by investing in the 100 stocks included in the S&P 100 Stock Index (the "100 Index") and by selling call options on the 100 Index.
The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the 100 Index represented by the stock. For example, if a stock represents 2% of the value of the 100 Index, the Fund invests approximately 2% of its assets in the stock. The Adviser seeks to maintain a correlation of at least 99% between the composition of the 100 Index and the Fund's portfolio. The Adviser monitors the composition of the 100 Index on a daily basis and makes adjustments to the Fund's portfolio, as needed, to the nearest round lot.

        When the Fund sells call options on the 100 Index, it receives cash from the purchasers of the options. By selling options, the Fund attempts to earn a greater total return over the long term than it would have earned by investing only in the stocks in the 100 Index. Selling call options reduces the risk of owning stocks, but limits the opportunity to profit from an increase in the market value of stocks. The Fund occasionally buys put options in an attempt to protect the Fund from a rapidly declining market. The value of a put option generally increases as stock prices decrease.

        The Fund is not affiliated with or sponsored by Standard and Poor's Corporation.

GATEWAY MID CAP INDEX FUND

        The Mid Cap Index Fund's primary investment objective is long-term growth of capital with a secondary objective of conserving principal.

        INVESTMENT PRACTICES: The Fund attempts to achieve its investment objectives primarily by investing in the 400 stocks included in the S&P MidCap 400 Index (the "400 Index") and by purchasing put or call options on an index as market conditions warrant. The Adviser seeks to maintain a correlation of at least 90% between the composition of the 400 Index and the Fund's portfolio. The Adviser monitors the composition of the 400 Index on a daily basis and makes adjustments to the Fund's portfolio, as needed, to the nearest round lot.

        At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund occasionally buys index call options to increase the potential for gain.

        The 400 Index consists of common stock of 400 companies with a median market capitalization of $1.1 billion, selected to reflect the stock price performance of companies in the middle capitalization range. Stocks in the 400 Index were selected on the basis of market capitalization, liquidity and industry group representation. The 400 Index was developed by Standard & Poor's Corporation in 1991.

        The Fund is not affiliated with or sponsored by Standard and Poor's Corporation.

                             INVESTMENT PRACTICES
                             --------------------

GATEWAY SMALL CAP INDEX FUND

        The investment objective of the Small Cap Index Fund is to achieve long-term growth of capital.

        INVESTMENT PRACTICES: The Fund attempts to achieve its investment objective primarily by investing in the 250 stocks included in the Wilshire Small Cap Index (the "250 Index") and by purchasing put or call options on an index as market conditions warrant. The Adviser seeks to maintain a correlation of at least 90% between the composition of the 250 Index and the Fund's portfolio. The Adviser monitors the composition of the 250 Index on a daily basis and makes adjustments to the Fund's portfolio, as needed, to the nearest round lot.

        At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund occasionally buys index call options to increase the potential for gain.

        The 250 Index focuses on capturing the performance profile of the small capitalization sector of the United States equity market. The 250 Index consists of common stock of 250 companies with a median market capitalization of $490 million and is designed to accurately reflect the general characteristics of small capitalization companies. Stocks in the 250 Index were chosen on the basis of market capitalization, liquidity and industry group representation. The 250 Index was developed by Wilshire Associates, Inc. in conjunction with the Pacific Stock Exchange. Trading in the 250 Index began in January 1993.

        The Fund is not affiliated with or sponsored by Wilshire Associates, Inc. or the Pacific Stock Exchange.

SELLING INDEX CALL OPTIONS

        The Index Plus Fund regularly sells call options on the 100 Index. If you are a shareholder in the Fund, it is important for you to understand some basic information about this investment strategy and the risks involved in option transactions.

        It is easier to understand how index options work if you know some basic concepts about a call option on an individual stock. A covered call option on an individual stock is an option sold (written) on an individual stock owned by the seller. The seller receives cash (a premium) from the purchaser. If the option is not exercised by the purchaser, the seller realizes a gain equal to the premium. This gain may be offset by a decline in the market value of the underlying security. If the option is exercised by the purchaser, the purchaser pays the seller the exercise price and the seller delivers the underlying security. The premium, the exercise price and the market value of the underlying security are combined to determine the gain or loss realized by the seller. The seller's obligations terminate when the option expires or when the seller enters into a closing purchase transaction. The cost of entering into a closing transaction reduces any gain realized by the seller.

        A covered call option on a securities index is similar to an option on an individual stock. However, the seller does not deliver the underlying securities if the option is exercised. Index option transactions are settled in cash. The seller pays the purchaser an amount equal to the difference between the closing price of the index and the exercise price of the option. The premium and the settlement amount are combined to determine the gain or loss realized by the seller.

                            INVESTMENT PRACTICES
                            --------------------

RISK FACTORS

        There are risks inherent in all securities investments. Thus, there can be no assurance that any Gateway fund will be able to achieve its investment objective(s). Because each Gateway fund has long-term investment objectives, none may be an appropriate investment for persons intending to hold fund shares for less than six months.

        INVESTMENTS IN SMALLER COMPANIES: Investments in companies with smaller capitalization are generally more speculative than investments in companies with larger capitalization. However, stocks of smaller companies tend to have more growth potential. The Mid Cap Index Fund and the Small Cap Index Fund attempt to provide shareholders with the opportunity to participate in the potential long-term growth of smaller companies while reducing the risks of investments in such companies through appropriate option strategies.

        SELLING INDEX CALL OPTIONS: Option transactions involve risks not generally associated with investments in stocks. The sale of call options by the Index Plus Fund limits the Fund's opportunity to profit from an increase in the market value of the underlying index. If the Fund sells exchange-traded call options to hedge its portfolio, the purchaser usually has the right to exercise the options at any time prior to the expiration date. The purchaser normally exercises the options when it is to the purchaser's advantage rather than the Fund's advantage. In addition, the Fund generally does not receive notice of the exercise until the next business day. As a result, the Fund's portfolio is not fully hedged between the time the options are exercised and the time the Fund sells new call options on the next business day. To eliminate the risk of early exercise, the Index Plus Fund generally sells European-style options. European-style options may only be exercised on the expiration date.

        PURCHASING INDEX OPTIONS: The purchase of index options involves a risk of loss of all or part of the cash paid for the options.

        CLOSING OPTION TRANSACTIONS: There can be no assurance that a ready market will exist for any particular option at a specific time. Closing transactions for over-the-counter options generally must be negotiated with the other party. These factors could limit the Adviser's ability to close a particular option transaction at a fair price or in a timely manner or to carry out a particular investment or hedging strategy. A Gateway fund will enter into an option transaction only if there appears to be a ready market for such options or the fund can effectively close its position by entering into an offsetting position.

        HEDGING STRATEGIES: The use of index options to protect or hedge a Gateway fund's portfolio will not fully protect the fund against declines in the market value of the securities held in the fund's portfolio. The Adviser may not use all of the available hedging strategies to protect the fund's portfolio. The Adviser may also hedge the fund's portfolio at an inappropriate time or incorrectly anticipate market conditions. In addition, the fund could experience a loss on both its portfolio securities and the options used to hedge these securities. Under unusual market conditions, such as an interruption in trading in an index or certain stocks in the index, the Adviser may be unable to hedge the fund's portfolio effectively. Restrictions imposed by regulatory agencies may also adversely affect the fund's hedging strategy.

                             INVESTMENT PRACTICES
                             --------------------

        REGULATORY ISSUES: Due to the option strategies employed by the Adviser in managing the portfolios of each Gateway fund, it may be more difficult for the fund to qualify as a regulated investment company. Failure to qualify as a regulated investment company could subject the fund to certain tax liabilities and could affect the ability of the fund to meet the regulatory requirements of certain states. In this case, the Adviser might employ investment techniques different from those usually employed by the fund in order to reduce the potential tax liability and to resolve the regulatory issues.

OTHER INVESTMENT STRATEGIES

        Each Gateway fund may hold cash for purposes of liquidity or for temporary defensive purposes. Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers acceptances, commercial paper or certificates of deposit. For temporary defensive purposes, each Gateway fund may hold up to 100% of its assets in such instruments.

        REPURCHASE AGREEMENTS: In a repurchase agreement, a fund acquires securities suitable for investments in accordance with its policies and the seller (usually a bank) agrees at the time of sale to repurchase such securities at an agreed-upon date, price and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default on its repurchase obligation. Investments in repurchase agreements are also subject to the risk that the selling bank may become financially insolvent which could prevent or delay the fund's disposition of the collateral held as security for these transactions. Each Gateway fund's repurchase agreements are fully collateralized and the fund takes possession of such collateral, thus reducing the risk of default. The collateral is subject to continuing market fluctuations and its value could be more or less than the repurchase price.

ADDITIONAL INFORMATION

        For further information concerning the investment practices described above and certain risks associated with them, see "Investment Objectives and Practices" in the SAI.

FUNDAMENTAL POLICIES

        The investment objectives and investment restrictions applicable to each Gateway fund are designated as fundamental policies of the fund. Such fundamental policies may not be changed without approval of the holders of a majority of the fund's outstanding shares.

        The investment practices and strategies of each Gateway fund as described above are not fundamental policies and may be changed without shareholder approval.

                           INVESTMENT RESTRICTIONS
                           -----------------------

INVESTMENT RESTRICTIONS

        Certain investment restrictions applicable to the Gateway funds are described below. The complete text of these restrictions is set forth in the SAI under the caption "Other Information about Investment Practices and Restrictions." Additional investment restrictions pertaining to the funds are set forth in the SAI under the same caption.

        OPTIONS ON SECURITIES INDEXES: No Gateway fund may purchase or sell put options, call options or combinations thereof except in accordance with its investment objectives and practices and the following restrictions. The Index Plus Fund may sell covered call options on securities indexes. The Index Plus Fund may purchase exchange-traded put options on securities indexes, provided that after any such purchase not more than 5% of the fund's net assets would be invested in premiums on the purchase of such options. The Mid Cap Index Fund and the Small Cap Index Fund may purchase exchange-traded call and put options on securities indexes, provided that after any such purchase not more than 5% of the fund's net assets would be invested in premiums on the purchase of such options. Each Gateway fund may enter into closing purchase transactions with respect to options.

        REPURCHASE AGREEMENTS: No Gateway fund may invest more than 5% of its total assets in repurchase agreements with a maturity longer than seven days.

                      GENERAL INFORMATION ABOUT GATEWAY
                      ---------------------------------

THE TRUST AND THE BOARD OF TRUSTEES

        The Gateway Trust is an open-end management investment company established as an Ohio business trust in 1986. From 1977 to 1986, the Trust's predecessor operated as a Maryland corporation. The Trust has four series: the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund (formerly the Gateway Capital Fund), the Gateway Small Cap Index Fund and the Cincinnati Fund. The Cincinnati Fund is offered by a separate prospectus.

        The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts and authorize the Trust officers to carry out the decisions of the Board.

        Under the Trust's Second Amended Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, death or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office has been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees.

SHAREHOLDER MEETINGS AND VOTING

        A meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.

        On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract. As of December 31, 1994, the Adviser held, in a fiduciary capacity, more than 25% of the outstanding shares of the Mid Cap Index Fund and the Small Cap Index Fund. Thus, the Adviser was deemed to be a control person of each of these funds as of that date.

        As of December 31, 1994, the shareholders of the Index Plus Fund controlled approximately 84% of the outstanding shares of the Trust.
Therefore, in the foreseeable future, when the shareholders of the Trust elect the Trustees or vote in the aggregate on any other issue, the shareholders of the Index Plus Fund will be able to elect the Trustees or to decide the issue. Shareholders do not have cumulative voting rights as to the election of Trustees. As a result, if a shareholder meeting is called to elect Trustees, a majority of the shares voting at the meeting can elect all of the Trustees.

                                THE GATEWAY TRUST

                       SUPPLEMENT DATED DECEMBER 15, 1995
                                      TO
                          PROSPECTUS DATED MAY 1, 1995

================================================================================

         The following material supplements the Prospectus dated May 1, 1995, of the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund and the Gateway Small Cap Index Fund (the "Funds"), and particularly the information contained under "Investment Adviser" at page 19 of the Prospectus. Each of the Funds is a series of The Gateway Trust (the "Trust").

         Shareholders of the Funds approved a new investment advisory contract between the Funds and Gateway Investment Advisers, L.P. (the "Adviser"), which became effective December 15, 1995. The Adviser is the successor in interest to the assets, business and personnel of Gateway Investment Advisers, Inc. ("GIA"). GIA has acted as investment adviser since the formation of the Funds and is now the general partner of the Adviser with a 76% partnership interest. The sole limited partner of the Adviser is Alex. Brown Investments Incorporated, an affiliate of Alex. Brown & Sons Incorporated ("Alex. Brown"), a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland.

         Walter G. Sall, as Chairman and Trustee, and Peter W. Thayer, as President and Trustee, will maintain those positions with the Trust. The principal and controlling shareholders of GIA, Mr. Sall and J. Patrick Rogers, have been appointed Chairman and President of GIA, respectively.

         There has been no change in advisory fees paid by the Trust or management personnel of the Adviser as a result of the approval of the advisory contracts.

         The Adviser has entered into an Advisory Referral Agreement with Alex. Brown under which the Adviser will pay to Alex. Brown an amount equal to one-half the advisory fees earned by the Adviser relating to shareholders of the Funds that have been directed to the Adviser by Alex. Brown or any of its affiliates.

         Also effective December 15, 1995, the Adviser became the Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent for the Trust. This change will not affect the processing of an account or the services provided for the Funds' shareholders.

                                                          Registration Statement
                                 Securities Act of 1933 Registration No. 2-59895
                       Investment Company Act of 1940 Registration No. 811-02773

                                THE GATEWAY TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement is not a prospectus but should be read in conjunction with the current Prospectus of The Gateway Trust (the "Trust") for the Gateway Index Plus, Mid Cap Index, and Small Cap Index Funds dated May 1, 1995, and supplement thereto dated December 15, 1995. A copy of the Prospectus may be obtained from the Trust, by written or telephone request, directed to the Trust at the address or the telephone number shown below.

   The date of this Statement of Additional Information is December 15, 1995.

                   P. O. Box 5211, Cincinnati, Ohio 45201-5211

                                 (800) 354-6339

                                TABLE OF CONTENTS

INTRODUCTION.........................................................................................4
         General Information about Gateway Trust.....................................................4
INVESTMENT OBJECTIVES AND PRACTICES..................................................................5
         Gateway Index Plus Fund.....................................................................5
         Gateway Mid Cap Index Fund..................................................................5
         Gateway Small Cap Index Fund................................................................6
OPTION TRANSACTIONS..................................................................................6
         Selling Covered Call Options................................................................6
         Selling Covered Put Options.................................................................7
         Purchase of Put and Call Options............................................................7
         Options on Securities Indexes...............................................................8
         Covered Index Call Options Sold by the Index Plus Fund......................................8
INVESTMENT PRACTICES, RISKS AND RESTRICTIONS.........................................................9
         Other Investment Practices..................................................................9
         Certain Risks...............................................................................10
         Investment Restrictions.....................................................................11
PERFORMANCE AND RISK INFORMATION.....................................................................14
         Performance Information.....................................................................14
                  Total Return Calculations..........................................................14
                  Historical Results.................................................................15
         Risk Information............................................................................16
                  Comparative Indexes................................................................16
                  Standard Deviation.................................................................17
                  Beta...............................................................................17
         Rankings and Comparative Performance Information............................................17
SHAREHOLDER SERVICES.................................................................................18
         Shareholder Account.........................................................................18
         Automatic Investment Plan...................................................................18
         Systematic Withdrawal Plan..................................................................18
         IRAs........................................................................................19
         Qualified Pension and Profit Sharing Plans..................................................22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.......................................................22
INVESTMENT ADVISORY AND OTHER SERVICES...............................................................24
         Gateway Investment Advisers, L.P............................................................24
         Investment Advisory Contracts...............................................................25
         Custodian...................................................................................28
         Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent..........28
BROKERAGE AND PORTFOLIO TURNOVER.....................................................................29
         Brokerage...................................................................................29
         Portfolio Turnover..........................................................................31

ADDITIONAL TAX MATTERS...............................................................................32
         Federal Tax Matters.........................................................................32
         State and Local Tax Aspects.................................................................33
TRUSTEES AND OFFICERS OF THE TRUST...................................................................33
COUNSEL..............................................................................................35
INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS..............................................35
PRINCIPAL HOLDERS OF FUND SHARES.....................................................................35
         Index Plus Fund.............................................................................35
         Mid Cap Index Fund..........................................................................36
         Small Cap Index Fund........................................................................37
         Shares Held By Adviser......................................................................37
SCHEDULE A...........................................................................................38
SCHEDULE B...........................................................................................40
SCHEDULE C...........................................................................................44
SCHEDULE D...........................................................................................47

                                  INTRODUCTION

GENERAL INFORMATION ABOUT GATEWAY TRUST

         The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "funds" or individually as a "fund"). At present, there are four series of the Trust:

Name of Fund                                  Date Organized
------------------------------------------------------------------------

Gateway Index Plus Fund                       1977

Gateway Mid Cap Index Fund                    July 1992

Gateway Small Cap Index Fund                  April 1993

Cincinnati Fund                               November 1994

         Gateway Index Plus Fund was known as Gateway Option Index Fund until March, 1990; as Gateway Option Income Fund until February, 1988; and as Gateway Option Income Fund, Inc. until May, 1986. Gateway Mid Cap Index Fund was known as Gateway Capital Fund until December, 1993.

         Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

         The Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund are offered in one combined prospectus (the "Combined Prospectus"). The Cincinnati Fund is offered in a separate prospectus and Statement of Additional Information.

         Each fund has its own investment policies, restrictions, practices, assets, and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by the Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's By-laws, as amended.

                       INVESTMENT OBJECTIVES AND PRACTICES

GATEWAY INDEX PLUS FUND

         The Index Plus Fund's investment objective is to achieve a high total return at a reduced level of risk. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "Investment Practices" in the Combined Prospectus.

         The Index Plus Fund primarily invests in a portfolio of common stocks which parallels the composition of the Standard & Poor's 100 Stock Index (the "100 Index"). A list of the companies whose stocks are included in the 100 Index is set forth in Schedule "A" to this Statement. The Fund sells call options on the 100 Index and, when appropriate, enters into closing purchase transactions with respect to such options. The Fund occasionally purchases put options on securities indexes.

         In addition, the Fund has authority to, and when deemed appropriate may, invest in the stocks of other securities indexes, sell call or put options on securities indexes, purchase call or put options on securities indexes, sell covered call options on individual stocks, sell covered put options on individual stocks, and purchase call or put options on individual stocks.

GATEWAY MID CAP INDEX FUND

         The Mid Cap Index Fund's primary investment objective is long-term growth of capital with a secondary objective of conserving principal. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "Investment Practices" in the Combined Prospectus.

         The Mid Cap Index Fund primarily invests in a portfolio of common stocks which parallels the composition of the S&P MidCap 400 Index (the "400 Index"). A list of the companies whose stocks are included in the 400 Index is set forth in Schedule "B" to this Statement. Because the 400 Index is composed of four hundred equity securities and the Fund purchases such securities in round lots, the portfolio does not correlate perfectly with the 400 Index. Although Gateway Investment Advisers, L.P., the Adviser to the Funds ("Adviser") monitors the Mid Cap Index Fund portfolio so that the percentage of assets invested in each stock in the Mid Cap Index Fund substantially corresponds to the composition of 400 Index, the Fund bears the risk that the price of its portfolio will not increase as much as (or will decrease more than) the 400 Index.

         The Mid Cap Index Fund occasionally engages in the purchase of put and call options on securities indexes, such as the S&P 500 Index, the 400 Index and similar middle capitalization securities indexes. The Mid Cap Index Fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of the Fund's net assets.

GATEWAY SMALL CAP INDEX FUND

         The investment objective of the Small Cap Index Fund is to achieve long-term growth of capital. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "Investment Practices" in the Combined Prospectus.

         The Small Cap Index Fund primarily invests in a portfolio of common stocks which parallels the composition of the Wilshire Small Cap Index (the "250 Index"). A list of the companies whose stocks are included in the 250 Index is set forth in Schedule "C" to this Statement. Because the 250 Index is comprised of 250 equity securities and the Fund purchases such securities in round lots, the portfolio does not correlate perfectly with the 250 Index. Although the Adviser monitors the Small Cap Index Fund portfolio so that the percentage of assets invested in each stock in the Small Cap Index Fund substantially corresponds to the composition of 250 Index, the Fund bears the risk that the price of its portfolio will not increase as much as (or will decrease more than) the 250 Index.

         The Small Cap Index Fund occasionally engages in the purchase of put and call options on securities indexes, such as the S&P 500 Index, the 250 Index, the Russell 2000 Index, and comparable small capitalization securities indexes. The Small Cap Index Fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of the Fund's net assets. Options on the 250 Index are a relatively new investment vehicle and the secondary market for any particular option on this index at a specific time may be limited.

                               OPTION TRANSACTIONS

         This section contains a brief general description of various types of options, certain option trading strategies and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the funds. It is easier to understand index options if you understand options on individual stocks. For this reason, the first three parts of this section discuss individual stock options.

SELLING COVERED CALL OPTIONS

         A covered call option is an option sold on a security owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

         The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security are combined to determine the gain or loss realized by the seller.

         The Index Plus Fund is the only Gateway fund authorized to sell covered call options. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption "Sale of Covered Call Index Options by the Index Plus Fund."

SELLING COVERED PUT OPTIONS

         The seller of a covered put option has the obligation to buy, and the purchaser the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a seller usually deposits U. S. government securities (or other high grade debt obligations) in a segregated account at the seller's custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The seller maintains the segregated account so long as it is obligated as the seller. The obligation of the seller is terminated when the purchaser exercises the put option, when the option expires, or when a closing purchase transaction is effected by the seller.

         The seller's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The seller's potential loss on a put option is determined by combining the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received, and the interest earned on its segregated account. Although a seller risks a substantial loss if the price of the stock on which it has sold a put option drops suddenly, the seller can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the seller's ability to detect the movement in the stock's price and to execute a closing transaction at the appropriate time.

         The Index Plus Fund is the only Gateway fund authorized to sell covered put options. To date, the Fund has never sold a covered put option. To comply with state securities requirements, the Fund will not sell any covered put option if, as a result, the Fund would have to invest more than 50% of its total assets (taken at current value) to meet its obligation upon the exercise of put options.

PURCHASE OF PUT AND CALL OPTIONS

         Put options can be employed to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. Call options can be purchased as a temporary substitute for the purchase of individual stocks, which then could be purchased in orderly fashion. Upon the purchase of the stocks, the purchaser would normally terminate the call position.

         The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency.

         The Index Plus Fund, the Mid Cap Index Fund and the Small Cap Index Fund each are authorized to purchase put and call options. Each fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of its net assets.

OPTIONS ON SECURITIES INDEXES

         An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple ($100 in the case of the S&P 100 Stock Index). The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

COVERED INDEX CALL OPTIONS SOLD BY THE INDEX PLUS FUND

         The Index Plus Fund sells call options on the 100 Index in an attempt to earn a greater total return over the long term than it would earn by investing only in the stocks in the 100 Index.

         Frequently the Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both) on the 100 Index. The Fund's objective in entering into such closing transactions is to increase option premium income, to limit losses, or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

         When the Fund sells a call option on the 100 Index, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust's Custodian (or a securities depository acting for the Custodian) acts as the Trust's escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the 100 Index (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the

Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

         When the Fund sells a call option on the 100 Index, it is also required to "cover" the option pursuant to requirements enunciated by the staff of the Securities and Exchange Commission. The staff has indicated that a mutual fund may "cover" an index call option by (1) owning and holding for the term of the option the securities against which the call option is written, (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option, or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally "covers" the index options it has sold by owning and holding the stocks included in the 100 Index. As an alternative method of "covering" the option, the Fund may purchase an appropriate offsetting option on the 100 Index.

         The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the 100 Index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund's total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the 100 Index, the Fund would not be able to close out its option positions.

         The Index Plus Fund has the authority to sell covered call options on indexes other than the 100 Index. If the Fund did so, considerations similar to those described above would be applicable to such options.

         Additional information about the Fund's investment practices and strategies with respect to option transactions, and certain risks related to such transactions, is set forth under the caption "Investment Practices" in the Combined Prospectus.

                  INVESTMENT PRACTICES, RISKS AND RESTRICTIONS

OTHER INVESTMENT PRACTICES

         Each fund generally will hold cash reserves for the purpose of paying expenses and share redemptions. In addition, each fund may hold cash received from the sale of its shares which it has not yet invested. The Adviser may determine, from time to time, that one or more funds should temporarily reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stocks. Cash held by a fund, for whatever reason, may be invested in securities of the U. S. government or any of its agencies, bankers' acceptances, commercial paper or certificates of deposit (collectively "cash equivalents") or repurchase agreements.

         Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poors Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more. During 1994, no fund invested, and during the current year none of the funds intends to invest, more than 5% of its net asset value in cash equivalents.

         Repurchase agreements are instruments under which the fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of any fund's total assets may be invested in repurchase agreements which have a maturity longer than seven days.

CERTAIN RISKS

         The success of each fund's option strategy depends upon the ability of the Adviser to identify an appropriate index in which to invest and the Adviser's ability to enter into transactions involving index options at appropriate times in the stock market cycle. In pursuing this course, the Adviser is subject to the risks of change in general economic conditions, adverse developments in specific industries and factors affecting the performance of individual stocks.

         Standard and Poor's Corporation ("S&P") obtains information for inclusion in or for use in the calculation of the S&P 100 Index and the S&P MidCap 400 Index from sources which S&P considers reliable. S&P HAS ADVISED THE TRUST THAT IT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE INDEX PLUS FUND OR THE MID CAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 100 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR USE WITH RESPECT TO THE S&P 100 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN.

         Wilshire Associates, Inc. ("Wilshire") obtains information for inclusion in or for use in the calculation of the Wilshire Small Cap Index from sources which Wilshire considers reliable. WILSHIRE HAS ADVISED THE TRUST THAT IT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE SMALL CAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN. WILSHIRE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR USE WITH RESPECT TO THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN.

         Other risks related to the investment practices and strategies of each fund are described in the under the caption "Investment Practices" in the Combined Prospectus.

INVESTMENT RESTRICTIONS

         The Trust has adopted certain fundamental policies with respect to each of the funds that may not be changed without a vote of shareholders of that fund. Under these policies, the Index Plus Fund, the Mid Cap Index Fund, and the Small Cap Index Fund each are subject to the following restrictions:

         1. A fund may not purchase any security if, as a result, the fund (or the funds together) would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

         2. A fund may not purchase any security if, as a result, the fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

         3. A fund may not purchase securities on margin (but the fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

         4. A fund may not make short sales of securities or maintain a short position, (a) unless, at all times when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of such fund's net assets (taken at current value) are held as collateral for such sales at any one time. It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes. It is the present intention of management that short sales of securities subject to outstanding options will not be made.

         5. A fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the fund's total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market. In order to meet redemption requests without immediately selling any portfolio securities, a fund may borrow in an amount up to one-quarter of the value of its total assets including the amount borrowed. If due to market fluctuations or other reasons the value of such fund's assets falls below 400% of its borrowing, the fund will reduce its borrowing which may result in the fund being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage, but solely to facilitate management of the portfolio by enabling the fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the fund might be deemed to be engaged in leveraging in that any such borrowing will enable the fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

         6. A fund may not pledge more than 10% of its total assets, taken at market value. (The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.)

         7. A fund may not purchase or retain securities of any company if, to the knowledge of the Trust, officers and trustees of the Trust or of the Adviser who individually own more than one-half of 1% of the securities of that company, together own beneficially more than 5% of such securities.

         8. A fund may not buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate.

         9. A fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the Federal securities laws.

         10. A fund may not make investments for the purpose of exercising control or management.

         11. A fund may not participate on a joint basis, or a joint and several basis, in any trading account in securities.

         12. A fund may not purchase any security restricted as to disposition under the Federal securities laws.

         13. A fund may not invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

         14. A fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

         15. A fund may not make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements. No more than 5% of the fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

         16. A fund may not purchase any security (other than U. S. Government obligations) if, as a result thereof, less than 75% of the value of the fund's total assets is represented by cash and cash items (including receivables), Government securities and other securities which, for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. (All of the Trust's funds taken as a group also must satisfy this 10% test.)

         17. A fund may not concentrate the investments of the fund in a single industry nor invest more than 25% of the current value of its total assets in a single industry.

         18. A fund may not sell call or put options, or purchase call or put options, except that (a) the Index Plus Fund may (i) sell covered call options with respect to all of its portfolio securities or with respect to securities indexes, (ii) purchase exchange-traded put and call options, provided that after any such purchase not more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options or combinations thereof, (iii) sell covered put options, provided that after any such sale the Index Plus Fund would not have more than 50% of its total assets (taken at current value) subject to being invested on the exercise of put options, and (iv) enter into closing purchase transactions with respect to such options, and (b) the Mid Cap Index Fund and the Small Cap Index Fund each may purchase exchange-traded puts and calls, provided that after any such purchase not more than 5% of the Fund's assets would be invested in premiums on the purchase of such options.

         19. A fund may not invest more than 5% of the fund's total assets in repurchase agreements which have a maturity longer than seven days.

         20. A fund may not buy or sell commodities, commodities futures contracts or commodities options contracts.


         The Trust has no fundamental policy with respect to the issuance of senior securities by any fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.

         In addition to these fundamental policies, each fund may not invest more than 15% of the fund's net assets in "illiquid assets." Further, the Trust has specifically undertaken, as a condition of state registration, to limit the investment in warrants by any fund to no more than 5% of such fund's net assets, and to further limit to 2% of any fund's net assets any investment by such fund in warrants which are not listed on the New York or American Stock Exchanges. Similarly, the Trust has undertaken to limit the short sales discussed in paragraph 4 above to the lesser of 2% of the value of securities of any one issuer in which any fund is short, or 2% of the securities of any class of any issuer.

         In order to comply with the securities laws and regulations of the State of Texas, the Trust has also agreed that the following restrictions will be applicable to each fund that registers its securities in the State of Texas.
(1) The fund will not invest in any oil, gas or other mineral. (2) The fund will not invest in real estate limited partnerships. (3) The fund will not invest more than 15% of its net assets in "illiquid" securities.

         Although the practices described in paragraphs 4, 5 and 6 above could involve more than 5% of a fund's assets, none of those practices has been employed by any fund (or the Index Plus Fund's predecessor, Gateway Option Income Fund, Inc.) since January 1, 1983. The Adviser has no current intention of causing any fund to employ any such practice in the coming year.

                        PERFORMANCE AND RISK INFORMATION

PERFORMANCE INFORMATION

         The funds may quote performance in various ways. All performance information supplied by the funds is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph or similar illustration. A fund's share prices and total returns fluctuate in response to market conditions, interest rates and other factors.

         TOTAL RETURN CALCULATIONS

         Total returns reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gains distributions, and any change in a fund's net asset value per share (NAV) over the period.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five- and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value according to the following formula.

P (1 + T)n  = ERV where   T equals:   Average annual total return
                          n equals:   Number of years and portion of a year
                          ERV equals: Ending redeemable value (of an initial
                                      hypothetical $1,000 investment) at the end
                                      of the period
                          P equals:   $1,000 (the hypothetical initial
                                      investment)

         If a fund has been in existence for less than one, five or ten years, the time period since the date it commenced operations will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, shareholders should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

         Average annual total return is calculated as required by applicable regulations promulgated by the Securities and Exchange Commission. In addition to average annual total returns, a fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year and cumulative total returns may be quoted as a percentage or as a dollar amount.

         HISTORICAL RESULTS

         The following chart shows each fund's average annual and cumulative total returns for the period ended December 31, 1994:

      Average Annual Total Return             One Year         Five Year        Ten Years  Life of Fund
---------------------------------------------------------------------------------------------------------------

Index Plus Fund                            5.57%                 9.15%            10.57%      10.28%
Mid Cap Index Fund                        (5.12)                  N/A              N/A         0.19
Small Cap Index Fund                      (5.99)                  N/A              N/A         0.07

        Cumulative Total Return               One Year         Five Year        Ten Years      Life of Fund
---------------------------------------------------------------------------------------------------------------
Index Plus Fund                            5.57%                54.92%           173.07%     431.38%
Mid Cap Index Fund                        (5.12)                  N/A              N/A         0.49
Small Cap Index Fund                      (5.99)                  N/A              N/A         0.12

         The table below shows the redeemable value on December 31, 1994 for an initial investment of $10,000 in the fund that was made at the beginning of the one-, five-, and ten-year periods (or at the commencement of the fund's operations). The table assumes all dividends and distributions have been reinvested in additional fund shares.

                                          One Year          Five Years       Ten Years         Life of Fund
---------------------------------------------------------------------------------------------------------------
Index Plus Fund                               $10,557           $15,492          $27,307           $53,138
Mid Cap Index Fund                            $ 9,488             N/A              N/A             $10,049
Small Cap Index Fund                          $ 9,401             N/A              N/A             $10,012

RISK INFORMATION

         In evaluating the performance of any investment, including an investment in a Gateway Fund, it is important to understand the risks involved in the investment. Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

         For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss, than an investment in a mutual fund that invests in U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given shareholder will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund.

         The Gateway Trust offers four different funds that produce different total returns and present different risk potentials. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in each fund.

         COMPARATIVE INDEXES

         The performance and risk of the Index Plus Fund, the Mid Cap Index Fund, and the Small Cap Index Fund is compared to the performance and risk of the S&P 500 Index and the Lehman

Government/Corporate Bond Index. These comparative indexes are used because they are the standard benchmarks of the stock market and bond market respectively. A fund's performance and risk may also be compared to other appropriate indexes.

         STANDARD DEVIATION

         Standard deviation measures the volatility of the total return of a fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment.

         For example, as of December 31, 1994, the annual standard deviation for the Index Plus Fund over the past three years was 4.52% while the standard deviation for the S&P 500 Index was 9.95%. Thus, the S&P 500 Index was almost twice as volatile as the Index Plus Fund. An investment with an expected return of 10% and a standard deviation of 15% would be expected to earn a total return ranging from -5% to +25% about 68% of the time, a total return ranging from -20% to +40% about 95% of the time and a total return ranging from -35% to +55% about 97% of the time.

         BETA

         Beta analyzes the market risk of a fund by showing how responsive the fund is to the market as defined by an index. Beta is a comparative measure of a fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is 1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets.

         For example, the beta of the Index Plus Fund was 0.38 at December 31, 1994. The Index Plus Fund would be expected to perform approximately half as well as the market (as defined by S&P 500 Index) in up markets and half as poorly as the market in down markets. Beta is the slope of the "least square line" which compares the fund with an index.

RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

         Each fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc., Lipper Analytical Services, Inc. and Value Line Mutual Fund Survey, or by other financial publications with circulations of 10,000 readers or more. Performance comparisons may be expressed as ratings (such as the proprietary ratings published by Morningstar, Inc.) or rankings (such as the rankings of funds in various categories published by Lipper Analytical Services, Inc.). Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.

                              SHAREHOLDER SERVICES

         Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend disbursing and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

SHAREHOLDER ACCOUNT

         Each fund maintains a shareholder account for investors who purchase its shares. The shareholder account facilitates regular purchases of fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in fund shares. There is no charge for the automatic reinvestment of dividends and distributions.

         The Servicing Agent maintains a record of purchases, redemptions, and share balances for each shareholder. Shortly after each purchase, the Servicing Agent will mail a confirmation to the shareholder showing the shares purchased, the exact price paid for the shares and the total number of shares owned. Share certificates will not be issued.

         Upon opening an account, a shareholder may elect any of the following options: (1) reinvestment at net asset value of all distributions or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. No annual maintenance fees are charged by the Trust on any shareholder account. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

AUTOMATIC INVESTMENT PLAN

         For established accounts, shares of any of the funds may be purchased on a monthly or quarterly basis in amounts of $100 or more per purchase. Shareholder Services can arrange to have such money transferred automatically from a shareholder's bank account to the Trust for purchase of shares. A shareholder can make arrangements to use the Automatic Investment Plan (or discontinue use of the Plan) by contacting Shareholder Services at (800) 354-6339.

SYSTEMATIC WITHDRAWAL PLAN

         If the value of a shareholder's account is at least $5,000, the shareholder can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount that ought to be periodically withdrawn by a shareholder. A sufficient number of shares in the shareholder's account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

         If a shareholder establishes an account in the Systematic Withdrawal Plan, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of the fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the funds to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Plan should not, therefore, be considered a yield on investment. A shareholder can make arrangements to use the Systematic Withdrawal Plan (or discontinue use of the Plan) by contacting Shareholder Services at (800) 354-6339.

IRAs

         Investors may purchase shares of any Gateway fund through Individual Retirement Accounts ("IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a form of IRA (the "Gateway IRA") which can be adopted by an investor and which is specifically designed to permit the shareholder to invest in shares of the Gateway funds selected by the shareholder. Alternatively, investors may use the services of the Adviser to allocate assets of the Gateway IRA among investments in shares of the Gateway funds and certain other investments. The custodian of the Gateway IRAs is Star Bank. Investors can obtain forms to establish Gateway IRAs by calling Shareholder Services at (800) 354-6339.

         An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. As is briefly discussed below, an investor who has compensation for a taxable year may make contributions within certain limits to his or her own IRA (and, in limited situations, an IRA for his or her spouse). Certain of the investor's contributions to the IRA may be deductible from income in determining his or her Federal income tax for the taxable year of the contributions and not taxed until distributed from the IRA. Also, certain amounts received from another IRA may be able to be rolled over or transferred to an IRA and thereby avoid Federal income tax on the amounts rolled over or transferred until received from the new IRA. In addition, certain amounts distributed from a tax-qualified employer plan may be able to be rolled over directly to an IRA and thereby avoid income tax withholding on the amounts rolled over. Further, all earnings generated in the IRA are not taxed until distributed from the IRA.

         To explain in more detail, in general, any investor who has compensation in a taxable year is eligible: (1) to establish and/or make contributions to an IRA for his or her own benefit for such taxable year (except for the taxable year in which he or she attains the age of 70-1/2 or any later taxable year); and (2) to establish and/or make contributions to an IRA for his or her spouse, provided the spouse either has (or elects to be treated as having) no compensation for the taxable year and provided the spouse has not attained the age of 70-1/2 by the close of such taxable year. Such an investor may contribute for the applicable taxable year up to the lesser of $2,000 ($2,250 for spousal IRAs for both the investor and his or her non-earning spouse, if applicable) or 100% of his or her compensation for the taxable year. If both the investor and his or her spouse have compensation, each may contribute up to such limits to separate IRAs.

         The amount contributed to an IRA under the above rules is deductible from income of the investor in determining Federal income tax for the applicable taxable year; except that if the investor (or his or her spouse) is an active participant in an employer-maintained retirement or profit sharing or similar type of plan for such taxable year, the ability to deduct the contribution is phased out if the adjusted gross income, as modified in certain respects for this purpose ("AGI"), of the investor is above a certain amount. Specifically, for such an investor filing a joint return with his or her spouse, the deduction is phased out for AGI between $40,000 and $50,000 (and hence is not available at all when the AGI on the joint return is above $50,000). When such an investor is not married, the deduction is phased out for AGI between $25,000 and $35,000 (and hence is not available when the AGI is above $35,000). For an investor who is married but files a separate tax return, the deduction is phased out for AGI between $0 and $10,000 (and hence is not available when the AGI is above $10,000). In determining whether the investor's spouse's active participant status is taken into consideration and the applicable AGI limits, an investor and his or her spouse who file separate returns for the applicable tax year and live apart at all times during such tax year will not be treated as married for such year.

         Additional contributions can be made to an investor's IRA if contributed by the investor's employer pursuant to a simplified employee pension plan (an "SEP") maintained by the employer. Currently, the maximum amount able to be contributed to an investor's IRA through his or her employer's SEP (and assuming the employer maintains and has maintained no other qualified plans for the investor) is generally 15% of the investor's compensation from that employer (determined without regard to the SEP contributions) or $22,500, whichever is less. Contributions to an investor's IRA under an SEP program generally, if within the above limits, are not included in the investor's income for Federal income tax purposes.

         Further, an investor may at times be able to roll over amounts he or she receives from another IRA, or from a tax-qualified profit sharing, stock bonus, pension, or annuity plan of an employer, to a Gateway IRA and be able by such method to defer the paying of taxes on the part of the distribution rolled over until such amounts are paid from the new IRA, provided certain conditions are met.

         Distributions to a shareholder from one IRA can be rolled over to a Gateway IRA as a sixty-day rollover. To qualify for sixty-day rollover treatment, the shareholder must complete the rollover within sixty days of receiving the distribution. A sixty-day rollover distribution from an IRA may be made only once in any one-year period. The automatic 20% withholding for Federal income tax does not apply to distribution from an IRA, and the shareholder can elect no withholding from that distribution.

         A shareholder may also make a direct transfer of assets from one IRA to a Gateway IRA by directing the existing IRA custodian or trustee to transfer directly to the Gateway IRA the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. The Adviser has forms, available upon request, that a shareholder can use to make direct IRA transfers.

         A shareholder generally may roll over into a Gateway IRA any taxable part of a distribution from a qualified employer plan. Distributions from an employer's tax-qualified plan can be rolled over to a Gateway IRA either as a direct rollover or as a sixty-day rollover.

         A shareholder can make a direct rollover by instructing the employer's plan to wire the distribution to Star Bank as custodian for the Gateway IRA. The distribution should be wired to:

                  The Gateway Trust c/o Star Bank, N.A.
                  ABA #042-0000-13
                  Cincinnati, Ohio
                  Name (insert shareholder name)
                  Gateway Account No. (insert shareholder account number) Name of Gateway fund(s) in which you wish to invest

         A shareholder can also make a direct rollover by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "Star Bank, N.A., as Custodian of Individual Retirement Account of (insert shareholder name)," and delivering that check to Gateway. The check can be delivered in person or mailed to:

                  The Gateway Trust
                  Shareholder Services
                  P. O. Box 5211
                  Cincinnati, Ohio 45201-5211

         A shareholder can make a sixty-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the shareholder and by endorsing or cashing the check and depositing some or all of the proceeds in his or her Gateway IRA. The deposit must be delivered in person or mailed to The Gateway Trust at the above address within sixty days of receiving the distribution. The employer's plan must withhold 20% of the taxable amount for Federal income tax if a shareholder chooses a sixty-day rollover for the distribution. The shareholder can still roll over up to 100% of the eligible rollover distribution, including an amount equal to the 20% that was withheld. If the shareholder chooses to roll over 100%, the shareholder must find other money within the sixty day period to replace the 20% withheld. If the shareholder rolls over only the 80% that he or she received, the shareholder will be taxed on the 20% that was withheld.

         Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension, or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70-1/2 cannot be rolled over.

         In general, amounts earned in an IRA from any contributions (whether such contributions are deductible, nondeductible, or rollover contributions) are not subject to Federal income tax until such amounts are distributed to the owner of the IRA (or, in the case of the owner's death, his or her beneficiary under the IRA), at which time they are taxed as ordinary income. All distributions from an IRA are taxable, except for the part of any distribution deemed (under tax rules) a return of prior nondeductible contributions to the IRA. Generally, distributions cannot begin without penalty until the owner reaches age 59-1/2 or is disabled, and must both begin by April 1 of the year following the year he or she attains age 70-1/2 and be paid in accordance with tax rules over the life of the IRA owner or the joint lives of the owner and his or her IRA beneficiary (or the life expectancy of the owner or the joint life and last survivor expectancy of the owner and the IRA beneficiary). In addition, certain excise (or penalty) taxes apply under Federal law if contributions exceed applicable limits, if distributions are not made when required, or if the amount distributed in any taxable year exceeds certain high levels. To make a withdrawal from a Gateway IRA, a shareholder should contact Shareholder Services at (800) 354-6339.

         The rules for contributing to, investing under, and distributing from IRAs are complex, and any investor should consult with his or her own tax advisor if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

         Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

         No annual maintenance fees are charged by the Trust on any IRA, SEP-IRA, retirement, pension or profit-sharing plan, including a 401(k) plan. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

QUALIFIED PENSION AND PROFIT SHARING PLANS

         Employers with existing retirement, pension or profit sharing plans may purchase shares of any fund by completing the New Account Application Form which accompanies the Prospectus. The possible use, at no additional charge, of the Systematic Withdrawal Plan provides an optional method for employees to receive retirement benefits on a regular basis.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Basic information concerning the purchase and redemption of shares is set forth under the captions "How To Buy Shares" and "How To Sell Shares" in the Combined Prospectus. Shares of all funds are purchased and redeemed at their net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined after the date designated for the redemption or distribution. Information as to the method of calculating the net asset value of shares of any fund is included in the Combined Prospectus under the caption "How Fund Shares Are Priced."

         Certificates for shares of any fund will not be issued.

         The minimum initial investment is $1,000 and the minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees and by participants in SEP programs. The Trust reserves the right to reject any purchase order of any fund.

         There is no minimum or maximum applicable to redemption of shares of any fund. The Trust, however, reserves the right to automatically redeem a shareholder's account(s) under certain circumstances. The shareholder will receive written notice prior to the redemption of the account(s). Generally the Trust will send the shareholder a letter 60 days prior to redeeming the shareholder's account(s).

         The Trust will automatically redeem a shareholder's account(s) in any fund when the aggregate value of the shareholder's account(s) (taken at current value) falls below $800. The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the 60-day period. The Trust will not automatically redeem a shareholder's account(s) if market action caused the aggregate value of the account(s) to fall below $800 or if shares of the funds are not available for purchase at the time the aggregate value of the account(s) falls below $800.

         The Trust also will automatically redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents such as corporate resolutions. The shareholder may prevent such redemption by providing the requested information within the 60-day period.

         The Trust may institute additional mandatory redemption policies as approved by the Board of Trustees.

         The Trust reserves the right to terminate temporarily or permanently the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The shareholder will receive written notice that the Trust intends to limit the shareholder's use of the exchange privilege. Generally the Trust limits a shareholder to twelve exchange transactions per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, normally will be counted as one account for purposes of the exchange limit.

         The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund.

         Signature guarantees are required for all redemptions involving more than $10,000 (on the date of receipt by the Servicing Agent of all necessary documents) and for any redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). These requirements are not applicable to redemptions from Gateway-sponsored IRAs. The signature guarantee requirement may be waived by the Trust in certain instances. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the Servicing Agent or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either (1) on the written request for redemption, (2) on a stock power which should specify the total number of shares to be redeemed, or
(3) on all stock certificates tendered for redemption.

         The right of redemption may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in any of the markets which a fund normally utilizes is restricted as determined by the Securities and Exchange Commission (the "Commission"), (3) if any emergency exists as defined by the Commission so that disposal of investments or determination of a fund's net asset value is not reasonably practicable, or (4) for such other periods as the Commission by order may permit for protection of the Trust's shareholders.

         Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the fund whose shares are being redeemed. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities. To date, all redemptions have been made in cash.

         The Trust reserves the right to modify or terminate any purchase, redemption or other shareholder service procedure upon notice to shareholders.

         Purchases and redemptions generally may be effected only on days when the options exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GATEWAY INVESTMENT ADVISERS, L.P.

         Effective December 15, 1995, Gateway Investment Advisers, L.P. (the "Adviser") became the successor to Gateway Investment Advisers, Inc. which was organized in June 1977. Gateway Investment Advisers, Inc. is the general partner of the Adviser with a 76% ownership interest, while Alex. Brown Investments Incorporation ("ABI") is the sole limited partner with a 24% ownership interest. ABI is an affiliate of Alex. Brown & Sons Incorporated, a nationally known investment management firm and registered broker/dealer located in Baltimore,

Maryland. As of December 15, 1995, Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, a co-portfolio manager of the funds of the Trust, together owned of record and beneficially 99.85% of the outstanding shares of Gateway Investment Advisers, Inc. and thereby control the Adviser. Mr. Sall is Chairman and a director of Gateway Investment Advisers, Inc. and Mr. Rogers is its President and a Director.

INVESTMENT ADVISORY CONTRACTS

         The Trust has retained the Adviser under investment advisory contracts to act as investment manager and in such capacity supervise the investments of the Gateway funds, subject to the policies and control of the Trust's Board of Trustees. Contracts for the Index Plus Fund, Mid Cap Index Fund and Small Cap Index Fund became effective December 15, 1995.

         Pursuant to the Adviser Contracts, the Adviser, at its sole expense, provides each fund with (1) investment recommendations regarding such fund's investments, (2) office space, telephones, and other office equipment, and (3) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (1) advertising and other marketing expenses in connection with the sale of the shares of the funds, (2) expenses of printing and distributing prospectuses and related documents to prospective stockholders, and (3) association membership dues (other than for the Investment Company Institute). The Adviser Contracts further provide that under certain circumstances the Adviser may cause each fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising such fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Adviser Contracts provide that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated between the funds by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

        - fees and expenses of Trustees not employed by the Adviser.
        - expenses of printing and distributing prospectuses to current shareholders of the Trust.
        - expenses pertaining to registering or qualifying the Trust or its shares under various federal and state laws and maintaining and updating such registrations and qualifications.
        - interest expense, taxes, fees and commissions (including brokerage commissions).
        - expenses related to repurchases and redemptions of shares.
        - charges and expenses of custodians, transfer agents, dividend disbursing agents and other service providers.
        - expenses of valuing shares of each fund.
        - printing and mailing costs other than those expressly assumed by the Adviser.

        - auditing, accounting and legal expenses.
        - expenses incurred in connection with the preparation of reports to shareholders and governmental agencies.
        - expenses of shareholder meetings and proxy solicitations.
        - insurance expenses.
        - all "extraordinary expenses" which may arise, including all losses and liabilities incurred in connection with litigation proceedings and claims, and the legal obligations of the Trust to indemnify its officers, trustees and agents with respect thereto.

A majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser, the Index Plus Fund, the Mid Cap Index Fund and the Small Cap Index Fund each pays the Adviser an advisory fee computed at an annual rate of 0.90% of the first $50 million of the average daily net asset value of such fund, 0.70% of such asset value in excess of $50 million and less than $100 million, and 0.60% of such asset value in excess of $100 million. The rate of such advisory fee is higher than that paid by many other funds for advisory services.

         If total expenses of any fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions and any "extraordinary expenses" determined as described above) exceed the specified percentage of such fund's average daily net asset value for such year, the Adviser Contracts require the Adviser to bear all such excess expenses up to the amount of the advisory fees. The applicable expense limitation percentage for each fund are: 1.5% of the Index Plus Fund's average daily net asset value, 1.5% of the Mid Cap Index Fund's average daily net asset value, and 2.0% of the Small Cap Index Fund's average daily net asset value. Each month the investment advisory fee is determined and each fund's expenses are projected. If such fund's projected expenses are in excess of the above-stated expense limitations, the investment advisory fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to each fund shall not exceed the aggregate advisory fee paid by such fund to the Adviser for such year.

         The following table shows the advisory fees earned by the Adviser and the amount of the fees waived by the Adviser in the years ended December 31, 1994, 1993 and 1992. The 1992 information shown for the Mid Cap Index Fund is for the three-month period ended December 31, 1992. The 1993 information shown for the Small Cap Index Fund is for the period from June 16 to December 31, 1993.

  Fee and Waiver     Index Plus Fund   Mid Cap Index Fund   Small Cap Index Fund
---------------------------------------------------------------------------------
1994 Fee Earned          $1,273,842          $84,778             $114,449
1994 Fee Waived             None             $81,284             $ 15,135
                                             -------             --------
1994 Fee Paid            $1,273,842          $ 3,494             $ 99,314

1993 Fee Earned          $1,506,566          $95,395             $ 47,791
1993 Fee Waived             None             $66,914             $ 16,373
                                             -------             --------
1993 Fee Paid            $1,506,566          $28,481             $ 31,418

1992 Fee Earned          $1,053,232          $22,162                N/A
1992 Fee Waived             None             $18,934                N/A
                                             -------
1992 Fee Paid            $1,053,232          $ 3,228                N/A

         Prior to January 1, 1993, the Index Plus Fund and the Mid Cap Index Fund each were obligated to pay the Adviser $10,000 each year to cover the expenses incurred by the Adviser in providing a Treasurer for the Trust. The $10,000 annual fee paid in 1992 and 1991 by the Index Plus Fund and the $2,500 fee paid in the three-month period ended December 31, 1992 by the Mid Cap Index Fund are not included in the table. The current Adviser Contracts do not contain this provision; however, the Adviser provides financial services to each fund pursuant to the Shareholder Services Agreement between the Trust and the Adviser.

         The Adviser Contracts further provide that the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations thereunder. The Advisory Contracts contemplate that the Adviser may act as an investment manager or adviser for others.

         The Adviser Contracts may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Advisor Contract, and by vote of the shareholders of the applicable fund.

         The Adviser Contracts may be terminated, upon 60-days' written notice (which notice may be waived), at any time without penalty, (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting securities of the applicable fund or (iii) by the Adviser. Each Adviser Contract terminates automatically in the event of its assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

         The Adviser Contracts continue in effect until the next meeting of shareholders of the applicable fund, and thereafter until each successive such meeting, provided the continuance for each renewal year is specifically approved in advance by the vote of a majority of the outstanding voting securities of the applicable fund or by a vote of a majority of the Trust's

Board of Trustees, and in either event by the vote cast in person of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to such Adviser Contracts.

CUSTODIAN

         Star Bank, 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the Trust's assets (the "Custodian"). The Custodian has no part in determining the investment policies of any fund or which securities are to be purchased or sold by any fund.

SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING AND FINANCIAL SERVICING
AGENT

         The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent (the "Servicing Agent"). The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts and depositing the payments for the purchase of fund shares with the Custodian, and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains an account for each shareholder as set forth in the subscription application, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

         As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by such fund.

         The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "SHAREHOLDER SERVICES" herein). With regard to the systematic withdrawal plans, the Servicing Agent will process such systematic withdrawal plan orders as are duly executed by shareholders and will direct appropriate payment to be made by the Custodian to the shareholder.

In addition, the Servicing Agent will process such accumulation plans, group programs and other plans or programs for investing shares as provided in the Trust's current prospectuses

         Each fund pays the Servicing Agent a monthly minimum fee of $2,500 for its services. Each fund also reimburses the Servicing Agent for printing, mailing, compliance, and processing expenses associated with providing its services. The portion of the reimbursement related to processing expenses cannot exceed 0.2% of the fund's average net assets. In addition, each fund pays the Adviser a monthly fee of $4,000 for the financial services it provides as the Servicing Agent. For the year ended December 31, 1994, the Adviser earned $685,288 in its capacity as Servicing Agent.

         During 1993 and 1992, the Adviser acted as Servicing Agent for the Trust pursuant to various shareholder servicing agreements. For the years ended December 31, 1993 and 1992, the Adviser earned $638,558, and $321,055 respectively in its capacity as Servicing Agent for the Trust. The basis for remuneration of the Adviser for 1993 and 1992 was (1) a fee ranging from $1.50 to $1.60 per month for each shareholder account existing for such month (subject to a $2,500 monthly minimum for each fund), (2) reimbursement of the Adviser for certain out-of-pocket expenses it incurred in providing shareholder, transfer, and dividend disbursing services, and (3) a monthly fee for accounting services.

                        BROKERAGE AND PORTFOLIO TURNOVER

BROKERAGE

         Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

         In effecting portfolio transactions for each fund the Adviser uses its best efforts to obtain the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking the most favorable price and execution, the Adviser, in each fund's best interests, considers all relevant factors, including:

    - price.
    - the size of the transaction, the nature of the market for the security.
    - the amount of commission.
    - the timing of the transaction taking into account market prices and trends.
    - the reputation, experience and financial stability of the broker-dealer involved.
    - the quality of service rendered by the broker-dealer in other transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of a fund as a factor in the selection of broker-dealers to execute securities transactions for such fund. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.

         The Adviser Contracts provide that, subject to such policies as the Trustees may determine, the Adviser may cause a fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for such fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include:

- advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities.
- furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts.
- effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).
- services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

         While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the investment advisory fees. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser or in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other of the Adviser's clients or clients may be used by the Adviser for the benefit of the Trust.

         At December 31, 1994, the Index Plus Fund and the Small Cap Index Fund each held securities (valued as set forth below) of one of its "regular" brokers. A "regular" broker, as defined by the Investment Company Act of 1940, is one of the ten brokers that received the greatest dollar amount of brokerage commmissions from a fund's portfolio transactions.


        Name of Fund                    Broker               Value of Securities
        ------------------------------------------------------------------------
        Index Plus Fund             Merrill Lynch                $793,650
        Small Cap Index Fund           Alex Brown                $ 33,413

         The following table shows the brokerage commissions paid by the funds in the years ended December 31, 1994, 1993 and 1992. The 1992 brokerage commissions for Mid Cap Index Fund are for the three-month period ended December 31, 1992. The 1993 brokerage commissions for the Small Cap Index Fund are for the period from June 15 to December 31, 1994.

        Name of Fund            1994 Commissions            1993 Commissions         1992 Commissions
        ---------------------------------------------------------------------------------------------
        Index Plus Fund             $76,077                      $326,174                 $395,498
        Mid Cap Index Fund          $ 9,121                      $ 32,234                 $ 12,789
        Small Cap Index Fund        $24,677                      $ 26,797                      N/A

The increase in brokerage commissions paid by the Mid Cap Index Fund in 1993 was attributable to the restructuring of the portfolio in December 1993. To implement the restructuring, the Fund sold all of its portfolio securities and then purchased the 400 stocks included in the S&P MidCap 400 Index.

PORTFOLIO TURNOVER

         Portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market values of such securities. An increase in a fund's portfolio turnover rate generally results in an increase in the brokerage commissions paid by the fund. The portfolio turnover rates for each fund for the years ended December 31, 1994 and 1993 are set forth in the table below.

        Name of Fund          1994 Portfolio Turnover   1993 Portfolio Turnover
        -----------------------------------------------------------------------
        Index Plus Fund              4%                           17%
        Mid Cap Index Fund           8%                          105%
        Small Cap Index Fund        39%                            3%


         The Adviser estimates that the portfolio turnover rate for the Small Cap Index Fund will generally not exceed 50%. The portfolio turnover rate for the Mid Cap Index Fund in 1993 resulted from the restructuring of the portfolio in December, 1993. To implement the restructuring, the Fund sold all of its portfolio securities and then purchased the 400 stocks included in the S&P MidCap 400 Index. The Fund incurred additional brokerage expenses in connection with the restructuring. The Adviser anticipates that the fund's portfolio turnover rate will generally not exceed 50%.

                             ADDITIONAL TAX MATTERS

         The tax discussion set forth below and in the Prospectuses is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Trust.

FEDERAL TAX MATTERS

         Each of the funds is treated as a separate association taxable as a corporation. The following information, therefore, applies to each fund separately unless otherwise specifically stated.

         Except as noted below, each fund has met, and each of the funds in the future intends to meet, the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its stockholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, two of the principal tests which each fund must meet in each fiscal year in order to qualify as a regulated investment company are the "90% Test" and the "30% Test." The 90% Test requires that at least 90% of a fund's gross income must be derived from dividends, interest and gains from the sale or other disposition of securities, including gains from options. The 30% Test that requires no more than 30% of a fund's gross income be derived from the sale or other disposition of securities held less than three months. The 30% Test limits each fund's ability to deal with investments held, or options outstanding, less than three months. In 1987, the Index Plus Fund failed to satisfy the 30% Test as a result of an unusual volume of short-term gains realized by the fund following the stock market drop in October 1987. As a consequence, the Fund failed to qualify under Subchapter M and became subject to federal income tax and state franchise tax for 1987. The Index Plus Fund has qualified under Subchapter M each year since 1987.

         Gains realized from transactions on put and call options (other than options on securities indexes) generally will be long term or short term, depending on the nature of the option transaction and on the length of time the option is owned by the fund.

         The tax status of distributions made by each fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his own tax adviser. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital-loss carryforward.

         Long-term capital gains distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital-loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his shares, and are not eligible for the dividends received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

         Distributions on shares of any fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

STATE AND LOCAL TAX ASPECTS

         The laws of the several states and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his own tax adviser as to the status of his shares and distributions in respect of those shares under state and local tax laws.

                       TRUSTEES AND OFFICERS OF THE TRUST

         The Trustees and Officers of the Trust, together with information as to their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company") and their principal occupations during at least the past five years, are listed below.

         *Walter Gene Sall, 400 TechneCenter Drive, Suite 220, Milford, Ohio, 45150; Chairman and Trustee of the Trust; Chairman of the Adviser; various senior management positions and offices held with the Trust, the Company and the Adviser since 1977. Age 50.

         *Peter Whitney Thayer, 400 TechneCenter Drive, Suite 220, Milford, Ohio, 45150; President and Trustee of the Trust; President of the Adviser; various senior management positions and offices held with the Trust, the Company and the Adviser since 1977. Age 46.

         Stefen F. Brueckner, Community Mutual Insurance Company, 1351 William Howard Taft Road, Cincinnati, Ohio, 45206; Trustee of the Trust Since October 1992; Director, President and Chief Operating Officer, Community Mutual Insurance Company (health insurer) since 1991; various senior management positions with Community Mutual Insurance between 1986 and 1991. Prior thereto, various management positions with Community Life Insurance Company, Columbus, Ohio. Director of CMIC Holding Company, Community National Assurance Company and E&E Benefit Plans, Inc. Age 45.

         Kenneth A. Drucker, Sequa Corp., 200 Park Avenue, New York, New York, 10166; Director of the Company from January 20, 1984 to May 1986; Trustee of the Trust since April 1986; Vice President and Treasurer, Sequa Corporation (gas turbine and industrial equipment) since November 1987. Prior thereto, Senior Vice-President and Treasurer, JWT Group, Inc. (advertising, public update relations and market research). Age 49.

         Beverly S. Gordon, 1629 Starling Drive, Sarasota, Florida, 34231; Trustee of the Trust since September 1988; arbitrator, National Association of Securities Dealers, Inc., since January

1992; Vice President, Marketing and Communications, Coffee, Sugar and Cocoa Exchange from January 1989 to December 1991; Executive Director, National Institutional Options and Futures Society, March 1988 to December 1988; prior thereto, Vice President, Institutional Marketing, Chicago Board Options Exchange. Age 64.

         John F. Lebor, 12233 West End, Lost Tree Village, North Palm Beach, Florida. 33408; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986. Director of Carlisle Retailers, Inc. Age 88.

         William Harding Schneebeck, 251 Indian Harbor Road, Vero Beach, Florida, 32963; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986; retired, formerly Chairman of Midwestern Fidelity Corp. Age 66.

         *Paul R. Stewart, 400 TechneCenter Drive, Suite 220, Milford, Ohio, 45150; Treasurer of the Trust since October, 1995; Comptroller of the Adviser since October, 1995; Audit Manager and Senior Manager, Price Waterhouse from September, 1992 to 1995 and from August 1988 to August 1991; accountant for Lexmark International from August 1991 to September 1992. Age 30.

         *Donna M. Squeri, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; Secretary of the Trust since October, 1995; Secretary and General Counsel of the Adviser since September, 1995; in house counsel of Bartlett & Co. from October, 1984 to September, 1993. Age 36.

         *Messrs. Sall, Thayer, and Stewart and Ms. Squeri are affiliated persons of the Trust and the Adviser as defined by the Investment Company Act of 1940. Messrs. Sall and Thayer are "interested persons" of the Trust as defined by the Investment Company Act of 1940.

         Messrs. Sall, Thayer, and Stewart and Ms. Squeri, each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Messrs. Sall and Thayer receives fees as follows: (a) an annual fee of $3,000, payable in equal quarterly installments for services during each fiscal quarter, (b) a $500 base fee plus $100 per fund for each regular or special meeting of the Board of Trustees attended, and (c) $200 per fund ($1,000 per fund for the Chairman) for each Audit and Contract Review Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

         The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 1994.

             Name of Trustee           Total Compensation from Trust
             -------------------------------------------------------
             Stefen F. Brueckner                  $ 6,800
             Kenneth A. Drucker                   $ 8,600
             Beverly S. Gordon                    $ 6,800
             John F. Lebor                        $15,800
             Walter G. Sall                          None
             William H. Schneebeck                $ 8,600
             Peter W. Thayer                         None


         The Trust has no bonus, profit sharing, pension or retirement plans for its trustees, officers or employees.

                                     COUNSEL

         Frost & Jacobs, Cincinnati, Ohio, will pass upon the legality of shares offered hereby and certain other matters pertaining to the Trust and the Gateway funds.

             INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS

         Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, serves as independent public accountants of the Trust. Arthur Andersen LLP performs an annual audit of each fund's financial statements, prepares each fund's tax returns and provides financial, tax and accounting consulting services as requested.

         The financial statements and notes thereto, together with the reports thereon of Arthur Andersen LLP dated January 23, 1995, are incorporated by reference in this Statement of Additional Information.

                        PRINCIPAL HOLDERS OF FUND SHARES

INDEX PLUS FUND

         As of December 4, 1995, the Index Plus Fund had 10,501,625 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

 Name and Address                                      Number of Shares        Percent of Class
-----------------------------------------------------------------------------------------------
 Charles Schwab and Company                               1,757,895                 16.73%
 101 Montgomery Street
 San Francisco, California 94104

 Trustees and Officers of the Trust as a group               59,526           less than 1%

 Officers and Directors of the Adviser as a group            52,678           less than 1%

MID CAP INDEX FUND

         As of December 4, 1995, the Mid Cap Index Fund had 473,433 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.


 Name and Address                                      Number of Shares        Percent of Class
-----------------------------------------------------------------------------------------------
 Andrew Wyeth                                                77,621                 16.39%
 Chadds Ford, Pennsylvania 19317

 Betsy Wyeth (Growth)                                        50,585                 10.68%
 Chadds Ford, Pennsylvania 19317

 Betsy Wyeth                                                 50,453                 10.65%
 Chadds Ford, Pennsylvania 19317

 Lawrence F. Silver, Trustee                                 38,227                  8.07%
 8901 North 58th Place
 Paradise, Arizona 85253

 R. S. Harrison, Trustee                                     26,303                 5 .55%
 440 Mt. Carmel Road
 Cincinnati, Ohio 45244

 Trustees and Officers of the Trust as a group                5,608                 1 .18%

 Officer and Directors of the Adviser as a group                476           less than 1%

SMALL CAP INDEX FUND

         As of December 4, 1995, the Small Cap Index Fund had 809,667 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

 Name and Address of Owner                                     Number of Shares        Percent of Class
 ------------------------------------------------------------------------------------------------------
 Andrew Wyeth                                                       132,859                  16.40%
 Chadds Ford, Pennsylvania 19317

 Betsy Wyeth                                                         86,396                  10.67%
 Chadds Ford, Pennsylvania 19317

 Betsy Wyeth (Growth)                                                65,024                   8.03%
 Chadds Ford, Pennsylvania 19317

 Trustees and Officers of the Trust as a group                       10,044                   1.24%

 Officers and Directors of the Adviser as a group                       745            Less than 1%

         The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has voting power or investment power with respect to any such security, any person who shares voting power or investment power within respect to any such security. or any person who has the right to acquire beneficial ownership of any such security within 60 days.

SHARES HELD BY ADVISER


         As of December 4, 1995, the Adviser held in a fiduciary capacity the indicated amounts of the outstanding shares of each fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.

      Name of Fund               Number of Shares     Percentage of Shares
      --------------------------------------------------------------------
      Index Plus Fund                853,448                 8.12%
      Mid Cap Index Fund             274,543                57.98%
      Small Cap Index Fund           417,560                51.57%

                                   SCHEDULE A

                      Stocks included in the S&P 100 Index

ALUMINUM COMPANY OF AMERICA                 GENERAL ELECTRIC COMPANY
AMERICAN ELECTRIC POWER COMPANY INC.        GENERAL MOTORS CORPORATION
AMERICAN EXPRESS COMPANY                    GREAT WESTERN FINANCIAL CORPORATION
AMERICAN GENERAL CORPORATION                H.J. HEINZ COMPANY
AMERICAN INTERNATIONAL GROUP INC.           HALLIBURTON COMPANY
AMERITECH                                   HARRAH'S ENTERTAINMENT, INC.
AMOCO CORPORATION                           HARRIS CORPORATION
AMP INCORPORATED                            HEWLETT PACKARD COMPANY
AT & T CORP                                 HOMESTAKE MINING COMPANY
ATLANTIC RICHFIELD COMPANY                  HONEYWELL INC.
AVON PRODUCTS INC.                          INTEL CORPORATION
BAKER HUGHES INCORPORATED                   INTERNATIONAL BUSINESS MACHINES CORP
BANKAMERICA CORPORATION                     INTERNATIONAL FLAVORS AND FRAGRANCES
BAXTER INTERNATIONAL INC.                   INTERNATIONAL PAPER COMPANY
BELL ATLANTIC CORPORATION                   ITT CORPORATION
BETHLEHEM STEEL CORPORATION                 JOHNSON AND JOHNSON
BLACK AND DECKER CORPORATION                K MART CORPORATION
BOEING COMPANY                              LIMITED INC.
BOISE CASCADE CORPORATION                   MALLINKRODT GROUP INC.
BRISTOL MYERS SQUIBB COMPANY                MAY DEPARTMENT STORES COMPANY
BRUNSWICK CORPORATION                       MCDONALDS CORPORATION
BURLINGTON NORTHERN SANTA FE CORP NEW       MCI COMMUNICATIONS CORPORATION
CAPITAL CITIES ABC INC.                     MERCK AND COMPANY INC.
CERIDIAN CORPORATION                        MERRILL LYNCH AND COMPANY
CHAMPION INTERNATIONAL CORPORATION          MINNESOTA MINING AND MANUFACTURING
CHRYSLER CORPORATION                        MOBIL CORPORATION
CIGNA CORPORATION                           MONSANTO COMPANY
CITICORP                                    NATIONAL SEMICONDUCTOR CORPORATION
COASTAL CORPORATION                         NORFOLK SOUTHERN CORPORATION
COCA COLA COMPANY                           NORTHERN TELECOM LIMITED
COLGATE PALMOLIVE COMPANY                   NYNEX CORPORATION
COMPUTER SCIENCES CORPORATION               OCCIDENTAL PETROLEUM CORPORATION
DELTA AIR LINES INC.                        PEPSICO INC.
DIGITAL EQUIPMENT CORP.                     PHARMACIA & UPJOHN
DISNEY, WALT COMPANY                        POLAROID CORPORATION
DOW CHEMICAL COMPANY                        RALSTON PURINA COMPANY
DU PONT COMPANY                             RAYTHEON COMPANY
EASTMAN KODAK COMPANY                       ROCKWELL INTERNATIONAL CORPORATION
ENTERGY CORPORATION                         SCHLUMBERGER LIMITED
EXXON CORPORATION                           SEARS ROEBUCK AND COMPANY
FEDERAL EXPRESS CORPORATION                 SOUTHERN COMPANY
FIRST CHICAGO CORPORATION                   TANDY CORPORATION
FIRST FIDELITY BANCORP                      TEKTRONIX INC.
FIRST INTERSTATE BANCORP.                   TELEDYNE INC.
FLUOR CORPORATION                           TEXAS INSTRUMENTS INCORPORATED
FORD MOTOR COMPANY                          TOYS R US INC.
GENERAL DYNAMICS CORPORATION                UNICOM CORP.

UNISYS CORPORATION
UNITED TECHNOLOGIES CORPORATION
WAL MART STORES INC.
WEYERHAEUSER COMPANY
WILLIAMS COMPANIES
XEROX CORPORATION

                                   SCHEDULE B

                   Stocks included in the S&P MidCap 400 Index

A. SCHULMAN INC.                          BJ SERVICES COMPANY
A.G. EDWARDS INC.                         BLACK HILLS CORPORATION
A.H. BELO CORPORATION CLASS A             BMC SOFTWARE INC.
A.T. CROSS COMPANY                        BOB EVANS FARMS INC
ACUSON CORPORATION                        BORLAND INTERNATIONAL INC.
ADC TELECOMMUNICATIONS INC.               BOWATER INCORPORATED
ADOBE SYSTEMS                             BRINKER INTERNATIONAL INC.
ADVANCED TECHNOLOGY LABORATORIES INC      BROOKLYN UNION GAS COMPANY
AES CORPORATION                           BRUSH WELLMAN INC.
AFLAC INC.                                BUFFETS INC.
AIR AND WATER TECHNOLOGIES CORP.          BURLINGTON INDUSTRIES INCORPORATED
AIRBORNE FREIGHT CORPORATION              CABOT CORPORATION
ALASKA AIR GROUP INC.                     CADENCE DESIGN SYSTEMS INC.
ALBANY INTERNATIONAL CORP. CL. A          CALGON CARBON CORP.
ALBEMARLE CORP                            CALIFORNIA ENERGY COMPANY
ALEXANDER AND BALDWIN COMPANY             CALLAWAY GOLF COMPANY
ALLEGHENY LUDLUM CORPORATION              CALMAT COMPANY
ALLEGHENY POWER SYSTEM INC.               CARDINAL HEALTH INC.
ALTERA CORPORATION                        CARLISLE COMPANIES INC. HOLDING CO.
ALUMAX INC.                               CARPENTER TECHNOLOGY CORPORATION
AMERICAN FINANCIAL GROUP INC.             CARTER WALLACE INC.
AMERICAN POWER CONVERSION CORP.           CBI INDUSTRIES INC.
AMERICAN PRESIDENT COMPANIES LTD.         CENTOCOR INC.
AMETEK INC                                CENTRAL FIDELITY BANKS INC.
ANADARKO PETROLEUM CORP.                  CENTRAL LOUISIANA ELECTRIC CO INC
ANALOG DEVICES INC                        CENTRAL MAINE POWER COMPANY
ANGELICA CORPORATION                      CENTURY TELEPHONE ENTERPRISES
ANN TAYLOR STORES, INC.                   CHARLES SCHWAB CORPORATION
AON CORPORATION                           CHESAPEAKE CORPORATION
APACHE CORPORATION                        CHIRON CORPORATION
APPLIED BIOSCIENCE INTERNATIONAL INC      CHRIS CRAFT INDUSTRIES INC.
APRIA HEALTHCARE GROUP INC.               CHURCH & DWIGHT CO. INC.
ARNOLD INDUSTRIES INC.                    CINTAS CORPORATION
ARROW ELECTRONICS INC.                    CIRCUS CIRCUS ENTERPRISES INC.
ARVIN INDUSTRIES INC.                     CIRRUS LOGIC INC.
AST RESEARCH INC.                         CITY NATIONAL CORPORATION
ATLANTA GAS LIGHT COMPANY                 CLAIRES STORES INC.
ATLANTIC ENERGY INC.                      CLAYTON HOMES INCORPORATED
ATLANTIC SOUTHEAST AIRLINES INC.          CLEVELAND CLIFFS INC HOLDING COMPANY
ATMEL CORP                                CML GROUP INC.
AVNET INC                                 CMS ENERGY CORPORATION
BANCORP HAWAII INC                        COCA COLA ENTERPRISES INC.
BANTA CORP.                               COMDISCO INC.
BATTLE MOUNTAIN GOLD COMPANY              COMERICA INCORPORATED
BAY NETWORKS INC                          COMPUWARE CORP
BEAR STEARNS COMPANIES INC.               COMSAT CORPORATION
BECKMAN INSTRUMENTS INC.                  CONNER PERIPHERALS INC.
BERGEN BRUNSWIG CORPORATION               CONSOLIDATED PAPERS INC.
BEST BUY COMPANY INC.                     CONVEX COMPUTER CORPORATION
BETZ LABORATIES                           CORAM HEALTHCARE CORP.
BIOGEN INC.                               CORDIS CORPORATION

CPI CORPORATION                             GLATFELTER, P. H. COMPANY
CRACKER BARREL OLD COUNTRY STORE INC        GLOBAL MARINE INC.
CRESTAR FINANCIAL CORP.                     GOULDS PUMPS INCORPORATED
CROMPTON AND KNOWLES CORPORATION            GRANITE CONSTRUCTION INCORPORATED
CYPRESS SEMICONDUCTOR CORPORATION           GREEN TREE ACCEPTANCE INC.
DANAHER CORPORATION                         H.B. FULLER COMPANY
DATASCOPE CORPORATION                       HANCOCK FABRICS INC.
DAUPHIN DEPOSIT CORPORATION                 HANNA, M. A. COMPANY
DEAN FOODS COMPANY                          HANNAFORD BROTHERS COMPANY
DELL COMPUTER CORPORATION                   HARLEY DAVIDSON INC.
DELMARVA POWER AND LIGHT COMPANY            HARSCO CORPORATION
DENTSPLY INTERNATIONAL INC.                 HARTFORD STEAM BOILER INSPEC AND INS
DEXTER CORPORATION                          HAWAIIAN ELECTRIC INDUSTRIES INC.
DIAGNOSTIC PRODUCTS CORPORATION             HEALTH CARE & RETIREMENT
DIAMOND SHAMROCK INC.                       HEALTHCARE COMPARE CORP.
DIEBOLD INCORPORATED                        HEALTHSOURCE INC
DOLE FOOD COMPANY INC.                      HEALTHSOUTH REHABILITATION CORP
DOLLAR GENERAL CORPORATION                  HEILIG MEYERS COMPANY
DONALDSON COMPANY INC.                      HERMAN MILLER INC.
DREYERS GRAND ICE CREAM INC.                HIBERNIA CORP
DURIRON COMPANY                             HOME SHOPPING NETWORK INC.
DUTY FREE INTERNATIONAL INC.                HON INDUSTRIES INC
EL PASO NATURAL GAS COMPANY                 HORIZON CMS HEALTHCARE CORP
ELECTRONIC ARTS INC                         HOSPITALITY FRANCHISE SYSTEMS, INC
EMC CORPORATION                             HOUGHTON MIFFLIN COMPANY
ENNIS BUSINESS FORMS INC.                   HUBBELL INCORPORATED
EQUIFAX INC.                                IBP INC.
ETHYL CORPORATION                           IDAHO POWER COMPANY
EXABYTE CORPORATION                         ILLINOIS CENTRAL CORPORATION
FAMILY DOLLAR STORES                        ILLINOVA CORPORATION HOLDING C
FEDERAL MOGUL CORPORATION                   IMC GLOBAL INC.
FEDERAL SIGNAL CORPORATION                  INDIANA ENERGY INC.
FERRO CORPORATION                           INFORMATION RESOURCES INC.
FHP INTERNATIONAL CORP.                     INFORMIX CORPORATION
FIFTH THIRD BANCORP                         INTEGRATED DEVICE TECHNOLOGY INC.
FINGERHUT COMPANIES INC.                    INTELLIGENT ELECTRONICS INC.
FIRST BRANDS CORP.                          INTERNATIONAL DAIRY QUEEN INC
FIRST OF AMERICA BANK CORPORATION           INTERNATIONAL GAME TECHNOLOGY
FIRST SECURITY CORPORATION                  INTERNATIONAL MULTIFOODS CORPORATION
FIRST TENNESSEE NATIONAL CORP.              IPALCO ENTERPRISES INC.
FIRST VIRGINIA BANKS INC.                   IVAX CORPORATION
FISERV INC.                                 J. M. SMUCKER COMPANY
FLIGHTSAFETY INTERNATIONAL INC.             J.B. HUNT TRANSPORT SERVICES INC.
FLORIDA PROGRESS CORPORATION                JACOBS ENGINEERING GROUP INC
FLOWER INDUSTRIES INC.                      JONES APPAREL GROUP INC.
FOREST LABORATORIES INC.                    KANSAS CITY POWER & LIGHT
FOUNDATION HEALTH CORPORATION               KANSAS CITY SOUTHERN INDUSTRIES
FRANKLIN RESOURCES INC.                     KAYDON CORPORATION
FRED MEYER INC.                             KELLY SERVICES INC.
FRONTIER CORPORATION                        KEMPER CORPORATION
GATX CORPORATION                            KENNAMETAL INC
GENCORP INC.                                KEYSTONE INTERNATIONAL INC.
GENZYME CORPORATION                         KOHLS CORP.
GEORGIA GULF CORP.                          LABORATORY CORP OF AMERICA
GIBSON GREETINGS INC.                       LANCASTER COLONY CORPORATION

LANCE INC                                  NORDSON CORPORATION
LANDS END INC.                             NORTHEAST UTILITIES
LAWSON PRODUCTS INC                        NORTHERN TRUST CORPORATION
LAWTER INTERNATIONAL INC.                  NOVACARE INC.
LEE ENTERPRISES INCORPORATED               OCTEL COMMUNICATIONS CORP.
LEGGETT AND PLATT INC                      OEA INC.
LG AND E ENERGY CORP.                      OFFICE DEPOT INC.
LINCOLN TELECOMMUNICATIONS COMPANY         OKLAHOMA GAS AND ELECTRIC COMPANY
LINEAR TECHNOLOGY CORPORATION              OLIN CORPORATION
LITTON INDUSTRIES INC.                     OLSTEN CORPORATION
LOCTITE CORPORATION                        OMNICOM GROUP INC.
LONGVIEW FIBRE COMPANY                     OREGON STEEL MILLS INC.
LSI LOGIC CORPORATION                      OUTBACK STEAKHOUSE
LUBRIZOL CORPORATION                       OVERSEAS SHIPHOLDING GROUP INC.
LUKENS INC. DELAWARE HOLDINGS CO.          PACIFIC HEALTHCARE SYSTEMS
LYONDELL PETROCHEMICAL COMPANY             PAINE WEBBER GROUP INC.
MACFRUGALS BARGAINS CLOSE OUTS INC.        PARAMETRIC TECHNOLOGY CORPORATION
MAGNETEK INC.                              PARKER AND PARSLEY PETROLEUM COMPANY
MANPOWER INC.                              PARKER DRILLING COMPANY
MAPCO INC.                                 PAYCHEX INC.
MARK IV INDUSTRIES INC.                    PENTAIR INC.
MARSHALL AND ILSLEY CORPORATION            PERRIGO COMPANY
MAXXAM INC.                                PHH GROUP INC.
MCCORMICK AND COMPANY INCORPORATED         PINNACLE WEST CAPITAL CORPORATION
MCKESSON CORPORATION                       POLICY MANAGEMENT SYSTEMS CORP.
MCN CORPORATION                            PORTLAND GENERAL CORP. HOLDING CO.
MEASUREX CORPORATION                       POTOMAC ELECTRIC POWER COMPANY
MEDIA GENERAL INC.                         PRECISION CASTPARTS CORPORATION
MENTOR GRAPHICS CORPORATION                PROGRESSIVE CORPORATION
MERCANTILE BANCORPORATION INC.             PROMUS HOTEL CORPORATION
MERCANTILE BANKSHARES CORPORATION          PROVIDENT LIFE AND ACCIDENT INS CL B
MERIDIAN BANCORP INC.                      PUBLIC SERVICE COMPANY OF COLORADO
MICHAEL FOODS INC.                         PUBLIC SERVICE COMPANY OF NEW MEXICO
MICROWAREHOUSE INC                         PUGET SOUND POWER AND LIGHT CO.
MID AMERICAN ENGERGY COMPANY               QUAKER STATE CORPORATION
MINNESOTA POWER AND LIGHT COMPANY          QUANTUM CORPORATION
MIRAGE RESORTS INCORPORATED                QUESTAR CORP HOLDING CO
MODINE MANUFACTURING COMPANY               RANGER OIL LIMITED
MOLEX INCORPORATED                         RAYONIER INC.
MONTANA POWER COMPANY                      REGIONS FINANCIAL CORP
MORRISON RESTAURANTS INC.                  REVCO DS INC.
MURPHY OIL CORPORATION                     REYNOLDS AND REYNOLDS COMPANY
MYLAN LABORATORIES INC.                    ROHR INDUSTRIES INC.
NABORS INDUSTRIES INC.                     ROLLINS ENVIRONMENTAL SERVICES INC.
NATIONAL FUEL GAS COMPANY                  ROLLINS INC.
NATIONAL PRESTO INDUSTRIES INC.            RP SCHERER CORP
NCH CORPORATION                            RPM INCORPORATED
NELLCOR INCORPORATED                       RUDDICK CORPORATION
NEVADA POWER COMPANY                       SAVANNAH FOOD INC.
NEW ENGLAND ELECTRIC SYSTEM                SBARRO INCORPORATED
NEW YORK STATE ELECTRIC AND GAS            SCANA CORPORATION HOLDING COMPANY
NEXTEL COMMUNICATIONS INC.                 SCHOLASTIC CORP
NINE WEST                                  SEAGULL ENERGY CORPORATION
NIPSCO INDUSTRIES INC.                     SEALED AIR CORPORATION
NOBLE AFFILIATES INC.                      SEGATE TECHNOLOGY INC.

SENSORMATIC ELECTRONICS CORPORATION        TIDEWATER INC.
SEQUA CORPORATION, CLASS A                 TIFFANY AND COMPANY
SEQUENT COMPUTER SYSTEMS INC.              TOPPS COMPANY INC.
SERVICE MERCHANDISE COMPANY INC.           TOSCO CORPORATION
SHAW INDUSTRIES INC.                       TRANSATLANTIC HOLDINGS INC.
SIZZLER INTERNATIONAL INC.                 TRINITY INDUSTRIES INC.
SMITH INTERNATIONAL INC.                   TYSON FOODS INC
SOLECTRON CORP                             U.S. ROBOTICS
SONOCO PRODUCTS                            UJB FINANCIAL CORP.
SOTHEBY'S HOLDINGS, INC. (CLASS A)         UNIFI INCORPORATED
SOUTHDOWN INCORPORATED                     UNIVERSAL CORPORATION HOLDING CO.
SOUTHERN NEW ENGLAND TELECOMMUN CORP.      UNIVERSAL FOODS CORPORATION
SOUTHTRUST CORPORATION                     UTILICORP UNITED INC.
SOUTHWESTERN PUBLIC SERVICE COMPANY        VALERO ENERGY CORPORATION
STANDARD REGISTER COMPANY                  VALUE HEALTH INC.
STANHOME INCORPORATED                      VANGUARD CELLULAR SYSTEMS INC.
STAPLES INC.                               VARCO INTERNATIONAL INC.
STATE STREET BOSTON CORP.                  VARIAN ASSOCIATES INC.
STERLING CHEMICALS                         VERIFONE INC.
STEWART AND STEVENSON SERVICES INC.        VISHAY INTERTECHNOLOGY
STORAGE TECHNOLOGY CORPORATION             VONS COMPANIES INC.
STRATUS COMPUTER INC.                      VULCAN MATERIALS COMPANY
STRUCTURAL DYNAMICS RESEARCH CORP.         WABAN INC.
STRYKER CORPORATION                        WALLACE COMPUTER SERVICES INC.
SUNAMERICA INC.                            WASHINGTON GAS LIGHT COMPANY
SUNDSTRAND CORPORATION                     WASHINGTON POST COMPANY
SUPERIOR INDUSTRIES INTERNATIONAL          WATTS INDUSTRIES INC.
SURGICAL CARE AFFILIATES INC.              WAUSAU PAPER MILLS COMPANY
SYMANTEC CORPORATION                       WEATHERFORD INTERNATIONAL INC
SYMBOL TECHNOLOGIES INC.                   WELLMAN INC.
TAMBRANDS INC.                             WEST ONE BANCORP.
TCA CABLE TV INCORPORATED                  WESTERN PUBLISHING GROUP INC.
TECO ENERGY INC.                           WILMINGTON TRUST CORPORATION
TECUMSEH PRODUCTS CO.                      WISCONSIN ENERGY CORP. HOLDING CO.
TELEFLEX INCORPORATED                      WITCO CORPORATION
TELEPHONE AND DATA SYSTEMS INC.            WORLDCOM INC.
TERADYNE INC.                              WPL HOLDINGS INC.
THERMO ELECTRON CORPORATION                XILINX INC.
THIOKOL CORPORATION                        YORK INTERNATIONAL CORPORATION

                                   SCHEDULE C

                 Stocks included in the Wilshire Small Cap Index

20TH CENTURY INDS CAL                     CENTRAL HUDSON GAS AND ELECTRIC CORP
A.T. CROSS COMPANY                        CHARMING SHOPPES INC.
ACCLAIM ENTERTAINMENT                     CHEMED CORPORATION
ACUSON CORPORATION                        CHESAPEAKE CORPORATION
ACX TECHNOLOGIES INC.                     CHEYENNE SOFTWARE INC.
ADVANCED TECHNOLOGY LABORATORIES INC      CHIQUITA BRANDS INTL INC
ADVANCED TISSUE SCIENCES INC.             CHRIS CRAFT INDUSTRIES INC.
AIR AND WATER TECHNOLOGIES CORP.          CILCORP INC HOLDING COMPANY
AIRBORNE FREIGHT CORPORATION              CINCINNATI MILACRON INC.
AK STEEL HOLDING CORP                     CITY NATIONAL CORPORATION
ALASKA AIR GROUP INC.                     CLARCOR INC.
ALBANY INTERNATIONAL CORP. CL. A          COBRA GOLF
ALEX BROWN INCORPORATED                   COLLECTIVE BANCORP, INC.
ALLWASTE INC.                             COMDISCO INC.
AMERICAN BANKERS INSURANCE GROUP INC      COMPASS BANCSHARES
AMETEK INC                                COMPUSA INC.
AMSCO INTERNATIONAL INC.                  CONE MILLS CORP.
ANGELICA CORPORATION                      CORDIS CORPORATION
ARGOSY GAMING COMPANY                     CREDENCE SYSTEMS CORP
ARNOLD INDUSTRIES INC.                    CYRIX CORP
ARVIN INDUSTRIES INC.                     DATA GENERAL CORPORATION
AST RESEARCH INC.                         DAUPHIN DEPOSIT CORPORATION
ASTORIA FINANCIAL CORP                    DIAGNOSTIC PRODUCTS CORPORATION
AURA SYSTEMS INC.                         DONALDSON COMPANY INC.
AVID TECHNOLOGY INC.                      DRESS BARN INC.
BALDOR ELECTRIC COMPANY                   DREYERS GRAND ICE CREAM INC.
BALLARD MEDICAL PRODUCTS                  DUTY FREE INTERNATIONAL INC.
BANTA CORP.                               EAGLE HARDWARE AND GARDEN INC.
BASSETT FURNITURE INDUSTRIES INC          EASTERN UTILITIES ASSOCIATES
BECKMAN INSTRUMENTS INC.                  ELECTRONICS FOR IMAGING
BED BATH & BEYOND                         EXABYTE CORPORATION
BELL BANCORP                              FEDERAL MOGUL CORPORATION
BERGEN BRUNSWIG CORPORATION               FIRST AMERICAN CORP. OF TENNESSEE
BIC CORPORATION                           FIRST COMMERCE CORP OF NEW ORLEANS
BIRMINGHAM STEEL CORPORATION              FLOWER INDUSTRIES INC.
BJ SERVICES COMPANY                       FORE SYSTEMS INC.
BLAIR CORPORATION                         FOREMOST CORPORATION OF AMERICA
BLOCK DRUG COMPANY                        FOURTH FINANCIAL CORPORATION
BROWN GROUP INC.                          FOXMEYER HEALTH CORP
BRUSH WELLMAN INC.                        FRED MEYER INC.
BWIP HOLDING INC. CL A                    FTP SOFTWARE INC.
CALGON CARBON CORP.                       GAYLORD CONT CLA
CALIFORNIA FEDERAL SAVINGS BANK CL A      GENCORP INC.
CARLISLE COMPANIES INC. HOLDING CO.       GEOTEK COMMUNICATIONS INC.
CARPENTER TECHNOLOGY CORPORATION          GERBER SCIENTIFIC INC.
CATELLUS DEVELOPMENT CORPORATION          GIBSON GREETINGS INC.
CATO CORPORATION                          GIDDINGS AND LEWIS INC. DEP SHRS
CENTEX CORPORATION                        GLENDALE FEDERAL BANK
CENTOCOR INC.                             GLOBAL MARINE INC.

GLOBAL VILLAGE COMMUNICATIONS             MORRISON KNUDSEN CORPORATION
GOULDS PUMPS INCORPORATED                 MORRISON RESTAURANTS INC.
GRAND CASINOS INC.                        NABORS INDUSTRIES INC.
GREAT FINANCIAL CORP.                     NAC RE CORP
H.B. FULLER COMPANY                       NACCO INDUSTRIES INC HOLDING CO CL A
HAEMONETICS CORPORATION                   NCH CORPORATION
HANDLEMAN COMPANY                         NETMANAGE INC.
HANDY AND HARMAN                          NETWORK GENERAL
HECLA MINING COMPANY                      NEW ENGLAND BUSINESS SERVICE INC.
HERBALIFE INT'L INC.                      NORAM ENERGY CORP.
HOME FINANCIAL CORP DEL H                 OCTEL COMMUNICATIONS CORP.
HOME SHOPPING NETWORK INC.                OMI CORPORATION
HON INDUSTRIES INC                        ONBANCORP
HOUGHTON MIFFLIN COMPANY                  ONEOK INC.
IES INDUSTRIES INC.                       ORANGE AND ROCKLAND UTILITIES INC.
INFORMATION RESOURCES INC.                OSHKOSH B GOSH INC.
INTEGON CORPORATION                       OVERSEAS SHIPHOLDING GROUP INC.
INTEGRATED HEALTH SERVICES                PEGASUS GOLD INC.
INTELLIGENT ELECTRONICS INC.              PENTAIR INC.
INTERNATIONAL CABLETEL                    PEOPLES BK BRIDGEPORT
INTERNATIONAL DAIRY QUEEN INC             PERRIGO COMPANY
INTERNATIONAL MULTIFOODS CORPORATION      PETROLITE CORPORATION
INTERSTATE BAKERIES CORPORATION           PHH GROUP INC.
J.B. HUNT TRANSPORT SERVICES INC.         PITTSTON SERVICES GROUP
JOHN ALDEN FINANCIAL CORP                 POGO PRODUCING COMPANY
JONES APPAREL GROUP INC.                  PREMIER BANCORP INC.
KAMAN CORPORATION                         PRESSTEK INC
KAUFMAN AND BROAD HOME CORP.              PUBLIC SERVICE COMPANY OF NEW MEXICO
KELLWOOD COMPANY                          PULITZER PUBLISHING CO.
KENNAMETAL INC                            PULTE CORPORATION
KIMBALL INTERNATIONAL INC                 PYXIS CORPORATION
LA Z BOY CHAIR COMPANY                    QUAKER STATE CORPORATION
LANDS END INC.                            QUANTUM CORPORATION
LATTICE SEMICONDUCTOR                     RALCORP HOLDINGS INC.
LAWSON PRODUCTS INC                       RELIANCE GROUP HOLDINGS INC.
LAWTER INTERNATIONAL INC.                 RIGS NATIONAL CORP WASHINGTON
LCI INTERNATIONAL INC.                    ROLLINS INC.
LENNAR CORPORATION                        ROLLINS TRUCK LEASING CORP.
LIBERTY CORPORATION                       ROOSEVELT FINANCIAL GROUP
LIFE PARTNERS GROUP INC.                  ROSS STORES INC.
LIFE RE CORPORATION                       ROWAN COMPANIES INC.
LIFE USA HOLDING, INC.                    RUSS BERRIE AND COMPANY INC.
LONG ISLAND BANCORP                       S3 INC.
LUBYS CAFETERIAS INC.                     SAVANNAH FOOD INC.
MACFRUGALS BARGAINS CLOSE OUTS INC.       SBARRO INCORPORATED
MACROMEDIA INC.                           SEAFIELD CAPITAL CORP.
MAXXAM INC.                               SEAGULL ENERGY CORPORATION
MDU RESOURCES GROUP INC.                  SEQUENT COMPUTER SYSTEMS INC.
MEASUREX CORPORATION                      SHARED MEDICAL SYSTEMS CORPORATION
MEDIC COMPUTER SYSTEM INC.                SHOREWOOD PACKAGING CORP.
MERISEL, INC.                             SIERRA PACIFIC RESOURCES HOLDING CO.
MICHAEL FOODS INC.                        SILICON VALLEY GROUP INC.
MID ATLANTIC MEDICAL SERVICES             SIZZLER INTERNATIONAL INC.
MIDWEST GRAIN PRODUCTS INC.               SMITH INTERNATIONAL INC.

SOTHEBY'S HOLDINGS, INC. (CLASS A)         TUCSON ELECTRIC POWER COMPANY
SOUTHDOWN INCORPORATED                     TULTEX CORPORATION
SOUTHERN INDIANA GAS AND ELECTRIC CO       UGI CORPORATION
SOUTHWEST GAS CORPORATION                  UNITED COS FINANCIAL CORP
SOUTHWESTERN ENERGY COMPANY                US LONG DISTANCE CORP
STANDARD FEDERAL BANCORPORATION INC.       VALLEY NATIONAL BANCOPR
HOLDING CO.                                VANGUARD CELLULAR SYSTEMS INC.
STANDARD PRODUCTS COMPANY                  VENTRITEX INC.
STANDARD REGISTER COMPANY                  VERIFONE INC.
STANHOME INCORPORATED                      VLSI TECHNOLOGY, INC.
STARBUCKS CORPORATION                      WALLACE COMPUTER SERVICES INC.
STERLING CHEMICALS                         WASHINGTON ENERGY COMPANY
STRUCTURAL DYNAMICS RESEARCH CORP.         WASHINGTON NATIONAL CORPORATION
SUMMIT BANCORPORATION                      WAUSAU PAPER MILLS COMPANY
SUMMIT TECHNOLOGY INC.                     WEST COMPANY INCORPORATED
SUNSHINE MINING COMPANY                    WESTERN DIGITAL, CORP
SUPERIOR INDUSTRIES INTERNATIONAL          WESTERN NATIONAL CORP.
SURGICAL CARE AFFILIATES INC.              WESTERN PUBLISHING GROUP INC.
SYMBOL TECHNOLOGIES INC.                   WESTPOINT STEVENS INC.
T. ROWE PRICE ASSOCIATES INC.              YELLOW FREIGHT SYSTEM INC
TCA CABLE TV INCORPORATED                  ZENITH NATIONAL INSURANCE CORP
TELEFLEX INCORPORATED                      ZURN INDUSTRIES INC.
THIOKOL CORPORATION

                                   SCHEDULE D

The beta measurements used in the Combined Prospectus were calculated by using MicroSoft Excel spreadsheets and the statistical function slope available in MicroSoft Excel. The SLOPE function returns the slope of the linear regression line through data points in known y's and known x's. The slope is the vertical distance divided by the horizontal distance between any two points on the line, which is the rate of change along the regression line.

The equation for beta (slope) is shown below.

       Beta equals        nExy - (Ex)(Ey)
                          ---------------
                          nEx(2) - (Ex)(2)

       Where
       y equals           the Fund's monthly total returns in the period
       x equals=          the Index's monthly total returns in the period

                                PROSPECTUS


                              NOVEMBER 1, 1994

CINCINNATI FUND
        The Cincinnati Fund seeks capital appreciation through investment in the common stock of companies with an important presence in the Greater Cincinnati Area. Through the use of a proprietary model, portfolio stocks are selected on the basis of level of employment and nature of operations in the Greater Cincinnati Area. Certain industry diversification, liquidity, market capitalization, and listing requirements are also included in the model.

THE GATEWAY FAMILY OF MUTUAL FUNDS
        The Fund is a series of The Gateway Trust. This Prospectus sets forth concisely the information about the Fund that you should know before investing. You should keep it for future reference. Additional information has been filed with the Securities and Exchange Commission and is included in the Statement of Additional Information of the Fund dated November 1, 1994. The Statement of Additional Information ("SAI") is incorporated herein by reference. You can obtain more information about the Fund or free copies of the SAI by writing or calling: THE GATEWAY TRUST, P.O. BOX 5211, CINCINNATI, OHIO 45201-5211, (800) 354-5525.





THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE SHARES OF ANY MUTUAL FUND. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 CINCINNATI
                                    FUND

                              TABLE OF CONTENTS


FEES AND EXPENSES...................3   The Cincinnati Fund is 100% no-load.
                                        There are no sales charges, 12b-1 fees,
                                        redemption fees or annual account
                                        charges when you invest in the Fund.

HOW TO OPEN AN ACCOUNT..............4   New investors can open an account by
                                        mail or telephone.

HOW TO BUY ADDITIONAL SHARES........5   Shares may be purchased by check, wire
                                        transfer or an automatic withdrawal
                                        from your checking account.

HOW TO SELL SHARES..................6   Redemption requests can be made by mail
                                        or by telephone.

ADDITIONAL SHAREHOLDER INFORMATION..7   Additional information about buying and
                                        selling shares.

DIVIDENDS AND DISTRIBUTIONS.........8   Investors may reinvest their
                                        distributions at no charge.

PERFORMANCE AND RISK INFORMATION....9   Performance and risk information.

ABOUT THE INVESTMENT MANAGER.......10   Gateway Investment Advisers, Inc.
                                        provides investment advisory services
                                        to the Fund.

HOW FUND SHARES ARE PRICED.........11   The Fund's share price is available 24
                                        hours a day by calling (800) 354-5525.

TAXES..............................12   Distributions generally are taxable as
                                        ordinary income or capital gains.

INVESTMENT PRACTICES AND
  RESTRICTIONS.....................13   Investment management practices follow
                                        specific guidelines. The Fund has
                                        adopted certain investment
                                        restrictions.

GENERAL INFORMATION ABOUT GATEWAY..15   Additional information on The Gateway
                                        Trust and its Trustees.



-----------------------------------------------------------------------------
2  CINCINNATI FUND

---------------------------- FEES AND EXPENSES ------------------------------

THE CINCINNATI FUND IS 100% NO-LOAD. YOU DO NOT PAY ANY SALES CHARGES WHEN YOU
                       INVEST IN THE CINCINNATI FUND.


SHAREHOLDER TRANSACTION EXPENSES
        The Cincinnati Fund (the "Fund") does not charge a fee for purchases, exchanges or redemptions. The Fund is 100% no-load.

                SHAREHOLDER TRANSACTION EXPENSES
                --------------------------------
                Maximum Sales Load on Purchase      None
                Maximum Sales Load on
                  Reinvested Dividends              None
                Deferred Sales Load                 None
                Redemption Fees                     None
                Exchange Fees                       None

        The custodian of the Fund charges $10 for each wire transfer.

FUND OPERATING EXPENSES
        Annual fund operating expenses are paid from the Fund's assets. The Fund pays a management fee to Gateway Investment Advisers, Inc. (the "Adviser"). The Fund also pays other expenses for services such as maintaining shareholder records and furnishing shareholder statements and Fund reports.
The Fund's expenses are factored into its share price each day and are not charged directly to shareholder accounts. The investment advisory contract for the Fund provides for a management fee computed at an annual rate of 0.50% of its average daily net assets. "Other Expenses" in the table have been estimated based on expenses the Fund expects to incur in 1995.

                ANNUAL FUND OPERATING EXPENSES
                --------------------------------
                (as a percentage of average net assets)
                Management Fees                         0.50%
                12b-1 Fees                              0.00%
                Other Expenses                          0.66%
                                                        -----
                Total Fund Operating Expenses           1.16%
                                                        =====

EXAMPLE
        Assume that the Fund's annual return is 5% and that its operating expenses are exactly as previously described in the Fund Operating Expenses table. For every $1,000 you invested, the table below shows the amount of expenses you would incur if you sold your shares after the number of years indicated. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

                                        CINCINNATI
                                           FUND
                                        ----------
                          One Year        $ 12
                          Three Years     $ 37

        The purpose of these tables is to assist you in understanding the direct and indirect costs and expenses you will bear as a Fund shareholder.

----------------------------------------------------------------------------
                                                         CINCINNATI FUND  3

--------------------------HOW TO OPEN AN ACCOUNT--------------------------------

THE CINCINNATI FUND IS AVAILABLE FOR INDIVIDUALS, IRAS, TRUSTS AND PENSION PLANS

OPENING A NEW ACCOUNT
        You may open an account by mail or by telephone. The minimum initial investment generally is $1,000. No sales commission is charged by the Fund for purchases or redemptions of its shares.

BY MAIL
        If you wish to open your account by mail, please complete and sign the New Account Application Form which accompanies this Prospectus. The application has instructions to assist you. Please indicate the amount of your investment in the Fund. When you have completed the application, please mail it to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.

        Please include your check or money order payable to THE GATEWAY TRUST with your application.

BY TELEPHONE
        If you open your account by telephone, you must wire your investment to The Gateway Trust. If you wish to open your account by telephone, please call Gateway shareholder services at (800) 354-5525 for instructions. You must provide the following information to open your new account: your name, your address, your social security or tax I.D. number, the size of your initial investment, the Gateway fund in which you wish to invest and the name and address of your financial institution wiring the funds. You must then instruct your financial institution to wire the funds to: THE GATEWAY TRUST, C/O STAR BANK, N.A., ABA #042-0000-13, CINCINNATI, OHIO.

        You must send the following information with your wire: your name, your Gateway account number, and the name of the Fund. See Page 7 for additional information about wire transfers and telephone instructions.

OPENING A NEW IRA ACCOUNT/TRANSFER OF EXISTING IRA
        If you wish to start a new IRA in the Fund or transfer an existing one, please call Gateway shareholder services to obtain the IRA Investment Kit. You can move an existing IRA from a bank or other mutual fund by completing the IRA Transfer Form included in the Kit. If you wish to transfer or roll over money from an employer-sponsored plan such as a 401(k) plan, please call Gateway shareholder services at (800) 354-5525 to obtain the appropriate forms.
Gateway IRAs are FREE of any annual charges or transaction fees.

OPENING A TRUST/PENSION PLAN ACCOUNT
        If you wish to open a trust account in the Fund, please complete the New Account Application Form. In the registration section, give the full legal name of the trust. Pension plans may invest in the Fund by completing the New Account Application Form.

OPENING A UNIFORM GIFT TO MINORS ACT ACCOUNT
        If you plan to open a Gateway account for a minor (typically used for educational savings plans), please complete the UGMA/UTMA section of the New Account Application Form. Be sure to include the minor's social security number.

--------------------------------------------------------------------------------
4  CINCINNATI FUND

      ------------------HOW TO BUY ADDITIONAL SHARES--------------------

           THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100.


        You may add to your Gateway account at any time by choosing one of the following purchase options. The minimum amount for an additional investment is $100. If your purchase request is received in good order by 4:00 PM Eastern Time, your purchase will be based on that day's closing price for the Fund.

        After each purchase, you will receive a confirmation statement showing the value of your account. Certificates are not issued for Fund shares.

BY MAIL
        The most common way of purchasing shares in the Fund is by mail. Please send your check or money order and an Additional Investment Form in the prepaid envelope. Additional Investment Forms and prepaid envelopes are included with each confirmation statement, quarterly report and periodic newsletter sent to you. Please make all checks or money orders payable to The Gateway Trust and mail to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P.O. BOX 5211, CINCINNATI, OH 45201-5211.

BY WIRE
        If you wish to avoid any mail delay, you may purchase shares by wire. Please call Gateway shareholder services to arrange a purchase by wire. You must then instruct your financial institution to wire funds to: THE GATEWAY TRUST, C/O STAR BANK, N.A., ABA #042-0000-13, CINCINNATI, OHIO.

        You must send the following information with your wire: your name, your Gateway account number, and the name of the Fund. See Page 7 for additional information about wire transfers and telephone instructions.

BY AUTOMATIC INVESTMENT PROGRAM
        Gateway's Automatic Investment Program is a way to add systematically to your existing Gateway account. When you use the program, money is electronically transferred from your bank account into your Gateway account. This service is available on a monthly or quarterly basis with a minimum of $100 per transfer. The Automatic Investment Program is free of charge. Please call Gateway shareholder services at (800) 354-5525 to make arrangements to use this program.

BY EXCHANGE FROM ANOTHER GATEWAY FUND
        To purchase shares by exchanging from another Gateway fund, please call Gateway shareholder services at (800) 354-5525 for instructions. If your exchange request is received by 4:00 PM Eastern Time, the exchange will be based on that day's closing prices for the funds involved in the exchange. State securities laws may restrict your ability to make exchanges. The Trust does not charge any fee for exchanges between Gateway funds. Generally, an exchange between funds is a taxable event. The Trust reserves the right to temporarily or permanently terminate the exchange privilege for any shareholder who makes an excessive number of exchanges. You will receive written notice that the Trust intends to limit your use of the exchange privilege. The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect any Gateway fund involved in the exchange.

--------------------------------------------------------------------------------
                                                             CINCINNATI FUND  5

 ----------------------------HOW TO SELL SHARES-----------------------------

           INVESTORS MAY SELL SHARES BY WRITING OR CALLING GATEWAY.

        You may withdraw money from your Gateway account at any time by choosing one of the following redemption options. If your redemption request is received in good order by 4:00 PM Eastern Time, your redemption will be based on that day's closing price for the Fund.
        Your money will be mailed or wired, depending on the method of redemption and your instructions. Normally your money will be sent on the following business day. Payments to shareholders who have purchased shares by check will not be made until the purchase check has cleared, which could take up to 15 days.

BY MAIL

        Redemption requests made in writing should be sent to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P.O. BOX 5211, CINCINNATI, OHIO 45201-5211.
        Each redemption request should include a letter of instruction, specify the number of Fund shares or dollar amount to be redeemed, and should be signed by all owners of the shares exactly as their names appear on the account. In certain cases, other supporting legal documents may be required. The redemption proceeds will be mailed to the address shown on your account.
        A signature guarantee is not usually required. However, a signature guarantee is required under certain circumstances, including redemptions over $10,000 and those involving payment to persons other than the record owner(s) of the shares. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics cannot guarantee your signature.

BY TELEPHONE
        If telephone exchange and/or redemption instructions are on file, you may redeem your Fund shares by calling Gateway shareholder services at (800) 354-5525. If you redeem your shares by telephone, the redemption proceeds will be paid by check to the owner(s) of the shares shown on Gateway's records and mailed to the address shown on Gateway's records for your account. Redemption proceeds can be sent by wire if you completed the wire transfer instructions in your original New Account Application Form or you have sent separate wire transfer instructions to Gateway. Separate wire transfer instructions must be signed by all owners of the shares exactly as their names appear on the account, and the signatures must be guaranteed. The telephone redemption procedure is not available for IRAs.

SYSTEMATIC WITHDRAWAL PROGRAM
        If the value of your account is at least $5,000, you can arrange for systematic quarterly or monthly withdrawals in the amount of $100 or more. Please call Gateway shareholder services at (800) 354-5525 to make arrangements to use this program.

        See Page 7 for additional information about redemptions and telephone instructions.

--------------------------------------------------------------------------------
6  CINCINNATI FUND

 --------------------ADDITIONAL SHAREHOLDER INFORMATION----------------------

        If you buy or sell shares of the Fund through a broker, the broker may charge you additional fees and expenses.
        If you buy shares through a wire transfer, The Gateway Trust will not charge you for the wire. Your financial institution may charge you for this service or for transfers from your bank account to the Fund through the Automatic Investment Program. If you redeem shares through a wire transfer, the Trust's custodian will assess a wire charge of $10. Your institution may also charge you for receiving a wire transfer of redemption proceeds.
        For information about redeeming shares from an IRA, please call Gateway shareholder services at (800) 354-5525. More detailed information about transfers to and distributions from an IRA and a general description of some of the Internal Revenue Service rules governing IRAs are set forth in the SAI.
        The Gateway Trust will not be liable for following instructions received by telephone that it reasonably believes to be genuine. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine. All shareholders of the Fund have telephone redemption and exchange privileges unless the shareholder has specifically declined these privileges. If you do not wish to have telephone privileges for your account, you must mark the appropriate section on the New Account Application Form or notify the Trust in writing. To protect shareholders who have telephone privileges, the Trust follows certain procedures, including requiring a form of personal identification before acting upon telephone instructions, making redemption checks requested by telephone payable only to the owner(s) of the account shown on the Trust's records, mailing such redemption checks only to the account address shown on the Trust's records, directing wire redemptions requested by telephone only to the bank account shown on the Trust's records, providing written confirmation of any transaction requested by telephone, and normally tape recording any instructions received by telephone.
        The Gateway Trust reserves the right to reject any investment at any time. The Trust also reserves the right to automatically redeem your account(s) under certain circumstances. You will receive written notice at least 60 days prior to the automatic redemption of your account(s) by the Trust. Your account(s) may be automatically redeemed when the aggregate value of your account(s) falls below $800 (other than as a result of market action) unless you purchase additional shares to increase the value of your account(s) to at least $1,000 before the end of the 60-day period. Your account(s) may be automatically redeemed if you do not provide a valid U. S. social security number or taxpayer identification number or other requested documents before the end of the 60-day period.
        Redemption proceeds will be sent to you no later than five business days after your request is received in good order. The right of redemption may be suspended in certain circumstances, such as the closing of the New York Stock Exchange for a period other than weekends or normal holidays.


--------------------------------------------------------------------------------
                                                             CINCINNATI FUND  7

-------------------------DIVIDENDS AND DISTRIBUTIONS------------------------

FUND SHAREHOLDERS MAY REINVEST THEIR DIVIDENDS AND DISTRIBUTIONS AT NO CHARGE.

        Shareholders of the Fund may elect to receive distributions either in cash or in additional shares of the Fund. If you wish to receive your distributions in cash, please mark the appropriate box on the New Account Application Form. Once your account is opened, you may change the way your distributions are handled by writing or calling Gateway.

        The Fund normally declares dividends and net capital gains, if any, at the end of December.

FUND PRICING WHEN DIVIDENDS ARE DECLARED
        The price of the Fund is affected by its declaration of dividends and capital gains. The price of the Fund, as adjusted for market activity, generally drops by the amount of the declared dividend and capital gain distributions. As an example, assume that on December 31, the Fund declares a dividend in the amount of $0.50 per share. If the Fund's price per share was $16.50 on December 30, the Fund's price on December 31 would be $16.00. The decline of $0.50 per share would be the result of the declaration of the $0.50 dividend.

TAX CONSEQUENCES OF BUYING A DIVIDEND
       If you buy Fund shares just before the Fund declares a dividend, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. In the example above, if you bought shares of the Fund on December 30, you would pay $16.50 per share. On December 31, the Fund would pay you $0.50 per share as a dividend and your shares would be worth $16.00 per share. The dividend paid to you would generally be included in your gross income for tax purposes, whether or not you reinvested the dividend. For this reason, you should carefully consider the tax consequences of buying shares in the Fund in late December.

--------------------------------------------------------------------------------
8  CINCINNATI FUND

----------------------PERFORMANCE AND RISK INFORMATION------------------------

   GATEWAY HAS BECOME AN INDUSTRY LEADER IN PROVIDING PROSPECTIVE INVESTORS
         AND EXISTING SHAREHOLDERS WITH THE MOST COMPLETE INFORMATION
                            ON ITS NO-LOAD FUNDS.

PERFORMANCE AND RISK INFORMATION
        The Fund will provide performance information to its shareholders and prospective investors. The Fund generally includes total return, cumulative total return, and average annual total return for a stated period, as well as information about the growth of a $10,000 investment in the fund, in its reports and sales literature. The Fund may also provide statistical information about the risks of investing in the Fund. The risk measurements used by the Fund include its standard deviation and beta. A more complete description of the performance and risk measurements used by the Fund is included in the SAI.

COMPARATIVE PERFORMANCE INFORMATION
        The Fund may compare its performance to various indexes, such as the S&P 500 Index. The Fund may also compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc. and Value Line Mutual Fund Survey, or by other financial publications.

EXPLANATION OF TERMS
        TOTAL RETURN is the change in the value of an investment in a fund over a given period, assuming reinvestment of distributions.
        A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time.
        An AVERAGE ANNUAL TOTAL RETURN is a rate of return that, if achieved consistently throughout a given period, would produce a cumulative total return equal to that actually achieved by the fund over the same period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
        STANDARD DEVIATION is a statistical measure of volatility. It measures the expected change in the value of a fund or a market index such as the S&P 500 Index. A fund with an expected return of 10% and a standard deviation of 15% would be expected to show returns of -5% to +25% in two out of every three years. Volatility is often used as a measure of risk. A lower standard deviation implies lower volatility.
        The BETA is a measure of a fund's volatility relative to an appropriate index. It measures how much the value of a fund fluctuates compared to the index. As an example, the S&P 500 Index has a beta of 1.0. Any stock mutual fund with a beta greater than 1.0 is more volatile than the stock market, and any fund with a beta lower than 1.0 is less volatile than the stock market as represented by the S&P 500 Index.
        THE S&P 500 INDEX is a widely recognized measure of performance for the stock market. The S&P 500 figures represent the prices of an unmanaged index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

-------------------------------------------------------------------------------
                                                             CINCINNATI FUND  9

---------------------ABOUT THE INVESTMENT MANAGER-------------------------


INVESTMENT ADVISER
        Gateway Investment Advisers, Inc., an Ohio corporation, acts as the investment adviser for the Fund. The Adviser has provided investment advisory services to mutual funds since 1977. The principal officers of the Adviser, Walter G. Sall and Peter W. Thayer, CFA, each of whom is an officer and trustee of the Trust, together control the Adviser. As of December 31, 1993, the Adviser had approximately $550 million in assets under its management, including approximately $250 million in assets invested in the Gateway funds. J. Patrick Rogers, CFA, Vice-President of the Adviser, is primarily responsible for the day-to-day management of the investment portfolio of the Fund. Mr. Rogers has been employed by the Adviser since 1989.
        The Adviser provides the Fund with investment research and advice and enters buy and sell orders with brokers on its behalf. In effecting portfolio transactions for the Fund, the Adviser uses its best efforts to obtain the most favorable price and execution available for the Fund, except to the extent that it may be permitted to pay higher commissions for brokerage and research services. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may consider sales of Fund shares by a broker as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.
        The Fund pays the Adviser a management fee calculated at an annual rate of 0.5% of the average daily net asset value of the Fund.
        The Fund pays all of its ordinary business expenses, other than advertising and marketing expenses which are paid by the Adviser, plus extraordinary expenses as determined by the Board of Trustees. Ordinary business expenses include the management fees of the Adviser, brokerage commissions, fees paid to the Adviser for providing shareholder services, expenses incurred in the registration of the Fund shares with federal and state securities agencies, and the Fund's proportionate share of the collective general expenses, such as expenses of printing and distributing shareholder reports, fees paid to the custodian, certain printing and mailing costs, professional fees, and insurance costs. These expenses are generally apportioned among the funds of the Trust on the basis of the number of shareholders in each fund.
        The Adviser provides shareholder, transfer, and dividend disbursing services ("shareholder services") and financial services to the Fund. A monthly minimum fee of $2,500 is paid by the Fund to the Adviser for said shareholder services. The Fund also reimburses the Adviser for printing, mailing, compliance, and processing expenses associated with providing shareholder services. These processing expenses cannot exceed 0.2% of the Fund's average net assets. The Fund pays the Adviser a monthly fee of $4,000 for financial services. The Adviser's mailing address is P. O. Box 5211, Cincinnati, OH 45201-5211.

-----------------------------------------------------------------------------
10  CINCINNATI FUND

-----------------------HOW FUND SHARES ARE PRICED-----------------------


        The net asset value (closing price) of the Fund ordinarily is determined as of the close of the New York Stock Exchange, normally 4:00 PM Eastern Time on each day during which the Exchange is open for trading. Under unusual circumstances, the net asset value may be determined at other times as authorized by the Board of Trustees.
        Net asset value is determined by deducting the liabilities of the Fund from the market or fair value of its assets. Portfolio securities are normally valued at the mean of the closing bid and asked quotations. Securities for which there are no such quotations, securities in which trading has been suspended during the day, and all other assets are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.



------------------------------------------------------------------------------
                                                           CINCINNATI FUND  11

-----------------------------------TAXES-------------------------------------


TAXES ON DIVIDENDS AND DISTRIBUTIONS
        The Fund intends to distribute to its shareholders substantially all of its net investment income and net capital gains, as determined in accordance with appropriate tax regulations.
        Each January you will receive a Form 1099-DIV from Gateway. It will show the amount and Federal income tax treatment of all distributions paid to you during the year. Distributions of any net investment income and net realized short-term capital gains are taxable to you as ordinary income, whether or not you reinvest. Distributions of net long-term capital gains are taxable as long-term capital gains, whether or not you reinvest and regardless of how long you held your Fund shares. Redemptions, including exchanges between Gateway funds, will be reported to you on Form 1099-B.
        For corporations, distributions of net investment income from the Fund may be eligible for the 70% dividends-received deduction.
        Contributions, investments and distributions with respect to IRAs are subject to specific IRS rules. The SAI contains additional information about these rules.
        The tax discussion set forth above and in the SAI is included for general information only. You must determine the applicability of state and local taxes to dividends and distributions received on your shares of the Fund and to proceeds received from redemptions or exchanges of Fund shares. Prospective investors should consult their own tax advisors concerning the tax consequences of an investment in the Fund.



------------------------------------------------------------------------------
12  CINCINNATI FUND

-----------------INVESTMENT PRACTICES AND RESTRICTIONS-------------------

CINCINNATI FUND
        The investment objective of the Cincinnati Fund is to achieve capital appreciation through investment in the common stock of companies with an important presence in the Greater Cincinnati Area ("Cincinnati Companies").
        INVESTMENT PRACTICES: The Fund attempts to achieve its objective by investing in the common stocks of Cincinnati Companies that meet certain criteria included in a proprietary model developed by the Adviser. These criteria include level of employment and nature of operations in the Greater Cincinnati Area. The Adviser has also incorporated certain industry diversification, liquidity, market capitalization, and listing criteria into the model. The Adviser uses the proprietary model to select the Fund's portfolio of stocks and to determine the proportion of the Fund's assets that are invested in each stock.
        To be eligible for inclusion in the Fund's portfolio, a stock currently must meet the following model criteria: (1) the stock must be issued either by a company that employs at least fifty persons in the Greater Cincinnati Area or by a company that maintains its corporate headquarters in the Greater Cincinnati Area, (2) the stock must be issued by a company with a market capitalization of $5 million or more, and (3) the stock must be listed on a national securities exchange, such as the New York Stock Exchange, the American Stock Exchange or the National Market System of the NASDAQ. The Greater Cincinnati Area, for purposes of the model, is defined as the Cincinnati and Hamilton-Middletown Consolidated Metropolitan Statistical Area ("CMSA"). The CMSA includes Hamilton, Clermont, Warren, and Butler counties in Ohio; Boone, Campbell, and Kenton counties in Kentucky; and Dearborn county in Indiana.
        At the end of each quarter, the Adviser rebalances the portfolio and makes appropriate adjustments in the portfolio to reflect changes in the underlying corporate data. In addition, the Adviser may modify the proprietary model, or the selection criteria incorporated in the model, in response to market and economic developments. Such modifications could result in changes to the composition of the Fund's portfolio.

RISK FACTORS
        There are risks inherent in all securities investments. Thus, there can be no assurance that the Fund will be able to achieve its investment objective. Changes and developments in the economic environment of the Greater Cincinnati Area may have a disproportionate effect on the Fund's portfolio. Because the composition of the Fund's portfolio is determined by the model's criteria, the Adviser generally will not consider other factors, such as favorable or unfavorable developments regarding a particular Cincinnati Company or its stock, in managing the portfolio. However, the Adviser intends to sell any stock held by the Fund if and when the issuer of the stock files a petition in bankruptcy or commences any other similar proceeding. Such disposition may occur after a significant decline in the value of such stock.
        The portfolio of the Fund contains some small capitalization stocks. Investments in companies with smaller capitalization are generally more volatile and may be less liquid than investments in companies with larger capitalization.
        As the Fund has a long-term investment objective, it may not be an appropriate investment for persons intending to hold Fund shares for less than six months.

                                                (CONTINUED ON NEXT PAGE)

------------------------------------------------------------------------------
                                                        CINCINNATI FUND  13

    --------------INVESTMENT PRACTICES AND RESTRICTIONS------------------

                                 (CONTINUED)


OTHER INFORMATION
        Under normal conditions, the Adviser invests at least 65% of the Fund's total assets in securities from two sources: a) those issued by companies that maintain their headquarters in the Greater Cincinnati Area; and, b) those issued by companies that are headquartered elsewhere who rank among the 25 largest publicly held employers in the Greater Cincinnati Area. The Fund may hold cash for purposes of liquidity or for temporary defensive purposes. Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers acceptances, commercial paper or certificates of deposit. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash instruments. Under normal conditions, the Adviser does not intend to invest more than 5% of the Fund's net assets in any cash instrument other than repurchase agreements.
        In a repurchase agreement, the Fund acquires securities suitable for investments in accordance with its policies and the seller (usually a bank) agrees at the time of sale to repurchase such securities at an agreed-upon date, price and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. Investments in repurchase agreements are also subject to the risk that the selling bank may become financially insolvent which could prevent or delay the Fund's disposition of the collateral held as security for these transactions. Such repurchase agreements are fully collateralized and the Fund takes possession of such collateral, thus reducing the risk of default. The collateral is subject to continuing market fluctuations and its value could be more or less than the repurchase price.

FUNDAMENTAL POLICIES
        The investment objective and investment restrictions of the Fund are designated as fundamental policies. Such fundamental policies may not be changed without approval of the holders of a majority of the Fund's outstanding shares.
        The investment practices of the Fund as described above are not fundamental policies and may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
        Certain investment restrictions applicable to the Fund are described below. The complete text of these restrictions is set forth in the SAI under the caption "Other Information about Investment Practices and Restrictions." Additional investment restrictions pertaining to the Fund are set forth in the SAI under the same caption.
        INVESTMENTS IN ONE ISSUER: The Fund may not purchase any security if, as a result, the Fund would then hold more than 10% of the common stock of the issuer.
        INVESTMENTS IN START-UP COMPANIES: The Fund may not purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies less than three years old.
        INVESTMENTS IN REPURCHASE AGREEMENTS: The Fund may not invest more than 5% of its total assets in repurchase agreements with a maturity longer than seven days.
        Although the Fund may invest up to 5% of its total assets in start-up companies or in repurchase agreements with a maturity longer than seven days, the Adviser does not intend to invest more than 5% of the Fund's net assets in either start-up companies or such repurchase agreements.


------------------------------------------------------------------------------
14  CINCINNATI FUND

-------------------GENERAL INFORMATION ABOUT GATEWAY-----------------------

        The Gateway Trust is an open-end management investment company established as an Ohio business trust in 1986. From 1977 to 1986, the Trust's predecessor operated as a Maryland corporation. The Trust has five series:
the Cincinnati Fund, the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund (formerly the Gateway Capital Fund), the Gateway Small Cap Index Fund, and the Matrix Growth Fund (formerly the SWRW Growth Plus Fund). Shares of the Cincinnati Fund are offered by this prospectus. The Gateway Index Plus Fund, the Gateway Mid Cap Index Fund and the Small Cap Index Fund are offered by a separate prospectus. The Matrix Growth Fund is also offered by a separate prospectus.
        The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts and authorize the Trust officers to carry out the decisions of the Board.
        Under the Trust's Second Amended Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, death or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office has been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees. In addition, a meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.
        On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract.
        Shareholders vote in the aggregate to elect Trustees. As of June 30, 1994, the shareholders of the Index Plus Fund controlled approximately 76% of the outstanding shares of the Trust. Therefore, in the foreseeable future, when the shareholders of the Trust vote in the aggregate on a matter such as the election of Trustees, the shareholders of the Index Plus Fund will be able to decide the matter. Shareholders do not have cumulative voting rights as to the election of Trustees. Therefore, the affirmative vote of shareholders owning more than 50% of the shares of the Trust present at a meeting is required to elect a Trustee.



------------------------------------------------------------------------------
                                                        CINCINNATI FUND  15

                                 CINCINNATI FUND

                       SUPPLEMENT DATED DECEMBER 15, 1995
                                       TO
                        PROSPECTUS DATED NOVEMBER 1, 1994

===============================================================================

         The following material supplements the Prospectus of the Cincinnati Fund (the "Fund") dated November 1, 1994, and particularly the information contained under "Investment Adviser" at page 10 of the Prospectus. The Fund is a series of The Gateway Trust (the "Trust").

         Shareholders of the Fund approved a new investment advisory contract between the Fund and Gateway Investment Advisers, L.P. (the "Adviser") which became effective December 15, 1995. The Adviser is the successor in interest to the assets, business and personnel of Gateway Investment Advisers, Inc. ("GIA"). GIA has acted as investment adviser since the formation of the Fund and is now the general partner of the Adviser with a 76% partnership interest. The sole limited partner of the Adviser is Alex. Brown Investments Incorporated, an affiliate of Alex. Brown & Sons Incorporated ("Alex. Brown"), a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland.

         Walter G. Sall, as Chairman and Trustee, and Peter W. Thayer, as President and Trustee, will maintain those positions with the Trust. The principal and controlling shareholders of GIA, Mr. Sall and J. Patrick Rogers, have been appointed Chairman and President of GIA, respectively.

         There has been no change in advisory fees paid by the Trust or management personnel of the Adviser as a result of the approval of the advisory contract.

         The Adviser has entered into an Advisory Referral Agreement with Alex. Brown under which the Adviser will pay to Alex. Brown an amount equal to one-half the advisory fees earned by the Adviser relating to shareholders of the Fund that have been directed to the Adviser by Alex. Brown or any of its affiliates.

         Also effective December 15, 1995, the Adviser became the Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent for the Trust. This change will not affect the processing of an account or the services provided for the Fund shareholders.

===============================================================================

                                THE GATEWAY TRUST

-------------------------------------------------------------------------------

                                                         Registration Statement
                                Securities Act of 1933 Registration No. 2-59895
                      Investment Company Act of 1940 Registration No. 811-02773








                                 CINCINNATI FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 15, 1995








         This Statement is not a prospectus but should be read in conjunction with the current Prospectus of the Cincinnati Fund dated November 1, 1994, and its Supplement thereto dated December 15, 1995. A copy of the Prospectus may be obtained from the Fund by written or telephone request directed to the Fund at the address or the telephone number shown below.








-------------------------------------------------------------------------------

                                 P. O. BOX 5211
                           CINCINNATI, OHIO 45201-5211
                                 (800) 354-5525

===============================================================================

                                TABLE OF CONTENTS

INTRODUCTION......................................................................................................3

  General Information About The Gateway Trust.....................................................................3

INVESTMENT PRACTICES AND RESTRICTIONS.............................................................................4

  General.........................................................................................................4

  Investment Restrictions.........................................................................................4

  Portfolio Turnover..............................................................................................7

PERFORMANCE AND RISK INFORMATION..................................................................................7

  Performance Information.........................................................................................7
      Total Return Calculations...................................................................................7

  Risk Information................................................................................................8
      Comparative Indexes.........................................................................................8
      Standard Deviation..........................................................................................8
      Beta........................................................................................................9

  Rankings and Comparative Performance Information................................................................9

SHAREHOLDER SERVICES..............................................................................................9

  Open Account....................................................................................................9

  Systematic Withdrawal Plan.....................................................................................10

  Automatic Investment Plan......................................................................................10

  IRAs...........................................................................................................10

  Qualified Pension and Profit Sharing Plans.....................................................................13

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................14

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................16
  Gateway Investment Advisers, L.P...............................................................................16
  Investment Advisory Contracts..................................................................................16

  Custodian......................................................................................................19

  Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent.............................19

BROKERAGE........................................................................................................21

ADDITIONAL TAX MATTERS...........................................................................................22

  Federal Tax Matters............................................................................................22

  State and Local Tax Aspects....................................................................................22

TRUSTEES AND OFFICERS OF THE TRUST...............................................................................23

COUNSEL..........................................................................................................24

INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS..........................................................24

PRINCIPAL HOLDERS OF FUND SHARES.................................................................................25

SCHEDULE A.......................................................................................................26

                                  INTRODUCTION


GENERAL INFORMATION ABOUT THE GATEWAY TRUST

         The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "funds" or individually as a "fund"). Each fund has its own investment policies, restrictions, practices, assets, and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by a Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's By-laws.

         At present, there are four series of the Trust:

         ------------------------------------------------------------------------------------------------------------
                      NAME OF FUND               DATE ORGANIZED                      FORMER NAMES
         ------------------------------------------------------------------------------------------------------------
         Gateway Index Plus Fund                    1977                    Gateway Option Index Fund until March,
                                                                            1990; Gateway Option Income Fund until
                                                                            February, 1988; Gateway Option Income
                                                                            Fund, Inc. until May, 1986

         Gateway Mid Cap Index Fund                 July 1992               Gateway Capital Fund until December, 1993

         Gateway Small Cap Index Fund               April 1993              None


         Cincinnati Fund                            November 1994           None

         ---------------------------------------- ----------------------- ---------------------------------------------

         Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

         The Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund are offered in one combined prospectus (the "Combined Prospectus"). The Cincinnati Fund is offered in a separate prospectus (the "Cincinnati Prospectus"). The Cincinnati Fund has a separate Statement of Additional Information. The other three funds have a combined Statement of Additional Information.

         Gateway Investment Advisers, L.P. (the "Adviser") acts as the Fund's investment adviser.


                                        3
                                        -

                     INVESTMENT PRACTICES AND RESTRICTIONS


GENERAL

         The Fund may hold cash for purposes of liquidity or for temporary defensive purposes. The Fund generally will hold cash reserves for the purpose of paying expenses and share redemptions and, in addition, cash received from the sale of the Fund's shares which has not yet been invested. In addition, the Adviser may determine from time to time that, for temporary defensive purposes, the Fund should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash.

         Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers acceptances, commercial paper or certificates of deposit (collectively "cash instruments"). Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more. Under normal conditions, the Adviser does not intend to invest more than 5% of the Fund's net assets in any cash instrument other than repurchase agreements.

INVESTMENT RESTRICTIONS

         The Trust has adopted certain fundamental policies with respect to the Fund that may not be changed without a vote of shareholders of the Fund. Under these policies, the Fund may not:

         1. purchase any security if as a result the Fund (or the funds in the Trust together) would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

         2. purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

         3. purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

         4. make short sales of securities or maintain a short position, (a) unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

                It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. It is the present





                                       4
                                       -
                intention of management that short sales of securities subject to outstanding options will not be made.

         5. borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the Fund's total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market.

                It is the present intention of management that the Fund will not purchase additional portfolio securities at any time when its borrowing exceeds 5% of its total assets. In order to meet redemption requests without immediately selling any portfolio securities, the Fund may borrow an amount up to 25% of the value of its total assets including the amount borrowed. If, due to market fluctuations or other reasons, the value of the Fund's assets falls below 400% of its borrowing, the Fund will reduce its borrowing which may result in the Fund being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the Fund might be deemed to be engaged in leveraging in that any such borrowing will enable the Fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

         6. pledge more than 10% of its total assets, taken at market value. The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.

         7. purchase or retain securities of any company if officers and trustees of the Trust or of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

         8. buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell
                (a) securities which are secured by real estate, and (b) securities of companies which invest or deal in real estate.

         9. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the Federal securities laws.

         10. make investments for the purpose of exercising control or management.

         11. participate on a joint or joint and several basis in any trading account in securities.

         12. purchase any security restricted as to disposition under the Federal securities laws.





                                       5
                                       -

         13. invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

         14. invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

         15. make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements.

                No more than 5% of the Fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

         16. purchase any security (other than U. S. government obligations) if, as a result thereof, less than 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), government securities and other securities which for purposes of this calculation are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

                All of the funds in the Trust taken as a group also must satisfy this 10% test.

         17.    concentrate the investments of the Fund in a single industry.

         18.    write, purchase or sell puts, calls or combinations thereof.

         19. buy or sell commodities, commodities futures contracts or commodities options contracts.

         The Trust has no fundamental policy with respect to the issuance of senior securities by the Fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.

         In addition to these fundamental policies, the Fund may not invest more than 15% of the Fund's net assets in "illiquid assets." Further, the Trust has specifically undertaken as a condition of state registration to limit the investment in warrants by the Fund to no more than 5% of the Fund's net assets, and to further limit to 2% of the Fund's net assets any investment by the Fund in warrants which are not listed on the New York or American Stock Exchanges. Similarly, the Trust has undertaken to limit the short sales discussed in Paragraph 4 above to the lesser of 2% of the value of securities of any one issuer in which the Fund is short, or 2% of the securities of any class of any issuer.





                                       6
                                       -

         Although the practices described in paragraphs 4, 5 and 6, above, could involve more than 5% of a Fund's assets, the Adviser has no current intention of causing the Fund to employ any such practice in the coming year.

PORTFOLIO TURNOVER

         Portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market values of such securities.

         The Adviser estimates that the portfolio turnover rate for the Fund will generally not exceed 25%.

                        PERFORMANCE AND RISK INFORMATION

PERFORMANCE INFORMATION

         The Fund may quote performance in various ways. All performance information supplied by the Fund is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph or similar illustration. The Fund's share prices and total returns fluctuate in response to market conditions, interest rates and other factors.

         TOTAL RETURN CALCULATIONS

         Total returns reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gains distributions, and any change in a fund's net asset value per share (NAV) over the period.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five- and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value according to the following formula:

   P (1 + T)(n) = ERV where:  T   =   Average annual total return
                              n   =   Number of years and portion of a year
                              ERV =   Ending redeemable value (of an initial
                              hypothetical $1,000 investment) at the end of the
                              period
                              P   =   $1,000 (the hypothetical initial
                              investment)

         If a fund has been in existence for less than one, five or ten years, the time period since the date of the initial public offering will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.





                                       7
                                       -

         Average annual total return is calculated as required by applicable regulations promulgated by the Securities and Exchange Commission. In addition to average annual total returns, the Fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year, and cumulative total returns may be quoted as a percentage or as a dollar amount.

RISK INFORMATION

         In evaluating the performance of any investment including the Fund, it is important to understand the risks involved in the investment. Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

         For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss than an investment in a mutual fund that invests in short-term U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given investor will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund.

         The Gateway Trust offers four different funds that produce different total returns and present different risk potentials. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in the Fund.

         COMPARATIVE INDEXES

         The performance and risk of the Fund may be compared to the performance and risk of the S&P 500 Index and the Lehman Government/Corporate Bond Index. These comparative indexes are used because they are the standard benchmarks of the stock market and bond market respectively.

         STANDARD DEVIATION

         Standard deviation measures the volatility of the total return of the Fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the Fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment. An investment with an expected return of 10% and a standard deviation of 15% would be expected to earn a total return ranging from -5% to +25% about 68% of the time, a total return ranging from -20% to +40% about 95% of the time, and a total return ranging from -35% to +55% about 97% of the time.





                                       8
                                       -

         BETA

         Beta analyzes the market risk of the Fund by showing how responsive the Fund is to the market as defined by an index. Beta is a comparative measure of the Fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is
1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets. Beta is the slope of the "least square line" which compares the Fund with an index.

RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

         The Fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc., Lipper Analytical Services, Inc. and Value Line Mutual Fund Survey, or by other financial publications with circulations of 10,000 readers or more. Performance comparisons may be expressed as ratings, such as the proprietary ratings published by Morningstar, Inc., or rankings, such as the rankings of funds in various categories published by Lipper Analytical Services. Inc. Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.


                              SHAREHOLDER SERVICES

         Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend disbursing and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

OPEN ACCOUNT

         The Fund's regular account for investors who purchase its shares is the Open Account. The Open Account facilitates regular purchases of Fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in Fund shares. There is no charge for the automatic reinvestment of dividends and distributions.

         The Servicing Agent maintains a record of the investor's purchases, redemption, and share balance in the investor's open account. Shortly after each purchase, the Servicing Agent will mail a confirmation to the investor showing the shares purchased, the exact price paid for the shares and the total number of shares owned. Share certificates will not be issued to an investor.

         Upon opening an account, the investor may elect any of the following options: (1) reinvestment at net asset value of all distributions, or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. The Fund presently bears all expenses of its Open Accounts but reserves the right upon notice to establish a maintenance charge in the future.





                                       9
                                       -

SYSTEMATIC WITHDRAWAL PLAN

         If the value of an investor's account is at least $5,000, an investor can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount that ought to be periodically withdrawn by an investor. A sufficient number of shares in the investor's account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

         If an investor establishes an account in the Systematic Withdrawal Plan, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of Fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the Fund to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Plan should not, therefore, be considered a yield on investment. An investor can make arrangements to use the Systematic Withdrawal Plan (or discontinue use of the Plan) by contacting Shareholder Services at (800) 354-5525.

AUTOMATIC INVESTMENT PLAN

         For established accounts, shares of the Fund may be purchased on a regular monthly or quarterly basis in amounts of $100 or more per purchase. Shareholder Services can arrange to have such funds transferred automatically from an investor's checking account to the Trust for purchase of shares. An investor can make arrangements to use the Automatic Investment Plan (or discontinue use of the Plan) by contacting Shareholder Services at (800) 354-5525.

IRAS

         Investors may purchase shares of the Fund through Individual Retirement Accounts ("IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a form of IRA which can be adopted by an investor and which is specifically designed to permit the investor to invest in shares of any Gateway fund selected by the investor. Alternatively, investors may use the services of the Adviser to allocate assets of the Gateway-sponsored IRA among investments in shares of the Gateway funds and certain other investments. The custodian of such Gateway-sponsored IRAs is Star Bank. Investors can obtain forms to establish IRAs by calling Shareholder Services at (800) 354-5525.

         An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. As is briefly discussed below, an investor who has compensation for a taxable year may make contributions within certain limits to his or her own IRA (and, in limited situations, an IRA for his or her spouse). Certain of the investor's contributions to the IRA may be deductible from income in determining his or her federal income tax for the taxable year of the contributions and not taxed until distributed from the IRA. Also, certain amounts received from another IRA may be able to be rolled over or transferred to an IRA and thereby avoid federal income tax on the amounts rolled over or transferred until received from the new IRA. In addition, certain amounts distributed from a tax-qualified employer plan may be





                                       10
                                       --
able to be rolled over directly to an IRA and thereby avoid income tax withholding on the amounts rolled over. Further, all earnings generated in the IRA are not taxed until distributed from the IRA.

         To explain in more detail, in general, any investor who has compensation in a taxable year is eligible: (1) to establish and/or make contributions to an IRA for his or her own benefit for such taxable year (except for the taxable year in which he or she attains the age of 70-1/2 or any later taxable year); and (2) to establish and/or make contributions to an IRA for his or her spouse, provided the spouse either has (or elects to be treated as having) no compensation for the taxable year and provided the spouse has not attained the age of 70-1/2 by the close of such taxable year. Such an investor may contribute for the applicable taxable year up to the lesser of $2,000 ($2,250 for spousal IRAs for both the investor and his or her non-earning spouse, if applicable) or 100% of his or her compensation for the taxable year. If both the investor and his or her spouse have compensation, each may contribute up to such limits to separate IRAs.

         The amount contributed to an IRA under the above rules is deductible from income of the investor in determining federal income tax for the applicable taxable year; except that if the investor (or his or her spouse) is an active participant in an employer-maintained retirement or profit sharing or similar type of plan for such taxable year, the ability to deduct the contribution is phased out if the adjusted gross income, as modified in certain respects for this purpose ("AGI"), of the investor is above a certain amount. Specifically, for such an investor filing a joint return with his or her spouse, the deduction is phased out for AGI between $40,000 and $50,000 (and hence is not available at all when the AGI on the joint return is above $50,000). When such an investor is not married, the deduction is phased out for AGI between $25,000 and $35,000 (and hence is not available when the AGI is above $35,000). For an investor who is married but files a separate tax return, the deduction is phased out for AGI between $0 and $10,000 (and hence is not available when the AGI is above $10,000). In determining whether the investor's spouse's active participant status is taken into consideration and the applicable AGI limits, an investor and his or her spouse who file separate returns for the applicable tax year and live apart at all times during such tax year will not be treated as married for such year.

         Additional contributions can be made to an investor's IRA if contributed by the investor's employer pursuant to a simplified employee pension plan (an "SEP") maintained by the employer. Currently, the maximum amount able to be contributed to an investor's IRA through his or her employer's SEP (and assuming the employer maintains and has maintained no other qualified plans for the investor) is generally 15% of the investor's compensation from that employer (determined without regard to the SEP contributions) or $22,500, whichever is less. Contributions to an investor's IRA under an SEP program generally, if within the above limits, are not included in the investor's income for federal income tax purposes.

         Further, an investor may at times be able to roll over amounts he or she receives from another IRA, or from a tax-qualified profit sharing, stock bonus, pension, or annuity plan of an employer, to an IRA which invests in Gateway fund shares and be able by such method to defer the paying of taxes on the part of the distribution rolled over until such amounts are paid from the new IRA, provided certain conditions are met.

         Distributions to an investor from one IRA can be rolled over to another IRA as a sixty-day rollover. To qualify for sixty-day rollover treatment, an investor must complete the rollover within sixty days of when the investor receives the distribution. A sixty-day rollover distribution from an IRA may be made only once in any





                                       11
                                       --
one-year period. The automatic 20% withholding for federal income tax does not apply to distribution from an IRA, and you can elect no withholding from that distribution.

         An investor may also make a direct transfer of assets from one IRA to another by directing the existing IRA custodian or trustee to transfer directly to a new IRA investing in Gateway fund shares the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. The Adviser has forms, available upon request, that an investor can use to make direct IRA transfers.

         An investor generally may roll over into an IRA any taxable part of a distribution from a qualified employer plan. Distributions from an employer's tax-qualified plan can be rolled over to an IRA either as a direct rollover or as a sixty-day rollover.

         A Gateway-sponsored IRA is eligible to receive direct rollovers of distributions from a qualified employer plan. An investor can make a direct rollover by instructing the employer's plan to wire the distribution to Star Bank as custodian for the Gateway-sponsored IRA. The distribution should be wired to:

                  The Gateway Trust c/o Star Bank, N.A.
                  ABA #042-0000-13
                  Cincinnati, Ohio
                  Name (insert shareholder name)
                  Gateway Account No. (insert shareholder account number) Name of Gateway fund(s) in which you wish to invest

         An investor can also make a direct rollover by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "Star Bank, N.A., as Custodian of Individual Retirement Account of (insert shareholder name)," and delivering that check to Gateway. The check can be delivered in person or mailed to:

                  The Gateway Trust
                  Shareholder Services
                  P. O. Box 5211
                  Cincinnati, Ohio 45201-5211

         An investor can make a sixty-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the investor and by endorsing or cashing the check and depositing some or all of the proceeds in an IRA. The deposit must be delivered in person or mailed to Gateway at the above address within sixty days of when the investor receives the distribution. The employer's plan must withhold 20% of the taxable amount for federal income tax if the investor chooses a sixty-day rollover for the distribution. The investor can still roll over up to 100% of the eligible rollover distribution, including an amount equal to the 20% that was withheld. If the investor chooses to roll over 100%, the investor must find other money within the sixty day period to replace the 20% withheld. If the investor rolls over only the 80% that the investor received, the investor will be taxed on the 20% that was withheld.





                                       12
                                       --

         Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension, or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70-1/2 cannot be rolled over.

         In general, amounts earned in an IRA from any contributions (whether such contributions are deductible, nondeductible, or rollover contributions) are not subject to federal income tax until such amounts are distributed to the owner of the IRA (or, in the case of the owner's death, his or her beneficiary under the IRA), at which time they are taxed as ordinary income. All distributions from an IRA are taxable, except for the part of any distribution deemed (under tax rules) a return of prior nondeductible contributions to the IRA. Generally, distributions cannot begin without penalty until the owner reaches age 59-1/2 or is disabled, and must both begin by April 1 of the year following the year he or she attains age 70-1/2 and be paid in accordance with tax rules over the life of the IRA owner or the joint lives of the owner and his or her IRA beneficiary (or the life expectancy of the owner or the joint life and last survivor expectancy of the owner and the IRA beneficiary). In addition, certain excise (or penalty) taxes apply under federal law if contributions exceed applicable limits, if distributions are not made when required, or if the amount distributed in any taxable year exceeds certain high levels. To make a withdrawal from a Gateway-sponsored IRA, an investor should contact Shareholder Services at (800) 354-5525.

         The rules for contributing to, investing under, and distributing from IRAs are complex, and any investor should consult with his or her own tax advisor if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

         Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

         No annual maintenance fees are charged by the Trust to IRAs, SEP-IRAs, retirement, pension or profit-sharing plans, including 401(k) plans.

QUALIFIED PENSION AND PROFIT SHARING PLANS

         Employers with existing retirement, pension or profit sharing plans may purchase shares of the Fund by completing the New Account Application Form which accompanies the Prospectus. The possible use, at no additional charge, of the Systematic Withdrawal Plan provides an optional method for employees to receive retirement benefits on a regular basis.





                                       13
                                       --

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Basic information concerning the purchase and redemption of shares is set forth under the captions "How To Buy Additional Shares" and "How To Sell Shares" in the Cincinnati Prospectus. Shares of the Fund are purchased and redeemed at their net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined after the date designated for the redemption or distribution. Information as to the method of calculating the net asset value of shares of the Fund is included in the Cincinnati Prospectus under the caption "How Fund Shares Are Priced."

         Certificates for shares of the Fund will not be issued.

         The minimum initial investment is $1,000 and the minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees and by participants in SEP programs. The Trust reserves the right to reject any purchase order of the Fund.

         There is no minimum or maximum applicable to redemption of shares of the Fund. The Trust, however, reserves the right to automatically redeem a shareholder's account(s) under certain circumstances. The shareholder will receive written notice prior to the redemption of the account(s). Generally the Trust will send the shareholder a letter sixty days prior to redeeming the shareholder's account(s).

         The Trust will automatically redeem a shareholder's account(s) in the Fund when the aggregate value of the shareholder's account(s) (taken at current value) falls below $800. The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the sixty-day period. The Trust will not automatically redeem a shareholder's account(s) if market action caused the aggregate value of the account(s) to fall below $800 or if shares of the Fund are not available for purchase at the time the aggregate value of the account(s) falls below $800.

         The Trust also will automatically redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents such as corporate resolutions. The shareholder may prevent such redemption by providing the requested information within the sixty-day period.

         The Trust may institute additional mandatory redemption policies as approved by the Board of Trustees.

         The Trust reserves the right to terminate temporarily or permanently the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The shareholder will receive written notice that the Trust intends to limit the shareholder's use of the exchange privilege. Generally the Trust limits a shareholder to twelve exchange transactions per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, normally will be counted as one account for purposes of the exchange limit.





                                       14
                                       --

         The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund.

         Signature guarantees are required for all redemptions involving more than $10,000 (on the date of receipt by the Servicing Agent of all necessary documents) and for any redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). These requirements are not applicable to redemption in the Trust's IRA or SEP-IRA (see "SHAREHOLDER SERVICES - IRAS"). The signature guarantee requirement may be waived by the Trust in certain instances. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the Servicing Agent or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either: (a) on the written request for redemption, (b) on a stock power which should specify the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption.

         The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in any of the markets which the Fund normally utilizes is restricted as determined by the Securities and Exchange Commission (the "Commission"), (c) if any emergency exists as defined by the Commission so that disposal of investments or determination of the Fund's net asset value is not reasonably practicable, or
(d) for such other periods as the Commission by order may permit for protection of the Trust's shareholders.

         Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the Fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities.

         The Trust reserves the right to modify or terminate any purchase, redemption or other shareholder service procedure upon notice to shareholders.

         Purchases and redemptions generally may be effected only on days when the stock exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.





                                       15
                                       --

                     INVESTMENT ADVISORY AND OTHER SERVICES

GATEWAY INVESTMENT ADVISERS, L.P.

         Effective December 15, 1995, Gateway Investment Advisers, L.P. (the "Adviser") became the successor to Gateway Investment Advisers, Inc. which was organized in June 1977. Gateway Investment Advisers, Inc. is the general partner of the Adviser with a 76% ownership interest, while Alex Brown Investments Incorporation ("ABI") is the sole limited partner with a 24% ownership interest. ABI is an affiliate of Alex. Brown & Sons Incorporated, a nationally known investment management firm and registered broker/dealer located in Baltimore, Maryland. As of December 15, 1995 Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, a co-portfolio manager of the funds of the Trust, together owned of record and beneficially 99.85% of the outstanding shares of Gateway Investment Advisers, Inc. and thereby control the Adviser. Mr. Sall is Chairman and a director of Gateway Investment Advisers, Inc. and Mr. Rogers is its President and a Director.

INVESTMENT ADVISORY CONTRACTS

         The Trust has retained the Adviser under an investment advisory contract to act as investment manager and in such capacity supervise the investments of the Fund. The Trust's Board of Trustees and shareholders of the Fund approved the advisory contract on October 31, 1995 and December 11, 1995, respectively.

         Pursuant to the Fund's advisory contract, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding such fund's investments, (ii) office space, telephones, and other office equipment, and (iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) advertising and other marketing expenses in connection with the sale of the shares of the Fund, (ii) expenses of printing and distributing all of the Fund prospectuses and related documents to prospective stockholders, and (iii) association membership dues (other than for the Investment Company Institute). The advisory contract further provides that under certain circumstances the Adviser may cause the Fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising the Fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Fund's advisory contract provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated among the funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include fees and expenses of trustees not employed by the Adviser; expenses of printing and distributing all of the Trust's prospectuses to current shareholders of the Trust; expenses pertaining to registering or qualifying the Trust or its shares under various federal and state laws, and maintaining and updating such registrations and qualifications; interest expense, taxes, fees and commissions (including brokerage commissions) of every kind; expenses related to repurchases and redemptions of shares; charges and expenses of custodians, transfer agents, dividend disbursing agents and





                                       16
                                       --
registrars; expenses of valuing shares of each fund; printing and mailing costs other than those expressly assumed by the Adviser; auditing, accounting and legal expenses; expenses incurred in connection with the preparation of reports to shareholders and governmental agencies; expenses of shareholder meetings and proxy solicitations; insurance expenses; and all "extraordinary expenses" which may arise, including all losses and liabilities incurred in connection with litigation proceedings and claims, and the legal obligations of the Trust to indemnify its officers, trustees and agents with respect thereto. A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the advisory contracts of the funds, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser, the Fund pays the Adviser a management fee computed at an annual rate of 0.50% of the average daily net asset value of the Fund.

         If total expenses of the Fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions and any "extraordinary expenses" determined as described above) exceed 2.0% of the Fund's average daily net asset value for such year, the advisory contract requires the Adviser to bear all such excess expenses up to the amount of the advisory fees. Each month the investment advisory fee is determined and the Fund's expenses are projected. If the Fund's projected expenses are in excess of the above-stated expense limitation, the investment advisory fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to the Fund shall not exceed the aggregate advisory fee paid by the Fund to the Adviser for such year.

         The Fund's advisory contract further provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The advisory contract contemplates that the Adviser may act as an investment manager or adviser for others.

         The Fund's advisory contract may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the advisory contract, and by vote of the shareholders of the Fund.

         The Fund's advisory contract may be terminated, upon sixty-days' written notice (which notice may be waived), at any time without penalty, (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting securities of the Fund or (iii) by the Adviser. The advisory contract terminates automatically in the event of its assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

          The Fund's advisory contract provides that it will continue in effect until the next meeting of shareholders of the Fund, and thereafter until each successive such meeting, provided their continuance for each renewal year is specifically approved in advance by the vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Trust's Board of Trustees, and in either event by the vote cast in





                                       17
                                       --
person of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the advisory contract.





                                       18
                                       --

         The following table shows the management fees earned by the Adviser for providing services to the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund. It also shows the amount of the fees waived by the Adviser in the years ended December 31, 1994, 1993, 1992. The 1992 information shown for the Mid Cap Index Fund is for the three-month period ended December 31, 1992. The 1993 information shown for the Small Cap Index Fund is for the period from June 16, to December 31, 1993.

----------------------------------------------------------------------------------------------------------------
     FEE AND WAIVER           INDEX PLUS FUND           MID CAP INDEX FUND             SMALL CAP INDEX FUND
----------------------------------------------------------------------------------------------------------------
 1994 Fee Earned                $1,273,842                   $84,778                       $114,449
 1994 Fee Waived                  None                       $81,284                       $ 15,135
                                                             -------                       --------
 1994 Fee Paid                  $1,273,842                   $ 3,494                       $ 99,314

 1993 Fee Earned                $1,506,566                   $95,395                       $ 47,791
 1993 Fee Waived                         0                   (66,914)                       (16,373)
                                ----------                   -------                       --------
 1993 Fee Paid                  $1,506,566                   $28,481                       $ 31,418

 1992 Fee Earned                $1,053,232                   $22,162                          N/A
 1992 Fee Waived                         0                   (18,934)                         N/A
                                ----------                   -------
 1992 Fee Paid                  $1,053,232                   $ 3,228                          N/A
----------------------------------------------------------------------------------------------------------------

         Prior to January 1, 1993, the Index Plus Fund and the Mid Cap Index Fund each were obligated to pay the Adviser $10,000 each year to cover the expenses incurred by the Adviser in providing a treasurer for the Trust. The $10,000 annual fee paid in 1992 and 1991 by the Index Plus Fund and the $2,500 fee paid in the three-month period ended December 31, 1992 by the Mid Cap Index Fund are not included in the table. The current advisory contracts for these Funds do not contain this provision, however, the Adviser provides financial services to these Funds pursuant to the Shareholder Services Agreement between the Trust and the Adviser. See "Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent" below.

CUSTODIAN

         Star Bank, 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the Trust's assets (the "Custodian"). The Custodian has no part in determining the investment policies of any fund or which securities are to be purchased or sold by any fund.


SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING AND FINANCIAL
SERVICING AGENT

         The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent (the "Servicing Agent"). The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts and depositing the payments for the purchase of Fund's shares with the Custodian, and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains a bookshare account for each shareholder as set forth in the subscription application, maintains records of each shareholder account, and sends





                                       19
                                       --
confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

         As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by such fund.

         The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "SHAREHOLDER SERVICES" herein). With regard to the systematic withdrawal plans, the Servicing Agent will process such systematic withdrawal plan orders as are duly executed by shareholders and will direct appropriate payment to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs and other plans or programs for investing shares as provided in the Trust's current prospectuses.

         The Fund pays the Servicing Agent a monthly minimum fee of $2,500 for its services. The Fund also reimburses the Servicing Agent for printing, mailing, compliance, and processing expenses associated with providing its services. The processing expenses cannot exceed 0.2% of the Fund's average net assets. In addition, the Fund pays the Adviser a monthly fee of $4,000 for the financial services it provides as the Servicing Agent.

         During the past three years, the Adviser acted as Servicing Agent for the Trust pursuant to various shareholder servicing agreements. For the years ended December 31, 1994, 1993 and 1992, the Adviser earned $685,288, $638,558, and $321,055, respectively in its capacity as Servicing Agent for the Trust. The basis for remuneration of the Adviser for the three-year period was (1) a fee ranging from $1.50 to $1.60 per month for each shareholder account existing for such month (subject to a $2,500 monthly minimum for each fund), (2) reimbursement of the Adviser for certain out-of-pocket expenses it incurred in providing shareholder, transfer, and dividend disbursing services, and (3) a monthly fee for accounting services. The monthly accounting services fee for each fund was $4,000 in 1993 and $2,167 for the period from November 1, 1991 to December 31, 1992. For the remainder of 1991, the monthly accounting services fee for each fund was $1,000 plus a $15 fee per fund for each day the Adviser performed daily valuation for the fund.





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
                                    BROKERAGE

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

         In effecting portfolio transactions for the Fund, the Adviser uses its best efforts to obtain the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking the most favorable price and execution, the Adviser, in the Fund's best interests, considers all relevant factors, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of a fund as a factor in the selection of broker-dealers to execute securities transactions for such fund.

         While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services have been higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the investment advisory fees. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other of the Adviser's clients may be used by the Adviser for the benefit of the Trust.

         The advisory contract provides that, subject to such policies as the Trustees may determine, the Adviser may cause the Fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and (4) services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.





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
                             ADDITIONAL TAX MATTERS

         The tax discussion set forth below and in the Cincinnati Prospectus is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

FEDERAL TAX MATTERS

         The Fund is treated as a separate association taxable as a corporation.

         The Fund intends to meet the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its stockholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, two of the principal tests which the Fund must meet in each fiscal year in order to qualify as a regulated investment company are the "90% Test" and the "30% Test." The 90% Test requires that at least 90% of a fund's gross income must be derived from dividends, interest and gains from the sale or other disposition of securities, including gains from options. The 30% Test requires that no more than 30% of a fund's gross income be derived from the sale or other disposition of securities held less than three months. The 30% Test limits a fund's ability to deal with investments held less than three months.

         Long-term capital gains distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his shares, and are not eligible for the dividends received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

         Distributions on shares of the Fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

         The tax status of distributions made by the Fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his own tax adviser. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital loss carryforward.

STATE AND LOCAL TAX ASPECTS

         The laws of the several states and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his own tax adviser as to the status of his shares and distributions in respect of those shares under state and local tax laws.

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
                       TRUSTEES AND OFFICERS OF THE TRUST

         The trustees and officers of the Trust, together with information as to their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company") and their principal occupations during at least the past five years, are listed below.

         *Walter Gene Sall, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; Chairman and Trustee of the Trust; Chairman of the Adviser; various senior management positions and offices held with the Trust, the Company and the Adviser since 1977.

         *Peter Whitney Thayer, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; President and Trustee of the Trust; President and Treasurer of the Adviser; various senior management positions and offices held with the Trust, the Company and the Adviser since 1977.

         Stefen F. Brueckner, Community Mutual Insurance Company, 1351 William Howard Taft Road, Cincinnati, Ohio 45206; Trustee of the Trust Since October 1992; Director, President and Chief Operating Officer, Community Mutual Insurance Company (health insurer) since 1991; various senior management positions with Community Mutual Insurance between 1986 and 1991. Prior thereto, various management positions with Community Life Insurance Company, Columbus, Ohio. Director of CMIC Holding Company, Community National Assurance Company and E&E Benefit Plans, Inc.

         Kenneth A. Drucker, Sequa Corp., 200 Park Avenue, New York, New York 10166; Director of the Company from January 20, 1984 to May 1986; Trustee of the Trust since April 1986; Vice President and Treasurer, Sequa Corporation (gas turbine and industrial equipment) since November 1987. Prior thereto, Senior Vice-President and Treasurer, JWT Group, Inc. (advertising, public update relations and market research).

         Beverly S. Gordon, 1629 Starling Drive, Sarasota, Florida 34231; Trustee of the Trust since September 1988; arbitrator, National Association of Securities Dealers, Inc., since January 1992; Vice President, Marketing and Communications, Coffee, Sugar and Cocoa Exchange from January 1989 to December 1991; Executive Director, National Institutional Options and Futures Society, March 1988 to December 1988; prior thereto, Vice President, Institutional Marketing, Chicago Board Options Exchange.

         John F. Lebor, 12233 West End, Lost Tree Village, North Palm Beach, Florida 33408; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986. Director of Carlisle Retailers, Inc.

         William Harding Schneebeck, 251 Indian Harbor Road, Vero Beach, Florida 32963; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986; retired, formerly Chairman of Midwestern Fidelity Corp.

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
         *Paul R. Stewart, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; Treasurer of the Trust since October, 1995; Comptroller of the Adviser since October, 1995; Audit Manager and Senior Manager, Price Waterhouse from September, 1992 to 1995 and from August 1988 to August 1991; accountant for Lexmark International from August 1991 to September 1991. Age 30.

         Donna M. Squeri, 400 TechneCenter Drive, Suite 220 Milford, Ohio 45150; Secretary of the Trust since October, 1995; Secretary and General Counsel of the Adviser since September, 1995; in house counsel of Bartlett & Co. from October, 1984 to September, 1993. Age 36.

         *Messrs. Sall, Thayer, Stewart and Ms. Squeri are affiliated persons of the Trust and the Adviser as defined by the Investment Company Act of 1940. Messrs. Sall and Thayer are "interested persons" of the Trust as defined by the Investment Company Act of 1940.

         Messrs. Sall, Thayer, Stewart and Ms. Squeri each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Messrs. Sall and Thayer receives fees as follows: (a) an annual fee of $3,000, payable in equal quarterly installments for service during each fiscal quarter, (b) a $500 base fee plus $100 per fund for each regular or special meeting of the Board of Trustees attended, and (c) $200 per fund ($1,000 per fund for the Chairman) for each Audit and Contract Review Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

         The Trust has no bonus, profit sharing, pension or retirement plans for its trustees, officers or employees.

                                     COUNSEL

         Frost & Jacobs, Cincinnati, Ohio, will pass upon the legality of shares offered hereby and certain other matters pertaining to the Trust and the funds.

             INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS

         Arthur Andersen & Co., SC, 425 Walnut Street, Cincinnati, Ohio 45202, will serve as independent public accountants of the Trust. Arthur Andersen & Co. will perform an annual audit of the funds' financial statements, prepares the funds' tax returns and provides financial, tax and accounting consulting services as requested.

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
                   PRINCIPAL HOLDERS OF CINCINNATI FUND SHARES


         As of December 4, 1995, the Cincinnati Fund had 435,307 of its shares outstanding, out of an unlimited number of authorized shares. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the approximate amounts of the Cincinnati Fund's outstanding shares indicated below.

        -----------------------------------------------------------------------------------------------------------------------
                      NAME AND ADDRESS OF OWNER                      NUMBER OF SHARES                  PERCENT OF CLASS
        -----------------------------------------------------------------------------------------------------------------------
        Firstcinco                                                        200,000                            45.94%
        P.O. Box 1118
        Cincinnati, Ohio  45201

        R. S. Harrison, Trustee                                            25,000                             5.74%
        440 Mt. Carmel Road
        Cincinnati, Ohio  45244

        Trustees and officers of the Trust as a group                      27,219                      Less than 1%

        Adviser Officers & Directors as a group                             6,704                             1.54%
        -----------------------------------------------------------------------------------------------------------------------

As of December 4, 1995, the Adviser held in a fiduciary capacity 77,799, (17.87%) of the outstanding shares of the Cincinnati Fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.

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
                                   SCHEDULE A


The beta measurements that may be used in the Cincinnati Prospectus will be calculated by using MicroSoft Excel spreadsheets and the statistical function slope available in MicroSoft Excel. The SLOPE function returns the slope of the linear regression line through data points in known y's and known x's. The slope is the vertical distance divided by the horizontal distance between any two points on the line, which is the rate of change along the regression line.

The equation for beta (slope) is shown below.

                                    n[sum symbol]xy - ([sum symbol]y)
                             Beta = -------------------------------------
                                    n[sum symbol]x(2) - ([sum symbol]x(2)

Where y = the Fund's monthly total returns in the period x = the benchmark index's monthly total returns in the period


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